                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-5188
                                   ---------------------------------------------

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 4500 Main Street, Kansas City, Missouri                                 64111
--------------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip code)

 David C. Tucker, Esq., 4500 Main Street, 9th Floor, Kansas City, Missouri 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:   816-531-5575
                                                    ----------------------------

Date of fiscal year end:   12-31
                         -------------------------------------------------------

Date of reporting period:   12-31-2005
                          ------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

American Century
Variable Portfolios
ANNUAL REPORT

[photo of man and woman]

DECEMBER 31, 2005

VP Balanced Fund

                               [american century investments logo and text logo]

VP BALANCED

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

VP Balanced - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
                                    ------------------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE       INCEPTION
                         1 YEAR     5 YEARS   10 YEARS   INCEPTION        DATE
--------------------------------------------------------------------------------
CLASS I                   4.93%      3.72%      6.82%      7.76%         5/1/91
--------------------------------------------------------------------------------
BLENDED INDEX(1)          4.00%      2.99%      8.25%      9.57%(2)        --
--------------------------------------------------------------------------------
S&P 500 INDEX(3)          4.91%      0.54%      9.08%     10.76%(2)        --
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S.
AGGREGATE INDEX(3)        2.43%      5.87%      6.17%      7.15%(2)        --
--------------------------------------------------------------------------------

(1) See Index Definitions page.

(2) Since 4/30/91, the date nearest the fund's inception for which data are available.

(3) Data provided by Lipper Inc. - A Reuters Company. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any
    Of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                    (continued)

------
2

VP Balanced - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1995

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
---------------------------------------------------------------------------------------------------------
                  1996     1997     1998     1999     2000      2001      2002     2003     2004    2005
---------------------------------------------------------------------------------------------------------
Class I          12.21%   15.81%   15.77%   10.06%   -2.65%    -3.54%    -9.56%   19.46%    9.78%   4.93%
---------------------------------------------------------------------------------------------------------
Blended index    14.97%   23.62%   20.99%   12.00%   -1.00%    -3.71%    -9.82%   18.48%    8.30%   4.00%
---------------------------------------------------------------------------------------------------------
S&P 500 Index    22.96%   33.36%   28.58%   21.04%   -9.10%   -11.89%   -22.10%   28.68%   10.88%   4.91%
---------------------------------------------------------------------------------------------------------
Lehman
Brothers U.S.
Aggregate
Index             3.63%    9.65%    8.69%   -0.82%   11.63%     8.44%    10.25%    4.10%    4.34%   2.43%
---------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

VP Balanced - Portfolio Commentary

PORTFOLIO MANAGERS: JEFF TYLER (EQUITY TEAM LEADER) AND JEFF HOUSTON
(FIXED-INCOME TEAM LEADER)

PERFORMANCE SUMMARY

VP Balanced and its benchmark (a custom blended index of 60% S&P 500 Index and
40% Lehman Brothers U.S. Aggregate Index) gained 4.93% and 4.00%, respectively, in 2005. VP Balanced outperformed the benchmark primarily because the fund's stock portfolio significantly outperformed the S&P 500.

ECONOMIC REVIEW

A resilient U.S. economy grew at a moderate rate of approximately 3-4%
(annualized gross domestic product growth) during 2005 despite record-high energy prices and soaring short-term interest rates. Energy costs jumped 17.1%
in the consumer price index (CPI) for the year as crude oil futures flirted with
$70 a barrel. But the one-year percentage change in "core" CPI remained at 2.2%, the same as in 2004. Attempting to keep inflation under control, the Federal
Reserve raised its overnight rate target from 2.25% in December 2004 to 4.25% in
December 2005.

STOCK MARKET REVIEW

The S&P 500 advanced 4.91% in 2005, its lowest calendar year return since 2002.
The index trailed its smaller-cap counterparts--the S&P Mid Cap 400 and SmallCap
600 indices--which gained 12.56% and 7.68%, respectively. The full S&P 500 also trailed its value subindex, which advanced 6.33% compared with 3.46% for the growth subindex.

The sector that contributed most to the S&P 500's gain (based on size and performance) was energy, which returned 31.35%. The biggest detractor was the consumer discretionary sector, down 6.55%, which was pulled lower by the performance of eBay, Ford Motor, General Motors, and media companies such as
News Corp., Time Warner, and Comcast.

BOND MARKET REVIEW

The Lehman Brothers U.S. Aggregate Index--representing the broad taxable, investment-grade U.S. bond market--returned 2.43%, its lowest calendar year return since 1999. A yield benchmark,

VP BALANCED'S TOP TEN STOCK HOLDINGS
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                         % OF EQUITY            % OF S&P
                                          PORTFOLIO             500 INDEX
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           4.0%                  3.1%
--------------------------------------------------------------------------------
Intel Corp.                                 2.5%                  2.5%
--------------------------------------------------------------------------------
Johnson & Johnson                           2.3%                  1.6%
--------------------------------------------------------------------------------
Bank of America Corp.                       2.2%                  1.7%
--------------------------------------------------------------------------------
American Express Co.                        2.0%                  0.6%
--------------------------------------------------------------------------------
Amgen Inc.                                  1.9%                  0.9%
--------------------------------------------------------------------------------
Wells Fargo & Co.                           1.8%                  0.9%
--------------------------------------------------------------------------------
Viacom, Inc. Cl B                           1.8%                  0.5%
--------------------------------------------------------------------------------
Capital One
Financial Corp.                             1.7%                  0.2%
--------------------------------------------------------------------------------
McKesson Corp.                              1.7%                  0.1%
--------------------------------------------------------------------------------

VP BALANCED'S TOP FIVE STOCK INDUSTRIES
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                         % OF EQUITY            % OF S&P
                                          PORTFOLIO             500 INDEX
--------------------------------------------------------------------------------
Oil, Gas &
Consumable Fuels                            9.0%                  7.6%
--------------------------------------------------------------------------------
Insurance                                   6.7%                  4.7%
--------------------------------------------------------------------------------
Health Care Providers
& Services                                  6.4%                  3.2%
--------------------------------------------------------------------------------
Media                                       5.2%                  3.2%
--------------------------------------------------------------------------------
Commercial Banks                            5.1%                  5.7%
--------------------------------------------------------------------------------

                                                                    (continued)

------
4

VP Balanced - Portfolio Commentary

the 10-year Treasury yield, rose from 4.22% to 4.40%. Meanwhile, the 2-year
Treasury yield rose from 3.07% to 4.41%, just higher than the 10-year yield, creating a yield "inversion," the first since 2000. As yields inverted in 2005, longer-maturity/duration notes and bonds outperformed shorter- maturity/duration notes.

Two of the Lehman Aggregate's three largest sectors--the Treasury and fixed-rate mortgage-backed sectors (up 2.79% and 2.61%, respectively)--outperformed the broad market while the corporate sector (up 1.68%) underperformed. The 30-year
Treasury bond, up 8.86%, pushed Treasurys higher. The corporate sector had to overcome credit rating downgrades for General Motors and Ford Motor.

PORTFOLIO PERFORMANCE & STRATEGY

VP Balanced's stock and bond portfolios returned 6.96% and 1.98%, respectively, in 2005. Security selection in the health care sector contributed most to stock portfolio outperformance vs. the S&P 500, particularly overweights (vs. the index) in health plan provider CIGNA (37.07% return for 2005), drug wholesalers
McKesson and AmerisourceBergen (up 64.90% and 41.35%, respectively) and non-S&P
500 drug manufacturer Kos Pharmaceuticals (up 37.43%). At the end of 2005, we
still had significant industry overweights (vs. the index) in health care providers & services, as well as in oil & gas, insurance, and semiconductors.

We believe the bond portfolio underperformed the Lehman Aggregate because the portfolio was positioned somewhat defensively compared with the index in anticipation of even higher interest rates than the market experienced. The defensive positioning included a large Treasury underweight and a moderate corporate overweight compared with the index, which we believe detracted from performance in 2005. We, however, still thought a defensive posture was prudent as 2006 began, given our expectations of two more Fed rate increases and continued economic strength.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Common Stocks
& Futures                                   61.4%                 60.4%
--------------------------------------------------------------------------------
U.S. Government Agency
Mortgage-Backed
Securities                                  12.3%                 13.6%
--------------------------------------------------------------------------------
Corporate Bonds                              9.3%                  9.4%
--------------------------------------------------------------------------------
Asset-Backed Securities
and Collateralized
Mortgage Obligations                         8.9%                 12.2%
--------------------------------------------------------------------------------
U.S. Treasury Securities                     4.7%                  6.0%
--------------------------------------------------------------------------------
U.S. Government
Agency Securities                            4.2%                  4.7%
--------------------------------------------------------------------------------
Other Securities                             1.1%                  0.8%
--------------------------------------------------------------------------------
Other Assets
and Liabilities*                            (1.9)%                (7.1)%
--------------------------------------------------------------------------------
*Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

KEY FIXED-INCOME PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Weighted Average
Maturity                                   6.2 yrs               5.8 yrs
--------------------------------------------------------------------------------
Average Duration
(modified)                                 5.0 yrs               4.8 yrs
--------------------------------------------------------------------------------

------
5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                   BEGINNING          ENDING        DURING PERIOD*    ANNUALIZED
                  ACCOUNT VALUE    ACCOUNT VALUE       7/1/05 -         EXPENSE
                     7/1/05          12/31/05          12/31/05         RATIO*
--------------------------------------------------------------------------------
VP BALANCED CLASS I SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
Actual               $1,000         $1,033.10           $4.61           0.90%
--------------------------------------------------------------------------------
Hypothetical         $1,000         $1,020.67           $4.58           0.90%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
6

VP Balanced - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 61.4%

AEROSPACE & DEFENSE -- 0.4%
--------------------------------------------------------------------------------
            1,123  Boeing Co.                                      $     78,880
--------------------------------------------------------------------------------
           12,691  Lockheed Martin Corp.                                807,527
--------------------------------------------------------------------------------
                                                                        886,407
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.4%
--------------------------------------------------------------------------------
            1,129  FedEx Corporation                                    116,727
--------------------------------------------------------------------------------
            8,168  United Parcel Service, Inc.
                   Cl B                                                 613,826
--------------------------------------------------------------------------------
                                                                        730,553
--------------------------------------------------------------------------------
AIRLINES -- 0.1%
--------------------------------------------------------------------------------
            7,579  Southwest Airlines Co.                               124,523
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.0%
--------------------------------------------------------------------------------
           63,436  Goodyear Tire & Rubber Co.
                   (The)(1)(2)                                        1,102,518
--------------------------------------------------------------------------------
            2,694  Modine Manufacturing Co.(2)                           87,797
--------------------------------------------------------------------------------
           31,390  TRW Automotive Holdings
                   Corp.(1)(2)                                          827,127
--------------------------------------------------------------------------------
                                                                      2,017,442
--------------------------------------------------------------------------------
AUTOMOBILES -- 0.3%
--------------------------------------------------------------------------------
           77,895  Ford Motor Company                                   601,349
--------------------------------------------------------------------------------
            2,391  Harley-Davidson, Inc.                                123,113
--------------------------------------------------------------------------------
                                                                        724,462
--------------------------------------------------------------------------------
BEVERAGES -- 2.5%
--------------------------------------------------------------------------------
            8,750  Brown-Forman Corp. Cl B                              606,550
--------------------------------------------------------------------------------
           46,120  Coca-Cola Company (The)                            1,859,094
--------------------------------------------------------------------------------
           12,018  Coca-Cola Enterprises Inc.                           230,385
--------------------------------------------------------------------------------
            4,691  Constellation Brands Inc. Cl A(1)                    123,045
--------------------------------------------------------------------------------
              444  Molson Coors Brewing Co.                              29,744
--------------------------------------------------------------------------------
           39,905  Pepsi Bottling Group Inc.                          1,141,682
--------------------------------------------------------------------------------
           33,128  PepsiAmericas, Inc.                                  770,557
--------------------------------------------------------------------------------
            7,407  PepsiCo, Inc.                                        437,606
--------------------------------------------------------------------------------
                                                                      5,198,663
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.5%
--------------------------------------------------------------------------------
           10,782  Alkermes Inc.(1)(2)                                  206,152
--------------------------------------------------------------------------------
           30,480  Amgen Inc.(1)                                      2,403,653
--------------------------------------------------------------------------------
            7,906  Applera Corporation-Applied
                   Biosystems Group                                     209,983
--------------------------------------------------------------------------------
            3,269  Gilead Sciences, Inc.(1)                             172,047
--------------------------------------------------------------------------------
                                                                      2,991,835
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
            5,295  USG Corp.(1)(2)                                      344,175
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 1.6%
--------------------------------------------------------------------------------
           35,412  Federated Investors Inc. Cl B                      1,311,660
--------------------------------------------------------------------------------
           18,034  Morgan Stanley                                     1,023,249
--------------------------------------------------------------------------------
           16,146  Northern Trust Corp.                                 836,686
--------------------------------------------------------------------------------
            1,776  Raymond James Financial, Inc.(2)                      66,902
--------------------------------------------------------------------------------
                                                                      3,238,497
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
CHEMICALS -- 0.8%
--------------------------------------------------------------------------------
            3,156  FMC Corp.(1)(2)                                 $    167,805
--------------------------------------------------------------------------------
           62,304  Lyondell Chemical Co.                              1,484,081
--------------------------------------------------------------------------------
                                                                      1,651,886
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 3.1%
--------------------------------------------------------------------------------
           61,158  Bank of America Corp.                              2,822,442
--------------------------------------------------------------------------------
           12,513  Comerica Inc.                                        710,238
--------------------------------------------------------------------------------
           11,891  Wachovia Corp.                                       628,558
--------------------------------------------------------------------------------
           36,318  Wells Fargo & Co.                                  2,281,860
--------------------------------------------------------------------------------
                                                                      6,443,098
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
--------------------------------------------------------------------------------
            2,453  Herman Miller Inc.                                    69,150
--------------------------------------------------------------------------------
           19,564  John H. Harland Company(2)                           735,605
--------------------------------------------------------------------------------
              384  PHH Corp.(1)                                          10,760
--------------------------------------------------------------------------------
            3,785  Republic Services, Inc. Cl A                         142,127
--------------------------------------------------------------------------------
            1,510  West Corp.(1)(2)                                      63,647
--------------------------------------------------------------------------------
                                                                      1,021,289
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.4%
--------------------------------------------------------------------------------
           22,467  Cisco Systems Inc.(1)                                384,635
--------------------------------------------------------------------------------
            2,000  Harris Corp.                                          86,020
--------------------------------------------------------------------------------
           14,246  Motorola, Inc.                                       321,817
--------------------------------------------------------------------------------
                                                                        792,472
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 2.7%
--------------------------------------------------------------------------------
           24,704  Apple Computer, Inc.(1)                            1,775,970
--------------------------------------------------------------------------------
           15,298  Dell Inc.(1)                                         458,787
--------------------------------------------------------------------------------
            2,126  Emulex Corp.(1)                                       42,074
--------------------------------------------------------------------------------
           41,412  Hewlett-Packard Co.                                1,185,626
--------------------------------------------------------------------------------
            9,354  Intergraph Corp.(1)(2)                               465,923
--------------------------------------------------------------------------------
           18,700  International Business
                   Machines Corp.                                     1,537,139
--------------------------------------------------------------------------------
                                                                      5,465,519
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 0.1%
--------------------------------------------------------------------------------
            4,710  McDermott International,
                   Inc.(1)(2)                                           210,113
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 2.7%
--------------------------------------------------------------------------------
           49,739  American Express Co.                               2,559,569
--------------------------------------------------------------------------------
           25,493  Capital One Financial Corp.                        2,202,595
--------------------------------------------------------------------------------
            4,974  CompuCredit Corp.(1)(2)                              191,400
--------------------------------------------------------------------------------
            6,542  WFS Financial Inc.(1)                                498,173
--------------------------------------------------------------------------------
                                                                      5,451,737
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.4%
--------------------------------------------------------------------------------
            5,246  Greif, Inc. Cl A(2)                                  347,705
--------------------------------------------------------------------------------
           14,651  Silgan Holdings Inc.(2)                              529,194
--------------------------------------------------------------------------------
                                                                        876,899
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES(3)
--------------------------------------------------------------------------------
              860  Weight Watchers International,
                   Inc.(1)                                               42,510
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
7

VP Balanced - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.3%
--------------------------------------------------------------------------------
           10,551  Moody's Corp.                                   $    648,042
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.8%
--------------------------------------------------------------------------------
           20,670  AT&T Inc.                                            506,208
--------------------------------------------------------------------------------
           15,177  BellSouth Corp.                                      411,297
--------------------------------------------------------------------------------
            1,303  CenturyTel Inc.                                       43,207
--------------------------------------------------------------------------------
           24,405  Verizon Communications                               735,079
--------------------------------------------------------------------------------
                                                                      1,695,791
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.6%
--------------------------------------------------------------------------------
           28,449  Edison International                               1,240,661
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
--------------------------------------------------------------------------------
           37,162  Arrow Electronics, Inc.(1)                         1,190,299
--------------------------------------------------------------------------------
              861  Jabil Circuit, Inc.(1)                                31,934
--------------------------------------------------------------------------------
                                                                      1,222,233
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 0.5%
--------------------------------------------------------------------------------
           33,470  Pride International Inc.(1)                        1,029,203
--------------------------------------------------------------------------------
              537  Veritas DGC Inc.(1)                                   19,058
--------------------------------------------------------------------------------
                                                                      1,048,261
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.9%
--------------------------------------------------------------------------------
           55,116  Kroger Co. (The)(1)                                1,040,590
--------------------------------------------------------------------------------
           18,046  Longs Drug Stores Corp.(2)                           656,694
--------------------------------------------------------------------------------
            3,066  Supervalu Inc.                                        99,584
--------------------------------------------------------------------------------
                                                                      1,796,868
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.2%
--------------------------------------------------------------------------------
           10,899  Archer-Daniels-Midland Co.                           268,769
--------------------------------------------------------------------------------
            8,517  Chiquita Brands International,
                   Inc.(2)                                              170,425
--------------------------------------------------------------------------------
           49,563  Pilgrim's Pride Corp.(2)                           1,643,510
--------------------------------------------------------------------------------
              192  Seaboard Corp.(2)                                    290,112
--------------------------------------------------------------------------------
                                                                      2,372,816
--------------------------------------------------------------------------------
GAS UTILITIES -- 0.3%
--------------------------------------------------------------------------------
           32,220  UGI Corp.                                            663,732
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.9%
--------------------------------------------------------------------------------
            1,050  Baxter International, Inc.                            39,533
--------------------------------------------------------------------------------
           26,856  Becton Dickinson & Co.                             1,613,508
--------------------------------------------------------------------------------
           45,597  Hospira Inc.(1)                                    1,950,639
--------------------------------------------------------------------------------
            6,434  Kinetic Concepts Inc.(1)                             255,816
--------------------------------------------------------------------------------
                                                                      3,859,496
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 4.0%
--------------------------------------------------------------------------------
           45,424  AmerisourceBergen Corp.                            1,880,554
--------------------------------------------------------------------------------
           29,026  Cardinal Health, Inc.                              1,995,538
--------------------------------------------------------------------------------
            1,698  Express Scripts, Inc.(1)                             142,292
--------------------------------------------------------------------------------
           42,665  McKesson Corp.                                     2,201,087
--------------------------------------------------------------------------------
            3,641  Sierra Health Services, Inc.(1)(2)                   291,134
--------------------------------------------------------------------------------
           25,702  UnitedHealth Group
                   Incorporated                                       1,597,122
--------------------------------------------------------------------------------
                                                                      8,107,727
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 1.1%
--------------------------------------------------------------------------------
           30,062  Darden Restaurants, Inc.                        $  1,168,810
--------------------------------------------------------------------------------
            5,000  Domino's Pizza Inc.                                  121,000
--------------------------------------------------------------------------------
            9,114  Royal Caribbean Cruises Ltd.                         410,677
--------------------------------------------------------------------------------
           11,770  Yum! Brands, Inc.                                    551,778
--------------------------------------------------------------------------------
                                                                      2,252,265
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.8%
--------------------------------------------------------------------------------
           19,939  Black & Decker Corporation                         1,733,895
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
           10,998  Colgate-Palmolive Co.                                603,240
--------------------------------------------------------------------------------
            1,386  Kimberly-Clark Corp.                                  82,675
--------------------------------------------------------------------------------
                                                                        685,915
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 1.4%
--------------------------------------------------------------------------------
           44,719  AES Corporation (The)(1)                             707,902
--------------------------------------------------------------------------------
           41,214  TXU Corp.                                          2,068,530
--------------------------------------------------------------------------------
                                                                      2,776,432
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.1%
--------------------------------------------------------------------------------
            4,753  Teleflex Inc.                                        308,850
--------------------------------------------------------------------------------
INSURANCE -- 4.1%
--------------------------------------------------------------------------------
            2,715  Ace, Ltd.                                            145,090
--------------------------------------------------------------------------------
           40,921  Berkley (W.R.) Corp.                               1,948,659
--------------------------------------------------------------------------------
            9,958  Chubb Corp.                                          972,399
--------------------------------------------------------------------------------
           36,286  Endurance Specialty Holdings
                   Ltd.                                               1,300,853
--------------------------------------------------------------------------------
           39,987  First American Financial Corp.
                   (The)                                              1,811,411
--------------------------------------------------------------------------------
           14,231  Loews Corp.                                        1,349,810
--------------------------------------------------------------------------------
            4,209  MetLife, Inc.                                        206,241
--------------------------------------------------------------------------------
            1,145  Nationwide Financial Services
                   Cl A                                                  50,380
--------------------------------------------------------------------------------
            2,913  Selective Insurance Group(2)                         154,680
--------------------------------------------------------------------------------
            9,827  Zenith National Insurance Corp.                      453,221
--------------------------------------------------------------------------------
                                                                      8,392,744
--------------------------------------------------------------------------------
IT SERVICES -- 0.5%
--------------------------------------------------------------------------------
           17,834  Accenture Ltd. Cl A                                  514,868
--------------------------------------------------------------------------------
            2,485  Computer Sciences Corp.(1)                           125,840
--------------------------------------------------------------------------------
            8,476  Global Payments Inc.                                 395,066
--------------------------------------------------------------------------------
                                                                      1,035,774
--------------------------------------------------------------------------------
MACHINERY -- 1.3%
--------------------------------------------------------------------------------
           17,922  Cummins Inc.                                       1,608,141
--------------------------------------------------------------------------------
            1,611  Danaher Corp.                                         89,862
--------------------------------------------------------------------------------
           10,087  JLG Industries Inc.(2)                               460,572
--------------------------------------------------------------------------------
           14,946  Navistar International Corp.(1)(2)                   427,755
--------------------------------------------------------------------------------
                                                                      2,586,330
--------------------------------------------------------------------------------
MEDIA -- 3.2%
--------------------------------------------------------------------------------
           11,193  Dex Media Inc.                                       303,218
--------------------------------------------------------------------------------
           68,474  Disney (Walt) Co.                                  1,641,322
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
8

VP Balanced - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------

           19,196  DreamWorks Animation SKG
                   Inc.(1)(2)                                      $    471,454
--------------------------------------------------------------------------------
            5,596  John Wiley & Sons Inc. Cl A(2)                       218,468
--------------------------------------------------------------------------------
            2,528  Scholastic Corp.(1)(2)                                72,073
--------------------------------------------------------------------------------
           92,225  Time Warner Inc.                                   1,608,404
--------------------------------------------------------------------------------
           69,631  Viacom, Inc. Cl B                                  2,269,971
--------------------------------------------------------------------------------
                                                                      6,584,910
--------------------------------------------------------------------------------
METALS & MINING -- 1.8%
--------------------------------------------------------------------------------
           31,911  Freeport-McMoRan Copper &
                   Gold, Inc. Cl B                                    1,716,811
--------------------------------------------------------------------------------
            7,133  Nucor Corp.                                          475,914
--------------------------------------------------------------------------------
            8,918  Phelps Dodge Corp.                                 1,283,033
--------------------------------------------------------------------------------
            4,237  Quanex Corporation(2)                                211,723
--------------------------------------------------------------------------------
            1,208  Reliance Steel & Aluminum
                   Company(2)                                            73,833
--------------------------------------------------------------------------------
                                                                      3,761,314
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.7%
--------------------------------------------------------------------------------
           41,625  PG&E Corp.(2)                                      1,545,120
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.9%
--------------------------------------------------------------------------------
           12,736  Dollar Tree Stores Inc.(1)                           304,900
--------------------------------------------------------------------------------
            8,135  Federated Department Stores,
                   Inc.                                                 539,595
--------------------------------------------------------------------------------
           18,187  J.C. Penney Co. Inc.                               1,011,197
--------------------------------------------------------------------------------
                                                                      1,855,692
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 5.5%
--------------------------------------------------------------------------------
           20,885  Chevron Corp.                                      1,185,641
--------------------------------------------------------------------------------
            6,335  ConocoPhillips                                       368,570
--------------------------------------------------------------------------------
           90,458  Exxon Mobil Corp.                                  5,081,027
--------------------------------------------------------------------------------
            1,544  Holly Corp.                                           90,895
--------------------------------------------------------------------------------
            4,443  Kerr-McGee Corp.                                     403,691
--------------------------------------------------------------------------------
           22,680  Marathon Oil Corp.                                 1,382,800
--------------------------------------------------------------------------------
           26,072  Sunoco, Inc.                                       2,043,523
--------------------------------------------------------------------------------
              754  Tesoro Corporation                                    46,409
--------------------------------------------------------------------------------
           13,566  Valero Energy Corp.                                  700,006
--------------------------------------------------------------------------------
                                                                     11,302,562
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.1%
--------------------------------------------------------------------------------
           10,887  Alpharma Inc. Cl A(2)                                310,388
--------------------------------------------------------------------------------
           48,036  Johnson & Johnson                                  2,886,964
--------------------------------------------------------------------------------
           59,670  King Pharmaceuticals, Inc.(1)                      1,009,616
--------------------------------------------------------------------------------
                                                                      4,206,968
--------------------------------------------------------------------------------
REAL ESTATE -- 0.5%
--------------------------------------------------------------------------------
           24,809  CBL & Associates Properties,
                   Inc.(2)                                              980,204
--------------------------------------------------------------------------------
            1,264  Rayonier, Inc.                                        50,370
--------------------------------------------------------------------------------
                                                                      1,030,574
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.1%
--------------------------------------------------------------------------------
              400  Burlington Northern Santa Fe
                   Corp.                                                 28,328
--------------------------------------------------------------------------------
            1,985  Union Pacific Corp.                                  159,812
--------------------------------------------------------------------------------
                                                                        188,140
--------------------------------------------------------------------------------

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 2.7%
--------------------------------------------------------------------------------
          124,723  Intel Corp.                                     $  3,113,086
--------------------------------------------------------------------------------
           11,039  National Semiconductor Corp.                         286,793
--------------------------------------------------------------------------------
           66,366  Texas Instruments Inc.                             2,128,358
--------------------------------------------------------------------------------
                                                                      5,528,237
--------------------------------------------------------------------------------
SOFTWARE -- 0.8%
--------------------------------------------------------------------------------
            7,351  Autodesk, Inc.                                       315,725
--------------------------------------------------------------------------------
            2,661  BMC Software Inc.(1)                                  54,524
--------------------------------------------------------------------------------
            5,755  Cadence Design Systems Inc.(1)                        97,375
--------------------------------------------------------------------------------
            3,453  Intuit Inc.(1)                                       184,045
--------------------------------------------------------------------------------
           19,045  Microsoft Corporation                                498,027
--------------------------------------------------------------------------------
           34,302  Oracle Corp.(1)                                      418,827
--------------------------------------------------------------------------------
                                                                      1,568,523
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.6%
--------------------------------------------------------------------------------
              560  American Eagle Outfitters, Inc.                       12,869
--------------------------------------------------------------------------------
           24,611  Barnes & Noble Inc.(2)                             1,050,151
--------------------------------------------------------------------------------
           14,589  Charming Shoppes, Inc.(1)(2)                         192,575
--------------------------------------------------------------------------------
            4,244  Children's Place Retail Stores,
                   Inc. (The)(1)                                        209,738
--------------------------------------------------------------------------------
              935  Dress Barn Inc.(1)(2)                                 36,100
--------------------------------------------------------------------------------
           27,192  Home Depot, Inc.                                   1,100,733
--------------------------------------------------------------------------------
            1,812  Lowe's Companies, Inc.                               120,788
--------------------------------------------------------------------------------
           21,813  Payless ShoeSource, Inc.(1)                          547,506
--------------------------------------------------------------------------------
                                                                      3,270,460
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 1.6%
--------------------------------------------------------------------------------
            8,179  Corus Bankshares Inc.(2)                             460,232
--------------------------------------------------------------------------------
           14,034  Downey Financial Corp.(2)                            959,785
--------------------------------------------------------------------------------
            6,671  Fremont General Corp.(2)                             154,967
--------------------------------------------------------------------------------
           13,511  Golden West Financial Corp.                          891,726
--------------------------------------------------------------------------------
           18,785  Washington Mutual, Inc.                              817,148
--------------------------------------------------------------------------------
                                                                      3,283,858
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS(3)
--------------------------------------------------------------------------------
            3,745  UAP Holding Corp.(2)                                  76,473
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
--------------------------------------------------------------------------------
           47,047  Sprint Nextel Corp.                                1,099,018
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $107,937,000)                                                 125,941,761
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES(4) -- 12.3%

       $1,750,000  FHLMC, 5.00%, settlement
                   date 1/18/06(5)                                    1,732,500
--------------------------------------------------------------------------------
          111,328  FHLMC, 7.00%, 11/1/13                                115,537
--------------------------------------------------------------------------------
          331,628  FHLMC, 6.50%, 6/1/16                                 340,803
--------------------------------------------------------------------------------
        1,623,592  FHLMC, 5.00%, 11/1/17(6)                           1,610,138
--------------------------------------------------------------------------------
        1,086,158  FHLMC, 4.50%, 1/1/19                               1,059,350
--------------------------------------------------------------------------------
           42,005  FHLMC, 6.50%, 1/1/28                                  43,241
--------------------------------------------------------------------------------
           30,398  FHLMC, 6.50%, 6/1/29                                  31,268
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
9

VP Balanced - Schedule of Investments

DECEMBER 31, 2005

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $   37,431  FHLMC, 8.00%, 7/1/30                            $     39,921
--------------------------------------------------------------------------------
        1,038,023  FHLMC, 5.50%, 12/1/33                              1,031,037
--------------------------------------------------------------------------------
        3,376,748  FNMA, 6.00%, settlement
                   date 1/12/06(5)                                    3,408,406
--------------------------------------------------------------------------------
        3,238,000  FNMA, 6.50%, settlement
                   date 1/12/06(5)                                    3,321,987
--------------------------------------------------------------------------------
          968,680  FNMA, 5.00%, settlement
                   date 1/18/06(5)                                      958,388
--------------------------------------------------------------------------------
          716,000  FNMA, 5.50%, settlement
                   date 1/18/06(5)                                      720,475
--------------------------------------------------------------------------------
          206,449  FNMA, 5.50%, 12/1/08                                 208,194
--------------------------------------------------------------------------------
           14,556  FNMA, 6.50%, 11/1/11                                  14,967
--------------------------------------------------------------------------------
           49,437  FNMA, 6.00%, 4/1/13                                   50,516
--------------------------------------------------------------------------------
           15,046  FNMA, 6.00%, 5/1/13                                   15,375
--------------------------------------------------------------------------------
           94,595  FNMA, 6.50%, 6/1/13                                   97,315
--------------------------------------------------------------------------------
           19,288  FNMA, 6.00%, 7/1/13                                   19,709
--------------------------------------------------------------------------------
          173,539  FNMA, 6.00%, 1/1/14                                  177,328
--------------------------------------------------------------------------------
        1,119,627  FNMA, 4.50%, 5/1/19                                1,091,154
--------------------------------------------------------------------------------
            7,447  FNMA, 6.50%, 1/1/28                                    7,673
--------------------------------------------------------------------------------
           41,376  FNMA, 7.00%, 1/1/28                                   43,261
--------------------------------------------------------------------------------
           83,817  FNMA, 6.50%, 1/1/29                                   86,341
--------------------------------------------------------------------------------
           81,165  FNMA, 7.50%, 7/1/29                                   85,146
--------------------------------------------------------------------------------
           38,786  FNMA, 7.50%, 9/1/30                                   40,648
--------------------------------------------------------------------------------
          105,510  FNMA, 6.50%, 1/1/32                                  108,457
--------------------------------------------------------------------------------
          660,035  FNMA, 5.50%, 6/1/33                                  655,195
--------------------------------------------------------------------------------
        1,152,647  FNMA, 5.50%, 7/1/33                                1,144,195
--------------------------------------------------------------------------------
          569,595  FNMA, 5.50%, 8/1/33                                  565,418
--------------------------------------------------------------------------------
          816,854  FNMA, 5.00%, 11/1/33                                 794,326
--------------------------------------------------------------------------------
        2,280,216  FNMA, 5.50%, 1/1/34                                2,263,496
--------------------------------------------------------------------------------
        2,045,574  FNMA, 5.00%, 8/1/34                                1,986,034
--------------------------------------------------------------------------------
           96,907  GNMA, 7.00%, 4/20/26                                 101,348
--------------------------------------------------------------------------------
           56,486  GNMA, 7.50%, 8/15/26                                  59,552
--------------------------------------------------------------------------------
           27,003  GNMA, 7.00%, 2/15/28                                  28,379
--------------------------------------------------------------------------------
           48,661  GNMA, 7.50%, 2/15/28                                  51,231
--------------------------------------------------------------------------------
           70,277  GNMA, 6.50%, 3/15/28                                  73,586
--------------------------------------------------------------------------------
           11,109  GNMA, 6.50%, 5/15/28                                  11,633
--------------------------------------------------------------------------------
           23,381  GNMA, 7.00%, 12/15/28                                 24,572
--------------------------------------------------------------------------------
           21,623  GNMA, 8.00%, 12/15/29                                 23,155
--------------------------------------------------------------------------------
          197,549  GNMA, 7.00%, 5/15/31                                 207,407
--------------------------------------------------------------------------------
          802,088  GNMA, 5.50%, 11/15/32                                808,491
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $25,381,030)                                                   25,257,153
--------------------------------------------------------------------------------
CORPORATE BONDS -- 9.3%

AEROSPACE & DEFENSE -- 0.2%
--------------------------------------------------------------------------------
          280,000  United Technologies Corp.,
                   4.375%, 5/1/10                                       275,763
--------------------------------------------------------------------------------
          140,000  United Technologies Corp.,
                   5.40%, 5/1/35(2)                                     140,023
--------------------------------------------------------------------------------
                                                                        415,786
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
BEVERAGES -- 0.1%
--------------------------------------------------------------------------------
       $  250,000  Miller Brewing Co., 4.25%,
                   8/15/08 (Acquired 1/6/04,
                   Cost $254,055)(7)                               $    245,497
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.1%
--------------------------------------------------------------------------------
          230,000  Genentech, Inc., 4.75%,
                   7/15/15                                              224,235
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 0.6%
--------------------------------------------------------------------------------
          250,000  Goldman Sachs Group, Inc.
                   (The), 5.70%, 9/1/12                                 257,524
--------------------------------------------------------------------------------
          250,000  Goldman Sachs Group, Inc.
                   (The), 5.25%, 10/15/13                               250,335
--------------------------------------------------------------------------------
          170,000  Merrill Lynch & Co., Inc.,
                   4.25%, 2/8/10(2)                                     165,516
--------------------------------------------------------------------------------
          130,000  Morgan Stanley, 4.00%,
                   1/15/10                                              125,166
--------------------------------------------------------------------------------
          100,000  Morgan Stanley, 4.25%,
                   5/15/10                                               96,757
--------------------------------------------------------------------------------
          130,000  Morgan Stanley, 5.05%,
                   1/21/11                                              130,182
--------------------------------------------------------------------------------
          130,000  Morgan Stanley, 4.75%,
                   4/1/14                                               124,888
--------------------------------------------------------------------------------
                                                                      1,150,368
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 0.9%
--------------------------------------------------------------------------------
          600,000  Bank of America Corp.,
                   4.375%, 12/1/10                                      586,004
--------------------------------------------------------------------------------
          210,000  PNC Bank N.A., 4.875%,
                   9/21/17                                              201,650
--------------------------------------------------------------------------------
          200,000  SouthTrust Corp., 5.80%,
                   6/15/14                                              208,556
--------------------------------------------------------------------------------
          230,000  Wachovia Bank N.A., 4.80%,
                   11/1/14                                              223,619
--------------------------------------------------------------------------------
          340,000  Wachovia Bank N.A., 4.875%,
                   2/1/15                                               332,174
--------------------------------------------------------------------------------
          250,000  Wells Fargo & Co., 4.625%,
                   8/9/10(2)                                            247,139
--------------------------------------------------------------------------------
                                                                      1,799,142
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.1%
--------------------------------------------------------------------------------
          100,000  R.R. Donnelley & Sons
                   Company, 3.75%, 4/1/09                                94,837
--------------------------------------------------------------------------------
          180,000  Waste Management, Inc.,
                   7.00%, 7/15/28                                       203,402
--------------------------------------------------------------------------------
                                                                        298,239
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 0.1%
--------------------------------------------------------------------------------
          200,000  American Express Centurion
                   Bank, 4.375%, 7/30/09                                196,428
--------------------------------------------------------------------------------
DIVERSIFIED -- 0.5%
--------------------------------------------------------------------------------
          836,000  Morgan Stanley TRACERS(SM),
                   7.71%, 3/1/32 (Acquired
                   3/15/02-8/28/02, Cost
                   $877,233)(7)                                         996,438
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
10

VP Balanced - Schedule of Investments

DECEMBER 31, 2005

Principal Amount                                                       Value
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.9%
--------------------------------------------------------------------------------
       $  250,000  American General Finance
                   Corp., Series 2002 H, 4.50%,
                   11/15/07                                        $    248,479
--------------------------------------------------------------------------------
          300,000  Citigroup Inc., 5.00%, 9/15/14                       295,821
--------------------------------------------------------------------------------
          110,000  Ford Motor Credit Co., 6.50%,
                   1/25/07(2)                                           106,448
--------------------------------------------------------------------------------
          130,000  Ford Motor Credit Co.,
                   7.375%, 10/28/09                                     115,387
--------------------------------------------------------------------------------
          170,000  General Electric Capital Corp.,
                   6.125%, 2/22/11                                      179,045
--------------------------------------------------------------------------------
          200,000  General Motors Acceptance
                   Corp., 6.125%, 8/28/07                               185,465
--------------------------------------------------------------------------------
          145,000  HSBC Finance Corp., 4.75%,
                   4/15/10                                              142,989
--------------------------------------------------------------------------------
          170,000  HSBC Finance Corp., 4.625%,
                   9/15/10                                              166,677
--------------------------------------------------------------------------------
          300,000  J.P. Morgan Chase & Co.,
                   6.75%, 2/1/11                                        321,670
--------------------------------------------------------------------------------
          140,000  J.P. Morgan Chase & Co.,
                   5.15%, 10/1/15                                       138,276
--------------------------------------------------------------------------------
                                                                      1,900,257
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
--------------------------------------------------------------------------------
          164,000  AT&T Corp., 9.05%, 11/15/11                          181,734
--------------------------------------------------------------------------------
          150,000  Deutsche Telekom International
                   Finance BV, 8.50%, 6/15/10                           170,225
--------------------------------------------------------------------------------
          100,000  Deutsche Telekom International
                   Finance BV, 5.25%, 7/22/13                            99,622
--------------------------------------------------------------------------------
          100,000  France Telecom SA, 8.00%,
                   3/1/11                                               111,814
--------------------------------------------------------------------------------
          220,000  Sprint Capital Corp., 8.375%,
                   3/15/12                                              255,286
--------------------------------------------------------------------------------
           90,000  Sprint Capital Corp., 8.75%,
                   3/15/32                                              119,799
--------------------------------------------------------------------------------
          130,000  Telecom Italia Capital SA,
                   4.00%, 1/15/10                                       123,931
--------------------------------------------------------------------------------
          130,000  Telecom Italia Capital SA,
                   5.25%, 10/1/15                                       126,504
--------------------------------------------------------------------------------
                                                                      1,188,915
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.3%
--------------------------------------------------------------------------------
          150,000  Carolina Power & Light Co.,
                   5.15%, 4/1/15                                        149,215
--------------------------------------------------------------------------------
          150,000  CenterPoint Energy Resources
                   Corp., 6.50%, 2/1/08                                 153,820
--------------------------------------------------------------------------------
          140,000  Florida Power Corp., 4.50%,
                   6/1/10                                               137,246
--------------------------------------------------------------------------------
          100,000  Tampa Electric Co., 6.375%,
                   8/15/12                                              106,836
--------------------------------------------------------------------------------
                                                                        547,117
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.2%
--------------------------------------------------------------------------------
          130,000  Kroger Co. (The), 6.80%,
                   4/1/11                                               136,488
--------------------------------------------------------------------------------
          150,000  Safeway Inc., 6.50%, 3/1/11                          155,495
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  230,000  Wal-Mart Stores, Inc., 4.125%,
                   7/1/10                                          $    223,166
--------------------------------------------------------------------------------
                                                                        515,149
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
          210,000  Cadbury Schweppes U.S.
                   Finance LLC, 3.875%, 10/1/08
                   (Acquired 6/14/05-8/18/05,
                   Cost $206,135)(7)                                    204,066
--------------------------------------------------------------------------------
          140,000  WM Wrigley Jr. Co., 4.30%,
                   7/15/10                                              137,542
--------------------------------------------------------------------------------
                                                                        341,608
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.3%
--------------------------------------------------------------------------------
          220,000  Baxter Financial Corp., 4.75%,
                   10/15/10 (Acquired 9/28/05,
                   Cost $219,327)(7)                                    217,195
--------------------------------------------------------------------------------
          240,000  Beckman Coulter Inc., 7.45%,
                   3/4/08                                               251,686
--------------------------------------------------------------------------------
          180,000  Boston Scientific Corp.,
                   5.50%, 11/15/15                                      183,071
--------------------------------------------------------------------------------
                                                                        651,952
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.5%
--------------------------------------------------------------------------------
          200,000  Mandalay Resort Group,
                   6.45%, 2/1/06(2)                                     200,000
--------------------------------------------------------------------------------
          350,000  MGM Mirage, 6.00%, 10/1/09                           349,563
--------------------------------------------------------------------------------
          350,000  Yum! Brands Inc., 8.875%,
                   4/15/11                                              401,151
--------------------------------------------------------------------------------
                                                                        950,714
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.2%
--------------------------------------------------------------------------------
          200,000  D.R. Horton Inc., 7.875%,
                   8/15/11                                              218,842
--------------------------------------------------------------------------------
          140,000  KB Home, 6.375%, 8/15/11(2)                          140,805
--------------------------------------------------------------------------------
                                                                        359,647
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.3%
--------------------------------------------------------------------------------
          550,000  General Electric Co., 5.00%,
                   2/1/13                                               550,525
--------------------------------------------------------------------------------
INSURANCE -- 0.5%
--------------------------------------------------------------------------------
          250,000  Allstate Financial Global
                   Funding, 4.25%, 9/10/08
                   (Acquired 9/3/03, Cost
                   $249,510)(7)                                         245,879
--------------------------------------------------------------------------------
          250,000  Genworth Financial Inc.,
                   5.75%, 6/15/14(2)                                    261,365
--------------------------------------------------------------------------------
          130,000  Genworth Financial Inc.,
                   4.95%, 10/1/15                                       127,162
--------------------------------------------------------------------------------
           90,000  MetLife, Inc., 5.00%, 6/15/15(2)                      88,437
--------------------------------------------------------------------------------
          250,000  Monumental Global Funding II,
                   3.85%, 3/3/08 (Acquired
                   2/5/03, Cost $249,995)(7)                            244,750
--------------------------------------------------------------------------------
          140,000  Prudential Financial Inc.,
                   5.40%, 6/13/35                                       134,516
--------------------------------------------------------------------------------
                                                                      1,102,109
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL(3)
--------------------------------------------------------------------------------
           50,000  IAC/InterActiveCorp, 7.00%,
                   1/15/13                                               51,515
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
11

VP Balanced - Schedule of Investments

DECEMBER 31, 2005

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MACHINERY -- 0.2%
--------------------------------------------------------------------------------
       $  130,000  Dover Corp., 5.375%,
                   10/15/35(2)                                     $    128,089
--------------------------------------------------------------------------------
          260,000  John Deere Capital Corp.,
                   4.50%, 8/25/08                                       257,409
--------------------------------------------------------------------------------
                                                                        385,498
--------------------------------------------------------------------------------
MEDIA -- 0.7%
--------------------------------------------------------------------------------
           48,000  Comcast Cable
                   Communications Holdings Inc.,
                   8.375%, 3/15/13                                       55,636
--------------------------------------------------------------------------------
          500,000  Comcast Corp., 5.50%, 3/15/11                        503,274
--------------------------------------------------------------------------------
          360,000  Cox Communications Inc.,
                   4.625%, 1/15/10                                      348,814
--------------------------------------------------------------------------------
          250,000  News America Holdings,
                   7.75%, 1/20/24                                       282,554
--------------------------------------------------------------------------------
          230,000  Reed Elsevier Capital Inc.,
                   4.625%, 6/15/12                                      223,207
--------------------------------------------------------------------------------
                                                                      1,413,485
--------------------------------------------------------------------------------
METALS & MINING -- 0.1%
--------------------------------------------------------------------------------
          170,000  Alcan Inc., 4.50%, 5/15/13                           162,027
--------------------------------------------------------------------------------
           50,000  Alcan Inc., 5.00%, 6/1/15                             48,591
--------------------------------------------------------------------------------
                                                                        210,618
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.4%
--------------------------------------------------------------------------------
          250,000  Dominion Resources Inc.,
                   4.125%, 2/15/08(2)                                   245,486
--------------------------------------------------------------------------------
          130,000  Dominion Resources Inc.,
                   4.75%, 12/15/10                                      127,186
--------------------------------------------------------------------------------
          220,000  Nisource Finance Corp.,
                   5.25%, 9/15/17                                       214,451
--------------------------------------------------------------------------------
          150,000  Pacific Gas & Electric Co.,
                   6.05%, 3/1/34                                        155,777
--------------------------------------------------------------------------------
                                                                        742,900
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.2%
--------------------------------------------------------------------------------
          100,000  May Department Stores Co.
                   (The), 3.95%, 7/15/07                                 98,368
--------------------------------------------------------------------------------
          300,000  May Department Stores Co.
                   (The), 4.80%, 7/15/09                                296,053
--------------------------------------------------------------------------------
                                                                        394,421
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 0.4%
--------------------------------------------------------------------------------
          300,000  Devon Energy Corp., 2.75%,
                   8/1/06                                               295,975
--------------------------------------------------------------------------------
          350,000  Enterprise Products Operating
                   LP, 4.95%, 6/1/10                                    343,544
--------------------------------------------------------------------------------
           95,000  Nexen Inc., 5.875%, 3/10/35                           93,738
--------------------------------------------------------------------------------
          190,000  XTO Energy Inc., 5.30%,
                   6/30/15(2)                                           190,349
--------------------------------------------------------------------------------
                                                                        923,606
--------------------------------------------------------------------------------
PHARMACEUTICALS(3)
--------------------------------------------------------------------------------
          100,000  Schering-Plough Corp.,
                   5.30%, 1/3/06                                        102,039
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.3%
--------------------------------------------------------------------------------
          300,000  Canadian National Railway
                   Co., 6.25%, 8/1/34                                   334,968
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  200,000  Norfolk Southern Corp.,
                   5.64%, 5/17/29                                  $    201,573
--------------------------------------------------------------------------------
                                                                        536,541
--------------------------------------------------------------------------------
SOFTWARE -- 0.1%
--------------------------------------------------------------------------------
          200,000  Computer Associates
                   International Inc., 4.75%,
                   12/1/09 (Acquired 12/9/04,
                   Cost $202,868)(7)                                    195,195
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
--------------------------------------------------------------------------------
          400,000  Nextel Communications Inc.,
                   5.95%, 3/15/14(2)                                    402,611
--------------------------------------------------------------------------------
          210,000  Vodafone Group plc, 5.00%,
                   9/15/15                                              204,929
--------------------------------------------------------------------------------
                                                                        607,540
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $19,065,599)                                                   18,997,484
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS(4) -- 6.3%

        5,423,327  Bank of America Commercial
                   Mortgage Inc. STRIPS -
                   COUPON, Series 2004-1,
                   Class XP, VRN, 0.73%, 1/1/06                         129,937
--------------------------------------------------------------------------------
        1,200,000  Bank of America Mortgage
                   Securities, Series 2004 F,
                   Class 2A5, VRN, 4.16%,
                   1/1/06                                             1,166,855
--------------------------------------------------------------------------------
        1,050,000  Bear Stearns Adjustable Rate
                   Mortgage Trust, Series 2005-4,
                   Class 2A2, 4.57%, 8/25/35                          1,021,417
--------------------------------------------------------------------------------
        6,500,000  Bear Stearns Commercial
                   Mortgage Securities STRIPS -
                   COUPON, Series 2004 T16,
                   Class X2, VRN, 0.81%, 1/1/06                         234,072
--------------------------------------------------------------------------------
          135,272  Citigroup Commercial
                   Mortgage Trust, Series 2004
                   FL1, Class A1, VRN, 4.50%,
                   1/16/06, resets monthly off
                   the 1-month LIBOR plus
                   0.13% with no caps, Final
                   Maturity 7/15/08 (Acquired
                   8/19/04, Cost $135,281)(7)                           135,368
--------------------------------------------------------------------------------
          398,378  Commercial Mortgage
                   Pass-Through Certificates,
                   Series 2005 F10A, Class A1,
                   VRN, 4.47%, 1/15/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.10% with no
                   caps (Acquired 3/18/05,
                   Cost $398,378)(7)                                    398,582
--------------------------------------------------------------------------------
          499,946  Commercial Mortgage
                   Pass-Through Certificates,
                   Series 2005 FL11, Class A1,
                   VRN, 4.52%, 1/17/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.15% with no
                   caps, Final Maturity 11/15/17
                   (Acquired 11/18/05, Cost
                   $499,946)(7)                                         500,217
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
12

VP Balanced - Schedule of Investments

DECEMBER 31, 2005

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $1,240,167  FHLMC, Series 2900, Class PA,
                   4.50%, 3/15/14                                  $  1,232,203
--------------------------------------------------------------------------------
          733,316  FHLMC, Series 2937, Class KA,
                   4.50%, 12/15/14                                      728,618
--------------------------------------------------------------------------------
          377,959  GMAC Commercial Mortgage
                   Securities, Inc., Series
                   2002 C2, Class A1 SEQ,
                   4.32%, 10/15/38                                      376,400
--------------------------------------------------------------------------------
        1,100,000  GMAC Commercial Mortgage
                   Securities, Inc., Series
                   2005 C1, Class A2 SEQ,
                   4.47%, 5/10/43                                     1,075,596
--------------------------------------------------------------------------------
        1,000,000  LB-UBS Commercial Mortgage
                   Trust, Series 2003 C5,
                   Class A2 SEQ, 3.48%, 7/15/27                         965,646
--------------------------------------------------------------------------------
          900,000  LB-UBS Commercial Mortgage
                   Trust, Series 2005 C3, Class A3,
                   4.65%, 7/30/30                                       877,462
--------------------------------------------------------------------------------
          573,547  Lehman Brothers Floating Rate
                   Commercial Mortgage Trust,
                   Series 2005 LLFA, Class A1,
                   VRN, 4.47%, 1/15/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.10% with no
                   caps (Acquired 7/25/05,
                   Cost $573,547)(7)                                    573,868
--------------------------------------------------------------------------------
           92,116  MASTR Alternative Loans Trust,
                   Series 2003-8, Class 4A1,
                   7.00%, 12/25/33                                       92,646
--------------------------------------------------------------------------------
          747,907  Wachovia Bank Commercial
                   Mortgage Trust, Series 2005
                   WL5A, Class A1, VRN, 4.47%,
                   1/17/06, resets monthly off
                   the 1-month LIBOR plus
                   0.10% with no caps, Final
                   Maturity 1/15/18 (Acquired
                   3/24/05, Cost $747,907)(7)                           748,178
--------------------------------------------------------------------------------
          750,000  Washington Mutual, Inc.,
                   Series 2004 AR4, Class A6,
                   3.81%, 6/25/34                                       721,088
--------------------------------------------------------------------------------
          600,000  Washington Mutual, Inc.,
                   Series 2004 AR9, Class A6,
                   4.28%, 8/25/34                                       583,679
--------------------------------------------------------------------------------
          970,000  Washington Mutual, Inc.,
                   Series 2004 AR9, Class A7,
                   VRN, 4.18%, 1/1/06                                   950,673
--------------------------------------------------------------------------------
          432,761  Washington Mutual, Inc.,
                   Series 2005 AR11, Class A1C1,
                   VRN, 4.58%, 1/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.20% with a cap
                   of 10.50%                                            432,539
--------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $13,158,324)                                                   12,945,044
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 4.7%

       $  800,000  U.S. Treasury Bonds, 8.00%,
                   11/15/21(2)                                     $  1,102,406
--------------------------------------------------------------------------------
        2,200,000  U.S. Treasury Bonds, 6.25%,
                   8/15/23(2)                                         2,627,798
--------------------------------------------------------------------------------
          300,000  U.S. Treasury Bonds, 6.125%,
                   11/15/27(2)                                          362,110
--------------------------------------------------------------------------------
        1,160,000  U.S. Treasury Bonds, 6.25%,
                   5/15/30(2)                                         1,441,029
--------------------------------------------------------------------------------
        1,000,000  U.S. Treasury Notes, 4.25%,
                   10/15/10(2)                                          995,079
--------------------------------------------------------------------------------
          400,000  U.S. Treasury Notes, 4.50%,
                   11/15/10(2)                                          402,282
--------------------------------------------------------------------------------
        2,800,000  U.S. Treasury Notes, 4.25%,
                   8/15/15(2)                                         2,764,672
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY SECURITIES
(Cost $9,488,368)                                                     9,695,376
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
SECURITIES -- 4.2%

          900,000  FHLMC, 4.75%, 10/17/08                               894,965
--------------------------------------------------------------------------------
        2,680,000  FHLMC, 4.90%, 11/3/08(6)                           2,672,547
--------------------------------------------------------------------------------
        3,250,000  FNMA, 5.25%, 4/15/07(6)                            3,270,020
--------------------------------------------------------------------------------
          800,000  FNMA, 5.75%, 2/15/08(2)                              816,489
--------------------------------------------------------------------------------
          900,000  FNMA, 6.125%, 3/15/12                                964,363
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES
(Cost $8,679,280)                                                     8,618,384
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(4) -- 2.6%

           13,940  ABSC Net Interest Margin,
                   Series 2004 HE5, Class A1,
                   5.00%, 8/27/34 (Acquired
                   6/22/04, Cost $13,903)(7)                             13,876
--------------------------------------------------------------------------------
           41,546  Accredited Mortgage Loan
                   Trust, Series 2004-4,
                   Class A2A, VRN, 4.53%,
                   1/25/06, resets monthly off
                   the 1-month LIBOR plus
                   0.15% with no caps                                    41,575
--------------------------------------------------------------------------------
              529  AQ Finance Net Interest
                   Margin, Series 2004 RN4,
                   Class A, 4.60%, 7/25/34
                   (Acquired 6/9/04, Cost $529)(7)                          529
--------------------------------------------------------------------------------
           11,020  AQ Finance Net Interest
                   Margin, Series 2004 RN5,
                   Class A, 5.19%, 6/29/34
                   (Acquired 6/24/04, Cost
                   $11,020)(7)                                           10,982
--------------------------------------------------------------------------------
            9,391  Argent Net Interest Margin,
                   Series 2004 WN9, Class A,
                   5.19%, 10/25/34 (Acquired
                   9/9/04, Cost $9,391)(7)                                9,377
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
13

VP Balanced - Schedule of Investments

DECEMBER 31, 2005

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $    9,149  Argent Net Interest Margin,
                   Series 2004 WN10, Class A,
                   4.21%, 11/25/34 (Acquired
                   10/19/04, Cost $9,149)(7)                       $      9,137
--------------------------------------------------------------------------------
           14,911  Asset Backed Funding Corp.
                   Net Interest Margin, Series
                   2004 OPT4, Class N1, 4.45%,
                   5/26/34                                               14,852
--------------------------------------------------------------------------------
          800,000  Capital One Prime Auto
                   Receivables Trust, Series
                   2004-2, Class A4, VRN, 4.43%,
                   1/15/06, resets monthly off
                   the 1-month LIBOR plus
                   0.06% with no caps                                   801,052
--------------------------------------------------------------------------------
           12,942  Centex Home Equity, Series
                   2004 C, Class AF1, VRN,
                   2.82%, 1/1/06                                         12,909
--------------------------------------------------------------------------------
          800,000  CNH Equipment Trust, Series
                   2004 A, Class A3A, VRN,
                   4.44%, 1/17/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.07% with no
                   caps, Final Maturity 10/15/18                        800,794
--------------------------------------------------------------------------------
           15,474  Countrywide Asset-Backed
                   Certificates, Series 2004-5N,
                   Class N1, 5.50%, 10/25/35                             15,431
--------------------------------------------------------------------------------
           12,673  Countrywide Asset-Backed
                   Certificates, Series 2004-11N,
                   Class N, 5.25%, 4/25/36
                   (Acquired 10/27/04, Cost
                   $12,666)(7)                                           12,618
--------------------------------------------------------------------------------
          666,572  Countrywide Asset-Backed
                   Certificates, Series 2005-7,
                   Class 3AV1, VRN, 4.50%,
                   1/25/06, resets monthly off
                   the 1-month LIBOR plus
                   0.12% with no caps                                   666,986
--------------------------------------------------------------------------------
           29,160  Equifirst Mortgage Loan Trust,
                   Series 2004-3, Class A1, VRN,
                   4.54%, 1/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.16% with
                   no caps                                               29,179
--------------------------------------------------------------------------------
           13,485  Finance America Net Interest
                   Margin, Series 2004-1,
                   Class A, 5.25%, 6/27/34                               13,467
--------------------------------------------------------------------------------
          275,728  First Franklin Mortgage Loan
                   Asset Backed Certificates,
                   Series 2005 FF4, Class 2A1,
                   VRN, 4.46%, 1/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.08% with
                   no caps                                              275,940
--------------------------------------------------------------------------------
        1,225,000  Ford Credit Floorplan Master
                   Owner Trust, Series 2004-1,
                   Class A, VRN, 4.41%, 1/15/06,
                   resets monthly off the
                   1-month LIBOR plus 0.04%
                   with no caps                                       1,224,366
--------------------------------------------------------------------------------
           15,052  GSAMP Net Interest Margin,
                   Series 2004, Class N1, 5.50%,
                   9/25/34 (Acquired 9/20/04,
                   Cost $15,059)(7)                                      15,055
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

         $ 11,983  Long Beach Asset Holdings
                   Corp., Series 2004-5, Class C
                   and P, 5.00%, 9/25/34
                   (Acquired 9/15/04, Cost
                   $12,009)(7)                                     $     11,945
--------------------------------------------------------------------------------
           56,934  Long Beach Asset Holdings
                   Corp., Series 2005-1, Class N1,
                   4.12%, 2/25/35 (Acquired
                   1/19/05, Cost $56,934)(7)                             56,766
--------------------------------------------------------------------------------
           57,935  NovaStar Home Equity Loan,
                   Series 2004-4, Class A2A, VRN,
                   4.57%, 1/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.19% with a cap
                   of 11.00%                                             57,975
--------------------------------------------------------------------------------
          363,736  NovaStar Home Equity Loan,
                   Series 2005-1, Class A2A, VRN,
                   4.50%, 1/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.12% with a cap
                   of 11.00%                                            364,043
--------------------------------------------------------------------------------
          600,000  NovaStar Home Equity Loan,
                   Series 2005-4, Class A2A, VRN,
                   4.47%, 1/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.09% with a cap
                   of 11.00%                                            599,941
--------------------------------------------------------------------------------
            2,823  NovaStar Net Interest Margin,
                   Series 2004 N2, Class X, O
                   and P, 4.46%, 6/26/34
                   (Acquired 7/20/04,
                   Cost $2,823)(7)                                        2,819
--------------------------------------------------------------------------------
          205,593  Residential Asset Mortgage
                   Products Inc., Series
                   2004 RS10, Class AII1, VRN,
                   4.55%, 1/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.17% with a cap
                   of 14.00%, Final Maturity
                   5/25/27                                              205,761
--------------------------------------------------------------------------------
          100,000  Residential Asset Securities
                   Corp., Series 2004 KS2,
                   Class MI1, 4.71%, 3/25/34                             97,030
--------------------------------------------------------------------------------
            9,617  Sail Net Interest Margin Notes,
                   Series 2004 BNCA, Class A,
                   5.00%, 9/27/34 (Acquired
                   8/5/04, Cost $9,603)(7)                                9,605
--------------------------------------------------------------------------------
           18,465  Sail Net Interest Margin Notes,
                   Series 2004-8A, Class A,
                   5.00%, 9/27/34 (Acquired
                   9/13/04, Cost $18,505)(7)                             18,391
--------------------------------------------------------------------------------
            8,298  Sharps SP I LLC Net Interest
                   Margin Trust, Series
                   2004 OP1N, Class NA, 5.19%,
                   4/25/34 (Acquired 6/9/04,
                   Cost $8,298)(7)                                        8,292
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(Cost $5,401,970)                                                     5,400,693
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
14

VP Balanced - Schedule of Investments

DECEMBER 31, 2005

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 0.7%

       $  900,000  Commonwealth of
                   Massachusetts Rev., 5.50%,
                   1/1/34 (FGIC)                                   $  1,069,083
--------------------------------------------------------------------------------
          300,000  Illinois GO, (Taxable Pension),
                   5.10%, 6/1/33                                        295,500
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES
(Cost $1,397,820)                                                     1,364,583
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS
& AGENCIES -- 0.4%

          270,000  Province of Quebec, 5.00%,
                   7/17/09                                              272,499
--------------------------------------------------------------------------------
          280,000  Republic of Italy, 4.00%,
                   6/16/08(2)                                           275,575
--------------------------------------------------------------------------------
          290,000  United Mexican States,
                   5.875%, 1/15/14(2)                                   300,875
--------------------------------------------------------------------------------
           50,000  United Mexican States,
                   6.75%, 9/27/34(2)                                     54,813
--------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $905,690)                                                         903,762
--------------------------------------------------------------------------------

                                                                       Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 2.6%

Repurchase Agreement, Credit Suisse First
Boston, Inc., (collateralized by various U.S.
Treasury obligations, 5.25%, 2/15/29, valued
at $5,500,089), in a joint trading account at
3.40%, dated 2/30/05, due 1/3/06
(Delivery value $5,302,002)(6)
(Cost $5,300,000)                                                  $  5,300,000
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING(8) -- 9.8%

Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations in a pooled account at
the lending agent), 4.25%, dated 12/30/05,
due 1/3/06 (Delivery value $19,990,659)
(Cost $19,981,223)                                                   19,981,223
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 114.3%
(Cost $216,696,304)                                                 234,405,463
--------------------------------------------------------------------------------
OTHER ASSETS AND
LIABILITIES -- (14.3)%                                              (29,373,716)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $205,031,747
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ABSC = Asset-Backed Securities Corp.

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

GSAMP = Goldman Sachs Mortgage Pass-through

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TRACERS(SM) = Traded Custody Receipts(SM). Rate indicated is the weighted-average coupon of the underlying securities held.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective December 31, 2005.

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of December 31, 2005.

(3) Industry is less than 0.05% of total net assets.

(4) Final maturity indicated, unless otherwise noted.

(5) Forward commitment.

(6) Security, or a portion thereof, has been segregated for a forward commitment.

(7) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at December 31, 2005, was
    $4,884,625, which represented 2.4% of total net assets.

(8) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 4 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
15

Statement of Assets and Liabilities

DECEMBER 31, 2005
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $196,715,081) --
including $25,486,098 of securities on loan                        $214,424,240
-------------------------------------------------------------
Investments made with cash collateral received for
securities on loan, at value (cost of $19,981,223)                   19,981,223
--------------------------------------------------------------------------------
Total investment securities, at value (cost of $216,696,304)        234,405,463
-------------------------------------------------------------
Dividends and interest receivable                                       915,161
--------------------------------------------------------------------------------
                                                                    235,320,624
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received for securities on loan               19,981,223
-------------------------------------------------------------
Disbursements in excess of demand deposit cash                           30,892
-------------------------------------------------------------
Payable for investments purchased                                    10,119,168
-------------------------------------------------------------
Accrued management fees                                                 157,594
--------------------------------------------------------------------------------
                                                                     30,288,877
--------------------------------------------------------------------------------

NET ASSETS                                                         $205,031,747
================================================================================
CLASS I CAPITAL SHARES, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Authorized                                                          100,000,000
================================================================================
Outstanding                                                          27,351,626
================================================================================

NET ASSET VALUE PER SHARE                                                 $7.50
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $171,052,263
-------------------------------------------------------------
Undistributed net investment income                                   3,924,382
-------------------------------------------------------------
Undistributed net realized gain on investment transactions           12,345,931
-------------------------------------------------------------
Net unrealized appreciation on investments                           17,709,171
--------------------------------------------------------------------------------
                                                                   $205,031,747
================================================================================

See Notes to Financial Statements.

------
16

Statement of Operations

YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-------------------------------------------------------------
Interest                                                            $ 3,754,660
-------------------------------------------------------------
Dividends (net of foreign taxes withheld of $1,397)                   2,065,339
-------------------------------------------------------------
Securities lending                                                       45,263
--------------------------------------------------------------------------------
                                                                      5,865,262
--------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------
Management fees                                                       1,887,688
-------------------------------------------------------------
Directors' fees and expenses                                              3,227
-------------------------------------------------------------
Other expenses                                                            1,828
--------------------------------------------------------------------------------
                                                                      1,892,743
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                          3,972,519
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------
Net realized gain (loss) on investment transactions                  13,614,004
-------------------------------------------------------------
Change in net unrealized appreciation
(depreciation) on investments                                        (7,590,044)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                               6,023,960
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $ 9,996,479
================================================================================

See Notes to Financial Statements.

------
17

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       2005            2004
--------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------
Net investment income (loss)                       $  3,972,519    $  3,901,794
---------------------------------------------
Net realized gain (loss)                             13,614,004      18,271,573
---------------------------------------------
Change in net unrealized
appreciation (depreciation)                          (7,590,044)     (2,288,113)
--------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations                      9,996,479      19,885,254
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income                           (3,907,910)     (3,562,413)
---------------------------------------------
From net realized gains                                 (83,021)             --
--------------------------------------------------------------------------------
Decrease in net assets from distributions            (3,990,931)     (3,562,413)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                            14,448,858      18,290,620
---------------------------------------------
Proceeds from reinvestment of distributions           3,990,931       3,562,413
---------------------------------------------
Payments for shares redeemed                        (39,862,323)    (32,568,249)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                     (21,422,534)    (10,715,216)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS               (15,416,986)      5,607,625
--------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                 220,448,733     214,841,108
--------------------------------------------------------------------------------
End of period                                      $205,031,747    $220,448,733
================================================================================

Undistributed net investment income                  $3,924,382      $3,901,778
================================================================================
TRANSACTIONS IN SHARES OF THE FUND
--------------------------------------------------------------------------------
Sold                                                  1,987,844       2,676,287
---------------------------------------------
Issued in reinvestment of distributions                 550,473         520,060
---------------------------------------------
Redeemed                                             (5,475,314)     (4,764,997)
--------------------------------------------------------------------------------
Net increase (decrease)                              (2,936,997)     (1,568,650)
================================================================================

See Notes to Financial Statements.

------
18

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth and current income. The fund pursues its investment objective by investing approximately 60% of the fund's assets in equity securities and the remaining assets in bonds and other fixed income securities. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

                                                                    (continued)

------
19

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

TRACERS(SM)/TRAINS(SM) -- The fund may invest in TRACERS and TRAINS which represent ownership of a specified percentage of each security in an underlying pool of securities. Owners are entitled to receive a pro rata share of distributions from the underlying securities. In the event an underlying security is downgraded by a rating agency, that portion of the investment product will be redeemed and the underlying security will be distributed to the owner pro rata or the owner may receive cash proceeds. The risk of owning these products are the same as owning the individual securities, but enable the fund to be more diversified by owning a single security.

SWAP AGREEMENTS -- The fund may enter into a swap agreement in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements.
Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps are recorded as unrealized appreciation
(depreciation) on investments. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there  may be unfavorable changes in the underlying investments and instruments.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

------
20

Notes to Financial Statements

DECEMBER 31, 2005

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for the fund is as follows:

------------------------------------
STRATEGY ASSETS
------------------------------------
First $250 million          0.90%
------------------------------------
Next $250 million           0.85%
------------------------------------
Over $500 million           0.80%
------------------------------------

The effective annual management fee for the fund for the year ended December 31,
2005 was 0.89%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services,
LLC.

The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2005, totaled $393,124,643, of which $233,436,005 represented U.S. Treasury and Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2005, totaled $416,226,782, of which $240,913,179 represented
U.S. Treasury and Agency obligations.

As of December 31, 2005, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                    $217,504,921
================================================================================
Gross tax appreciation of investments                               $19,376,225
-------------------------------------------------------------
Gross tax depreciation of investments                                (2,475,683)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                  $16,900,542
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                                    (continued)

------
21

Notes to Financial Statements

DECEMBER 31, 2005

4. SECURITIES LENDING

As of December 31, 2005, securities in the fund valued at $25,486,098 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $26,111,055. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from $575,000,000 effective December 14, 2005. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2005.

6. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $6,132 of qualified dividend income for the fiscal year ended December 31, 2005.

The fund hereby designates $83,021 of capital gain dividends for the fiscal year ended December 31, 2005.

For corporate taxpayers, $1,436,771 of the ordinary income distributions paid during the fiscal year ended December 31, 2005, qualify for the corporate dividends received deduction.

------
22

VP Balanced- Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
--------------------------------------------------------------------------------
                                                  CLASS I
--------------------------------------------------------------------------------
                             2005       2004       2003       2002       2001
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $7.28      $6.74      $5.81      $6.59      $7.27
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)               0.14       0.13       0.11       0.16       0.17
-------------------------
  Net Realized and
  Unrealized Gain (Loss)      0.21       0.52       0.98      (0.77)     (0.42)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       0.35       0.65       1.09      (0.61)     (0.25)
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income          (0.13)     (0.11)     (0.16)     (0.17)     (0.20)
-------------------------
  From Net
  Realized Gains              --(1)        --         --         --      (0.23)
--------------------------------------------------------------------------------
  Total Distributions        (0.13)     (0.11)     (0.16)     (0.17)     (0.43)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $7.50      $7.28      $6.74      $5.81      $6.59
================================================================================
  TOTAL RETURN(2)             4.93%      9.78%     19.46%     (9.56)%    (3.54)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                    0.89%      0.90%      0.90%      0.90%      0.90%
-------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets            1.86%      1.80%      1.85%      2.43%      2.41%
-------------------------
Portfolio Turnover Rate        191%       205%       142%       109%       112%
-------------------------
Net Assets, End of Period
(in thousands)             $205,032   $220,449   $214,841   $181,445   $227,516
--------------------------------------------------------------------------------

(1) Per share amount is less than $0.005.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------
23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders, American Century Variable Portfolios,
Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund (the "Fund"), one of the mutual funds comprising American Century Variable Portfolios, Inc., as of December 31,
2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Balanced Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2006

------
24

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACGIM, ACIM, ACIS, and ACS. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons  of the fund and are appointed or  re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, Ph.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company  of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

                                                                    (continued)

------
25

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other  ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS, ACIS, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
26

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS; Director, ACC, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present);  Also serves as: Senior Vice President, ACS; Assistant
Treasurer, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS, ACIM
and ACGIM (March 2005 to present); Vice President, ACS (February 2000 to present); Assistant General Counsel,  ACS (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS (April 1998 to present); Also serves as: Vice President, ACIM, ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
27

Additional Information

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
28

Index Definitions

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for VP Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund's assets invested in stocks. The remaining 40% of the index is represented by the Lehman Brothers U.S. Aggregate Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 INDEX, a capitalization-weighted index consisting of 400 domestic stocks, measures the performance of the mid-size company segment of the
U.S. market.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

------
29

Notes

------
30

Notes

------
31

Notes

------
32

[inside back cover - blank]

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0602                     (c)2006 American Century Proprietary Holdings, Inc.
SH-ANN-47662             All rights reserved.

American Century
Variable Portfolios
ANNUAL REPORT

[photo of man and woman]

                               DECEMBER 31, 2005

VP Capital Appreciation Fund

[american century investments logo and text logo]

VP CAPITAL APPRECIATION

FINANCIAL STATEMENTS

OTHER INFORMATION
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
Additional Information. . . . . . . . . . . . . . . . . . . . . . . . . . .21

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

VP Capital Appreciation - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
                               ----------------------------------
                                     AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                         SINCE      INCEPTION
                      1 YEAR    5 YEARS    10 YEARS    INCEPTION      DATE
--------------------------------------------------------------------------------
CLASS I               22.06%    -2.15%       3.83%       7.77%      11/20/87
--------------------------------------------------------------------------------
RUSSELL MIDCAP
GROWTH INDEX(1)       12.10%     1.38%       9.27%      12.92%(2)      --
--------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. -- A Reuters Company. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 11/30/87, the date nearest the fund's inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
2

VP Capital Appreciation - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1995

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended December 31
---------------------------------------------------------------------------------------------------
                 1996    1997    1998    1999     2000     2001     2002     2003    2004   2005
---------------------------------------------------------------------------------------------------
Class I         -4.32%  -3.26%  -2.16%  64.52%    9.03%  -28.07%  -21.20%  20.47%   7.58%  22.06%
---------------------------------------------------------------------------------------------------
Russell Midcap
Growth Index    17.48%  22.54%  17.86%  51.29%  -11.75%  -20.15%  -27.41%  42.71%  15.48%  12.10%
---------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

VP Capital Appreciation - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE VP CAPITAL APPRECIATION INVESTMENT TEAM: KURT STALZER
AND DAVID ROSE.

VP Capital Appreciation gained 22.06% during the 12 months ending December 31,
2005, outperforming the Russell Midcap Growth Index, which rose only 12.10%.

The average return of the fund's Mid-Cap Growth peers tracked by Lipper Inc. was
10.61% for the 12-month period. The average return of the peer group over the five- and ten-year periods ending December 31, 2005, was -0.49% and 8.15%, respectively.

SECOND-HALF SURGE

Overcoming concerns about rising fuel and interest costs, the U.S. economy grew at a moderate rate during the fiscal year. The annualized rate of GDP growth ranged from 3.3% to 4.3%. Additionally, corporate earnings for the S&P 500 Index through the third quarter of 2005 extended their string of double-digit growth to 12 straight quarters.

However, it was a tale of two markets as the stocks struggled in the first half of the fiscal year under the specter of rising commodity prices and short-term interest rates. But after faltering in April, stocks managed to regain their footing. For instance, the Russell Midcap Growth Index was up only 1.70% for the first six months covered by this report, then gained 10.22% in the final half of the period.

TELECOM LEADS ADVANCE

VP Capital Appreciation's strongest performance compared to the benchmark came from investments in the telecommunications sector. Wireless companies exposed to the flourishing Latin American market, such as NII Holdings and American Movil, were top contributors.

Apple Computer's iPod as well as its stock were big winners. Fourteen million
iPods flew off the shelves in the fourth quarter of 2005 -- two million to three million more than some of the most optimistic analyst forecasts. The company's market-share gains in personal computers also boosted revenues and earnings.

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
NII Holdings, Inc.                          6.7%                  5.5%
--------------------------------------------------------------------------------
Apple Computer, Inc.                        3.6%                  0.8%
--------------------------------------------------------------------------------
Precision Castparts Corp.                   3.5%                  0.6%
--------------------------------------------------------------------------------
America Movil SA
de CV Series L ADR                          3.3%                  3.3%
--------------------------------------------------------------------------------
National Oilwell
Varco, Inc.                                 3.2%                  4.1%
--------------------------------------------------------------------------------
Southwestern
Energy Company                              3.0%                  1.0%
--------------------------------------------------------------------------------
Chiyoda Corporation ORD                     2.6%                  1.5%
--------------------------------------------------------------------------------
Wal-Mart de Mexico SA
de CV, Series V ORD                         2.5%                  0.4%
--------------------------------------------------------------------------------
Caremark Rx Inc.                            2.4%                  2.2%
--------------------------------------------------------------------------------
Aetna Inc.                                  2.4%                  3.5%
--------------------------------------------------------------------------------

(continued)

------
4

VP Capital Appreciation - Portfolio Commentary

ENERGY BOLSTERS RETURNS

High oil and commodity prices boosted the fortunes of many companies associated with the energy sector. VP Capital Appreciation's energy holdings were top contributors to absolute performance and to returns compared to the benchmark.
Among the winners was oil-services company National Oilwell Varco, which saw profit soar along with demand for its drilling equipment.

Similarly, engineering and construction firm Chiyoda Corporation benefited from increased orders for liquefied natural gas and gas petrochemical plants, and VP
Capital Appreciation's investment in Chiyoda contributed substantially to returns for the year.

SOME SETBACKS

On the other hand, high fuel costs as well as bad weather and the cancellation of a cruise plagued Royal Caribbean Cruises, the world's second largest cruise company. Moreover, VP Capital Appreciation's investments in the materials sector suffered from uncertainty over commodity prices and demand.

The portfolio's top detractor to returns during the period was biopharmaceutical company Elan. Its share price declined on the unexpected withdrawal from the market of its new potential blockbuster drug, Tysarbri. The stock was sold.

MID-CAP LEADERSHIP

For the year, mid-capitalization stocks were market leaders, posting double-digit returns across the style spectrum, although value edged out growth.
However, we are encouraged by the shift toward growth stocks we saw in the second half of the year in which the Russell Midcap Growth's return pulled ahead of the Russell Midcap Value Index, 10.22% compared to 6.76%. This may signal the reverse of the trend that has been in place since the 2000 market downturn in which value has outperformed growth. We believe the portfolio is well positioned to benefit from a return to growth stocks, and we'll continue to look for mid-sized and smaller companies with earnings and revenues that are growing at an accelerating rate.

TOP FIVE INDUSTRIES
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Wireless
Telecommunication
Services                                   12.8%                  8.8%
--------------------------------------------------------------------------------
Energy Equipment
& Services                                 11.0%                 10.1%
--------------------------------------------------------------------------------
Health Care Providers
& Services                                  9.4%                 11.6%
--------------------------------------------------------------------------------
Construction
& Engineering                               6.0%                  4.7%
--------------------------------------------------------------------------------
Aerospace & Defense                         5.4%                  5.9%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
U.S. Common Stocks                          75.5%                 87.5%
--------------------------------------------------------------------------------
Foreign Stocks                              24.3%                 10.2%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                       99.8%                 97.7%
--------------------------------------------------------------------------------
Temporary
Cash Investments                             0.5%                  2.2%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                             (0.3)%                 0.1%
--------------------------------------------------------------------------------

------
5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                     BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                    ACCOUNT VALUE   ACCOUNT VALUE      7/1/05 -        EXPENSE
                       7/1/05         12/31/05         12/31/05        RATIO*
--------------------------------------------------------------------------------
VP CAPITAL APPRECIATION CLASS I SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
Actual                 $1,000        $1,162.90          $5.45          1.00%
--------------------------------------------------------------------------------
Hypothetical           $1,000        $1,020.16          $5.09          1.00%
--------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
6

VP Capital Appreciation - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.8%

AEROSPACE & DEFENSE -- 5.4%
--------------------------------------------------------------------------------
     115,900   BE Aerospace, Inc.(1)                              $  2,549,801
--------------------------------------------------------------------------------
     225,500   Precision Castparts Corp.                            11,683,155
--------------------------------------------------------------------------------
      77,127   Rockwell Collins                                      3,584,092
--------------------------------------------------------------------------------
                                                                    17,817,048
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 2.9%
--------------------------------------------------------------------------------
      57,500   Forward Air Corp.                                     2,107,375
--------------------------------------------------------------------------------
      43,500   Ryder System, Inc.                                    1,784,370
--------------------------------------------------------------------------------
      60,094   UTI Worldwide Inc.                                    5,579,127
--------------------------------------------------------------------------------
                                                                     9,470,872
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.7%
--------------------------------------------------------------------------------
      37,600   Cubist Pharmaceuticals Inc.(1)                          799,000
--------------------------------------------------------------------------------
      45,900   Gilead Sciences, Inc.(1)                              2,415,717
--------------------------------------------------------------------------------
      32,200   United Therapeutics Corp.(1)                          2,225,664
--------------------------------------------------------------------------------
                                                                     5,440,381
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 3.1%
--------------------------------------------------------------------------------
      26,000   Federated Investors Inc. Cl B                           963,040
--------------------------------------------------------------------------------
     103,300   Lazard Ltd. Cl A                                      3,295,270
--------------------------------------------------------------------------------
      34,900   Legg Mason, Inc.                                      4,177,181
--------------------------------------------------------------------------------
      24,700   Merrill Lynch & Co., Inc.                             1,672,931
--------------------------------------------------------------------------------
                                                                    10,108,422
--------------------------------------------------------------------------------
CHEMICALS -- 1.5%
--------------------------------------------------------------------------------
      64,200   Monsanto Co.                                          4,977,426
--------------------------------------------------------------------------------
COMMERCIAL SERVICES
& SUPPLIES -- 0.4%
--------------------------------------------------------------------------------
      32,700   Monster Worldwide Inc.(1)                             1,334,814
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.9%
--------------------------------------------------------------------------------
      62,500   Comverse Technology, Inc.(1)                          1,661,875
--------------------------------------------------------------------------------
      74,400   Corning Inc.(1)                                       1,462,704
--------------------------------------------------------------------------------
                                                                     3,124,579
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 4.7%
--------------------------------------------------------------------------------
     167,739   Apple Computer, Inc.(1)                              12,058,757
--------------------------------------------------------------------------------
      65,500   Electronics for Imaging, Inc.(1)                      1,742,955
--------------------------------------------------------------------------------
      33,000   Intergraph Corp.(1)                                   1,643,730
--------------------------------------------------------------------------------
                                                                    15,445,442
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 6.0%
--------------------------------------------------------------------------------
     151,388   Chicago Bridge & Iron
               Company New York Shares                               3,816,491
--------------------------------------------------------------------------------
     382,000   Chiyoda Corporation ORD                               8,771,936
--------------------------------------------------------------------------------
     194,400   Foster Wheeler Ltd.(1)                                7,150,032
--------------------------------------------------------------------------------
                                                                    19,738,459
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 1.8%
--------------------------------------------------------------------------------
     101,971   Cemex SA de CV ADR                                    6,049,939
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 0.6%
--------------------------------------------------------------------------------
       7,500   ORIX Corporation ORD                                  1,909,715
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 0.2%
--------------------------------------------------------------------------------
      15,370   Intercontinental
               Exchange Inc.(1)                                   $    558,700
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT
& INSTRUMENTS -- 0.2%
--------------------------------------------------------------------------------
      24,000   Daktronics Inc.                                         709,680
--------------------------------------------------------------------------------
       2,700   Sunpower Corp. Cl A(1)                                   91,773
--------------------------------------------------------------------------------
                                                                       801,453
--------------------------------------------------------------------------------
ENERGY EQUIPMENT
& SERVICES -- 11.0%
--------------------------------------------------------------------------------
      85,500   Aker Kvaerner ASA ORD(1)                              5,251,267
--------------------------------------------------------------------------------
     105,800   BJ Services Co.                                       3,879,686
--------------------------------------------------------------------------------
     106,048   Cooper Cameron Corp.(1)                               4,390,387
--------------------------------------------------------------------------------
      94,200   Diamond Offshore Drilling, Inc.                       6,552,552
--------------------------------------------------------------------------------
     170,829   National Oilwell Varco, Inc.(1)                      10,710,979
--------------------------------------------------------------------------------
      45,700   Technip SA ORD                                        2,747,682
--------------------------------------------------------------------------------
      81,800   Weatherford International Ltd.(1)                     2,961,160
--------------------------------------------------------------------------------
                                                                    36,493,713
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 2.5%
--------------------------------------------------------------------------------
   1,484,866   Wal-Mart de Mexico SA
               de CV, Series V ORD                                   8,249,644
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT  & SUPPLIES -- 2.8%
--------------------------------------------------------------------------------
      42,726   Dade Behring Holdings Inc.                            1,747,066
--------------------------------------------------------------------------------
      19,300   Haemonetics Corporation(1)                              942,998
--------------------------------------------------------------------------------
     116,500   ResMed Inc.(1)                                        4,463,115
--------------------------------------------------------------------------------
      44,800   Varian Medical Systems, Inc.(1)                       2,255,232
--------------------------------------------------------------------------------
                                                                     9,408,411
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS
& SERVICES -- 9.4%
--------------------------------------------------------------------------------
      83,594   Aetna Inc.                                            7,883,750
--------------------------------------------------------------------------------
     152,700   Caremark Rx Inc.(1)                                   7,908,333
--------------------------------------------------------------------------------
      75,445   Covance Inc.(1)                                       3,662,855
--------------------------------------------------------------------------------
      33,400   Humana Inc.(1)                                        1,814,622
--------------------------------------------------------------------------------
     133,454   Omnicare, Inc.                                        7,636,238
--------------------------------------------------------------------------------
      21,161   Pharmaceutical Product
               Development, Inc.                                     1,310,924
--------------------------------------------------------------------------------
      26,500   Radiation Therapy
               Services Inc.(1)                                        935,715
--------------------------------------------------------------------------------
                                                                    31,152,437
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 3.1%
--------------------------------------------------------------------------------
       9,300   Harrah's Entertainment, Inc.                            662,997
--------------------------------------------------------------------------------
      55,900   International Game Technology                         1,720,602
--------------------------------------------------------------------------------
     114,293   Station Casinos Inc.                                  7,749,065
--------------------------------------------------------------------------------
                                                                    10,132,664
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.7%
--------------------------------------------------------------------------------
     620,400   Corporacion GEO SA de CV,
               Series B ORD(1)                                       2,190,781
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
7

VP Capital Appreciation - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                Value
--------------------------------------------------------------------------------

INSURANCE -- 2.6%
--------------------------------------------------------------------------------
      89,100   AON Corp.                                          $  3,203,145
--------------------------------------------------------------------------------
      33,800   Berkley (W.R.) Corp.                                  1,609,556
--------------------------------------------------------------------------------
     130,659   HCC Insurance Holdings, Inc.                          3,877,959
--------------------------------------------------------------------------------
                                                                     8,690,660
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 0.9%
--------------------------------------------------------------------------------
      38,376   NutriSystem, Inc.(1)                                  1,382,304
--------------------------------------------------------------------------------
      79,068   Priceline.com Inc.(1)                                 1,764,797
--------------------------------------------------------------------------------
                                                                     3,147,101
--------------------------------------------------------------------------------
IT SERVICES -- 1.5%
--------------------------------------------------------------------------------
      50,700   Alliance Data Systems Corp.(1)                        1,804,920
--------------------------------------------------------------------------------
      88,900   Satyam Computer
               Services Ltd. ADR                                     3,252,851
--------------------------------------------------------------------------------
                                                                     5,057,771
--------------------------------------------------------------------------------
MACHINERY -- 2.0%
--------------------------------------------------------------------------------
      39,212   JLG Industries Inc.                                   1,790,420
--------------------------------------------------------------------------------
      46,806   Joy Global Inc.                                       1,872,240
--------------------------------------------------------------------------------
      61,157   Manitowoc Co.                                         3,071,304
--------------------------------------------------------------------------------
                                                                     6,733,964
--------------------------------------------------------------------------------
METALS & MINING -- 2.0%
--------------------------------------------------------------------------------
      34,600   Oregon Steel Mills, Inc.(1)                           1,017,932
--------------------------------------------------------------------------------
      38,700   Phelps Dodge Corp.                                    5,567,769
--------------------------------------------------------------------------------
                                                                     6,585,701
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.7%
--------------------------------------------------------------------------------
     353,000   Takashimaya Co. Ltd. ORD                              5,635,318
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 3.9%
--------------------------------------------------------------------------------
      36,800   Peabody Energy Corp.                                  3,033,056
--------------------------------------------------------------------------------
     277,000   Southwestern
               Energy Company(1)                                     9,955,380
--------------------------------------------------------------------------------
                                                                    12,988,436
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.1%
--------------------------------------------------------------------------------
       5,200   Schwarz Pharma AG ORD                                   330,064
--------------------------------------------------------------------------------
REAL ESTATE -- 1.4%
--------------------------------------------------------------------------------
      43,200   Urban Corp. ORD                                       4,663,543
--------------------------------------------------------------------------------
ROAD & RAIL -- 1.2%
--------------------------------------------------------------------------------
     181,300   J.B. Hunt Transport
               Services, Inc.                                        4,104,632
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR  EQUIPMENT -- 3.8%
--------------------------------------------------------------------------------
     441,895   Cypress Semiconductor Corp.(1)                        6,297,004
--------------------------------------------------------------------------------
     125,417   Intersil Corp. Cl A                                   3,120,375
--------------------------------------------------------------------------------
      59,200   OmniVision Technologies, Inc.(1)                      1,181,632
--------------------------------------------------------------------------------
     107,400   Trident Microsystems, Inc.(1)                         1,933,200
--------------------------------------------------------------------------------
                                                                    12,532,211
--------------------------------------------------------------------------------

Shares/Principal Amount                                               Value
--------------------------------------------------------------------------------

SOFTWARE -- 1.8%
--------------------------------------------------------------------------------
      47,300   Adobe Systems Inc.                                 $  1,748,208
--------------------------------------------------------------------------------
      52,400   Business Objects SA ADR(1)                            2,117,484
--------------------------------------------------------------------------------
      42,100   Micros Systems, Inc.(1)                               2,034,272
--------------------------------------------------------------------------------
                                                                     5,899,964
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 4.1%
--------------------------------------------------------------------------------
     104,000   Abercrombie & Fitch Co.                               6,778,720
--------------------------------------------------------------------------------
      40,000   AnnTaylor Stores Corporation(1)                       1,380,800
--------------------------------------------------------------------------------
      89,000   Charming Shoppes, Inc.(1)                             1,174,800
--------------------------------------------------------------------------------
      25,700   Chico's FAS, Inc.(1)                                  1,129,001
--------------------------------------------------------------------------------
      38,600   Guess?, Inc.(1)                                       1,374,160
--------------------------------------------------------------------------------
      75,800   Gymboree Corp.(1)                                     1,773,720
--------------------------------------------------------------------------------
                                                                    13,611,201
--------------------------------------------------------------------------------
TEXTILES, APPAREL
& LUXURY GOODS -- 1.1%
--------------------------------------------------------------------------------
      65,600   Polo Ralph Lauren Corp.                               3,682,784
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION
SERVICES -- 12.8%
--------------------------------------------------------------------------------
     378,000   America Movil SA
               de CV Series L ADR                                   11,060,280
--------------------------------------------------------------------------------
     138,500   American Tower Corp. Cl A(1)                          3,753,350
--------------------------------------------------------------------------------
     510,236   NII Holdings, Inc.(1)                                22,287,107
--------------------------------------------------------------------------------
     127,500   Rogers Communications Inc.
               Cl B ORD                                              5,394,505
--------------------------------------------------------------------------------
                                                                    42,495,242
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $262,641,498)                                                330,563,492
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.5%

  $1,800,000   FHLB Discount Notes,
               3.40%, 1/3/06(2)
(Cost $1,799,660)                                                    1,800,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.3%
(COST $264,441,158)                                                332,363,492
--------------------------------------------------------------------------------

OTHER ASSETS
AND LIABILITIES -- (0.3)%                                           (1,001,290)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                        $331,362,202
================================================================================

See Notes to Financial Statements.                                   (continued)

------
8

VP Capital Appreciation - Schedule of Investments

DECEMBER 31, 2005

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*
                                                                   Unrealized
      Contracts to Sell       Settlement Date        Value         Gain (Loss)
--------------------------------------------------------------------------------
      3,025,645 CAD for USD       1/31/06         $ 2,604,068       $ (6,547)
--------------------------------------------------------------------------------
        290,374 Euro for USD      1/31/06             344,196           2,229
--------------------------------------------------------------------------------
        332,739 Euro for USD      1/31/06             394,414           2,584
--------------------------------------------------------------------------------
        567,169 Euro for USD      1/31/06             672,297           4,312
--------------------------------------------------------------------------------
  1,206,906,000 JPY for USD       1/31/06          10,262,252          65,719
--------------------------------------------------------------------------------
     54,928,473 MXN for USD       1/31/06           5,154,049        (73,959)
--------------------------------------------------------------------------------
     17,100,000 NOK for USD       1/31/06           2,537,642           (681)
--------------------------------------------------------------------------------
                                                  $21,968,918       $ (6,343)
                                               =================================

(Value on Settlement Date $21,962,575)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CAD = Canadian Dollar

FHLB = Federal Home Loan Bank

JPY = Japanese Yen

MXN = Mexican Nuevo Peso

NOK = Norwegian Krona

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
9

Statement of Assets and Liabilities

DECEMBER 31, 2005
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $264,441,158)            $332,363,492
----------------------------------------------------------------
Foreign currency holdings, at value (cost of $151,130)                 151,130
----------------------------------------------------------------
Receivable for investments sold                                      1,074,841
----------------------------------------------------------------
Receivable for forward foreign currency exchange contracts              74,844
----------------------------------------------------------------
Dividends and interest receivable                                      260,819
--------------------------------------------------------------------------------
                                                                   333,925,126
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                         344,998
----------------------------------------------------------------
Payable for investments purchased                                    1,855,534
----------------------------------------------------------------
Payable for forward foreign currency exchange contracts                 81,187
----------------------------------------------------------------
Accrued management fees                                                281,205
--------------------------------------------------------------------------------
                                                                     2,562,924
--------------------------------------------------------------------------------

NET ASSETS                                                        $331,362,202
================================================================================

CLASS I CAPITAL SHARES, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Authorized                                                         100,000,000
================================================================================
Outstanding                                                         35,438,075
================================================================================
NET ASSET VALUE PER SHARE                                                $9.35
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                           $347,525,603
----------------------------------------------------------------
Undistributed net investment income                                      7,427
----------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                  (84,085,920)
----------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                     67,915,092
--------------------------------------------------------------------------------
                                                                  $331,362,202
================================================================================

See Notes to Financial Statements.

------
10

Statement of Operations

YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
----------------------------------------------------------------
Dividends (net of foreign taxes withheld of $7,951)                $ 1,420,775
----------------------------------------------------------------
Interest                                                                95,523
--------------------------------------------------------------------------------
                                                                     1,516,298
--------------------------------------------------------------------------------

EXPENSES:
----------------------------------------------------------------
Management fees                                                      2,829,341
----------------------------------------------------------------
Directors' fees and expenses                                             4,218
----------------------------------------------------------------
Other expenses                                                           2,831
--------------------------------------------------------------------------------
                                                                     2,836,390
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                        (1,320,092)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
and foreign currency transactions                                   41,135,385
----------------------------------------------------------------
Change in net unrealized appreciation (depreciation)
on investments and translation
of assets and liabilities in foreign currencies                     17,814,742
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                             58,950,127
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $57,630,035
================================================================================

See Notes to Financial Statements.

------
11

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                     2005             2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                     $ (1,320,092)    $ (1,506,667)
-----------------------------------------------
Net realized gain (loss)                           41,135,385       18,196,860
-----------------------------------------------
Change in net unrealized
appreciation (depreciation)                        17,814,742        1,902,260
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          57,630,035       18,592,453
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from shares sold                          57,347,243       31,016,098
-----------------------------------------------
Payments for shares redeemed                      (48,266,678)     (70,350,748)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                     9,080,565      (39,334,650)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS              66,710,600      (20,742,197)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                               264,651,602      285,393,799
--------------------------------------------------------------------------------
End of period                                    $331,362,202     $264,651,602
================================================================================

Undistributed net investment income                    $7,427               --
================================================================================

TRANSACTIONS IN SHARES OF THE FUND
--------------------------------------------------------------------------------
Sold                                                6,778,117        4,332,995
-----------------------------------------------
Redeemed                                           (5,908,148)      (9,873,584)
--------------------------------------------------------------------------------
Net increase (decrease) in shares of the fund         869,969       (5,540,589)
================================================================================

See Notes to Financial Statements.

------
12

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Capital Appreciation Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth. The fund seeks to achieve its investment objective by investing primarily in common stocks that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency

(continued)

------
13

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

or to hedge the fund's exposure to foreign currency exchange rate fluctuations.
The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2005, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $83,720,509, which may be used to offset future taxable gains. Capital loss carryovers of $39,767,176 and
$43,953,333 expire in 2009 and 2010, respectively.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
14

Notes to Financial Statements

DECEMBER 31, 2005

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for the fund is as follows:

--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $500 million                                                 1.00%
--------------------------------------------------------------------------------
Next $500 million                                                  0.95%
--------------------------------------------------------------------------------
Over $1 billion                                                    0.90%
--------------------------------------------------------------------------------

The effective annual management fee for the fund for the year ended December 31,
2005 was 1.00%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services,
LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
December 31, 2005, were as follows:

--------------------------------------------------------------------------------
Purchases                                                      $634,195,280
--------------------------------------------------------------------------------
Proceeds from sales                                            $625,577,311
--------------------------------------------------------------------------------

As of December 31, 2005, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                $264,806,569
================================================================================
Gross tax appreciation of investments                           $68,502,648
-------------------------------------------------------
Gross tax depreciation of investments                              (945,725)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)
of investments                                                  $67,556,923
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from $575,000,000 effective December 14, 2005. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2005.

------
15

VP Capital Appreciation - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
--------------------------------------------------------------------------------
                                              CLASS I
--------------------------------------------------------------------------------
                         2005       2004        2003        2002       2001
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period      $7.66      $7.12       $5.91      $7.50     $15.78
--------------------------------------------------------------------------------
Income From
Investment Operations
---------------------
  Net Investment
  Income (Loss)          (0.04)     (0.04)      (0.04)     (0.04)     (0.03)
---------------------
  Net Realized and
  Unrealized
  Gain (Loss)             1.73       0.58        1.25      (1.55)     (3.64)
--------------------------------------------------------------------------------
  Total From
  Investment
  Operations              1.69       0.54        1.21      (1.59)     (3.67)
--------------------------------------------------------------------------------
Distributions
---------------------
  From Net
  Realized Gains           --         --          --        --        (4.61)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period            $9.35      $7.66       $7.12      $5.91      $7.50
================================================================================
  TOTAL RETURN(1)        22.06%      7.58%      20.47%    (21.20)%   (28.07)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                1.00%      1.00%       1.00%       1.00%      1.00%
---------------------
Ratio of Net
Investment
Income (Loss)
to Average
Net Assets              (0.46)%    (0.57)%     (0.58)%     (0.55)%    (0.35)%
---------------------
Portfolio
Turnover Rate              223%       262%        150%        124%       149%
---------------------
Net Assets,
End of Period
(in thousands)         $331,362   $264,652    $285,394    $260,897   $401,812
--------------------------------------------------------------------------------

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------
16

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund (the "Fund"), one
of the mutual funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Capital Appreciation Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2006

------
17

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACGIM, ACIM, ACIS, and ACS. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies,
Inc.
--------------------------------------------------------------------------------

(continued)

------
18

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS, ACIS, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

------
19

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS; Director, ACC, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS; Assistant
Treasurer, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS, ACIM
and ACGIM (March 2005 to present); Vice President, ACS (February 2000 to present); Assistant General Counsel, ACS (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS (April 1998 to present); Also serves as: Vice President, ACIM, ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
20

Additional Information

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL MIDCAP(reg.tm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP(reg.tm) VALUE INDEX measures the performance of those Russell
Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-9878. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-345-9878.

------
21

Notes

------
22

Notes

------
23

Notes

------
24

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor

(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

0602
SH-ANN-47666

[front cover]

American Century
Variable Portfolios
ANNUAL REPORT

[photo of man and woman]

DECEMBER 31, 2005

VP Income & Growth Fund

                               [american century investments logo and text logo]

VP INCOME & GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative index and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

VP Income & Growth - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
                                            ----------------------
                                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE       INCEPTION
                                 1 YEAR      5 YEARS    INCEPTION        DATE
--------------------------------------------------------------------------------
CLASS I                           4.63%       2.47%       6.16%        10/30/97
--------------------------------------------------------------------------------
S&P 500 INDEX(1)                  4.91%       0.54%       5.64%           --
--------------------------------------------------------------------------------
 Class II                         4.52%         --        6.46%         5/1/02
--------------------------------------------------------------------------------
Class III                         4.63%         --       10.07%         6/26/02
--------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. - A Reuters Company. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
2

VP Income & Growth - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made October 30, 1997

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended December 31
-----------------------------------------------------------------------------------------------
                1997*    1998     1999      2000      2001      2002     2003     2004    2005
-----------------------------------------------------------------------------------------------
Class I         7.80%   26.87%   18.02%   -10.62%    -8.35%   -19.37%   29.35%   12.99%   4.63%
-----------------------------------------------------------------------------------------------
S&P 500 Index   7.72%   28.58%   21.04%    -9.10%   -11.89%   -22.10%   28.68%   10.88%   4.91%
-----------------------------------------------------------------------------------------------
*From 10/30/97, Class I's inception date, to 12/31/97. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

VP Income & Growth - Portfolio Commentary

PORTFOLIO MANAGERS: JOHN SCHNIEDWIND, KURT BORGWARDT, AND ZILI ZHANG

PERFORMANCE SUMMARY

VP Income & Growth produced positive results in 2005 but underperformed its benchmark index, the S&P 500, for the first time in five years. The portfolio posted a total return of 4.63%* for the year, narrowly trailing the 4.91% return of the S&P 500.

STOCK MARKET REVIEW

Stocks quietly generated modest gains in 2005, their third straight year of positive performance. Energy was the dominant theme in the stock market for the year, with oil prices reaching a record high of more than $70 a barrel in
August. Rising short-term interest rates and a devastating hurricane season also served as headwinds for the stock market during the year.

Positive influences on the market included unexpectedly strong earnings, which enabled the S&P 500 to extend its streak of double-digit earnings growth to 14 consecutive quarters. However, this growth was driven almost entirely by sharply higher profits in the energy sector. The economy remained healthy, growing by
3.5% in 2005, and declining oil prices late in the year helped ease inflation concerns.

Overall, the major stock indexes each advanced by approximately 5% in 2005.
Based on the performance of the Standard & Poor's indexes, mid-cap stocks posted the best results, followed by small-cap and large-cap issues. In the large-cap segment of the market, value stocks outperformed growth for the sixth year in a row.

Eight of the ten sectors in the S&P 500 gained in 2005, led by energy and utilities--the biggest beneficiaries of higher energy prices. The only two sectors of the market to decline during the year were consumer discretionary and telecommunication services.

CONSUMER DISCRETIONARY AND ENERGY STOCKS HURT RESULTS

Disappointing stock selection in the best- and worst-performing sectors of the market led to the fund's slight underperformance of the S&P 500 in 2005. The portfolio's consumer discretionary holdings posted larger declines than their counterparts in the index. The worst individual contributor in the portfolio, by a wide margin, was Ford Motor Company. Ford saw its

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Bank of America Corp.                       4.9%                  4.8%
--------------------------------------------------------------------------------
Intel Corp.                                 3.8%                  3.9%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           3.5%                  2.8%
--------------------------------------------------------------------------------
Chevron Corp.                               2.8%                  3.3%
--------------------------------------------------------------------------------
Washington Mutual, Inc.                     2.8%                  2.0%
--------------------------------------------------------------------------------
Johnson & Johnson                           2.7%                  3.4%
--------------------------------------------------------------------------------
National City Corp.                         2.7%                  2.7%
--------------------------------------------------------------------------------
PG&E Corp.                                  2.6%                  0.6%
--------------------------------------------------------------------------------
Loews Corp.                                 2.6%                  1.7%
--------------------------------------------------------------------------------
Northrop Grumman
Corp.                                       2.1%                  1.5%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Class I shares.

                                                                    (continued)

------
4

VP Income & Growth - Portfolio Commentary

sales decline thanks to high fuel prices and tough competition from foreign car makers. As a result, the company lost market share, reported disappointing earnings, and had its credit rating cut.

Other consumer discretionary stocks that weighed on relative performance included photo products maker Eastman Kodak, which suffered steep quarterly losses amid a transition from film to digital photos, and media giant Time
Warner, which was buffeted by speculation about a possible break-up of the company.

The fund's energy stocks posted the highest returns in the portfolio but lagged the energy sector in the S&P 500. The fund emphasized oil and gas producers, with limited exposure to oil equipment and services providers. However, equipment and services stocks posted better results, benefiting from a substantial increase in drilling and exploration activity. Nonetheless, the top relative contributor in the portfolio for the year was an energy stock--oil and gas producer Sunoco.

WINNERS IN MATERIALS, HEALTH CARE, AND TECHNOLOGY

Materials and health care stocks provided the biggest boost to relative performance in 2005. In the materials sector, copper producer Phelps Dodge was the main positive contributor as copper prices surged to an all-time high by the end of the year.

Among health care stocks, the best performers were wholesale drug distributors
McKesson and AmerisourceBergen. Both companies benefited from the successful transition to a fee-for-services business model, which led to higher profit margins and strong earnings growth.

Stock selection in the information technology sector also proved favorable.
Cellular phone maker Motorola posted healthy earnings growth and captured a higher share of the U.S. market after introducing a number of successful new products. We made good decisions among computer makers by overweighting
Hewlett-Packard and avoiding Dell; H-P's new CEO cut costs and improved profitability, while Dell reported lower-than-expected earnings.

VP INCOME & GROWTH'S FIVE LARGEST
OVERWEIGHTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
Bank of America Corp.                       4.92%                 1.65%
--------------------------------------------------------------------------------
Intel Corp.                                 3.85%                 1.34%
--------------------------------------------------------------------------------
National City Corp.                         2.67%                 0.16%
--------------------------------------------------------------------------------
PG&E Corp.                                  2.61%                 0.11%
--------------------------------------------------------------------------------
Loews Corp.                                 2.59%                 0.11%
--------------------------------------------------------------------------------

VP INCOME & GROWTH'S FIVE LARGEST
UNDERWEIGHTS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
General Electric Co.                        0.07%                 3.29%
--------------------------------------------------------------------------------
Procter & Gamble Co.                         --                   1.72%
--------------------------------------------------------------------------------
American International
Group Inc.                                   --                   1.57%
--------------------------------------------------------------------------------
Altria Group Inc.                            --                   1.38%
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                      --                   1.23%
--------------------------------------------------------------------------------

------
5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
6

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                   BEGINNING          ENDING        DURING PERIOD*    ANNUALIZED
                  ACCOUNT VALUE    ACCOUNT VALUE       7/1/05 -         EXPENSE
                     7/1/05          12/31/05          12/31/05         RATIO*
--------------------------------------------------------------------------------
VP INCOME & GROWTH SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Class I              $1,000          $1,041.60          $3.60           0.70%
--------------------------------------------------------------------------------
Class II             $1,000          $1,041.70          $4.89           0.95%
--------------------------------------------------------------------------------
Class III            $1,000          $1,041.60          $3.60           0.70%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Class I              $1,000          $1,021.68          $3.57           0.70%
--------------------------------------------------------------------------------
Class II             $1,000          $1,020.42          $4.84           0.95%
--------------------------------------------------------------------------------
Class III            $1,000          $1,021.68          $3.57           0.70%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

VP Income & Growth - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.6%

AEROSPACE & DEFENSE -- 2.2%
--------------------------------------------------------------------------------
           17,864  Lockheed Martin Corp.                           $  1,136,686
--------------------------------------------------------------------------------
          280,393  Northrop Grumman Corp.                            16,854,424
--------------------------------------------------------------------------------
                                                                     17,991,110
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 1.1%
--------------------------------------------------------------------------------
           21,679  FedEx Corporation                                  2,241,392
--------------------------------------------------------------------------------
           86,551  United Parcel Service, Inc. Cl B                   6,504,307
--------------------------------------------------------------------------------
                                                                      8,745,699
--------------------------------------------------------------------------------
AIRLINES -- 0.1%
--------------------------------------------------------------------------------
           67,874  Southwest Airlines Co.                             1,115,170
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.4%
--------------------------------------------------------------------------------
          110,150  Goodyear Tire & Rubber Co.
                   (The)(1)                                           1,914,407
--------------------------------------------------------------------------------
           35,245  TRW Automotive Holdings
                   Corp.(1)                                             928,706
--------------------------------------------------------------------------------
                                                                      2,843,113
--------------------------------------------------------------------------------
AUTOMOBILES -- 1.8%
--------------------------------------------------------------------------------
        1,886,893  Ford Motor Company                                14,566,814
--------------------------------------------------------------------------------
BEVERAGES(2)
--------------------------------------------------------------------------------
            3,095  Molson Coors Brewing Co.                             207,334
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.6%
--------------------------------------------------------------------------------
           54,626  Amgen Inc.(1)                                      4,307,806
--------------------------------------------------------------------------------
          319,382  Applera Corporation-Applied
                   Biosystems Group                                   8,482,787
--------------------------------------------------------------------------------
            4,639  ViroPharma Inc.(1)                                    86,053
--------------------------------------------------------------------------------
                                                                     12,876,646
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.1%
--------------------------------------------------------------------------------
           15,680  USG Corp.(1)                                       1,019,200
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 0.8%
--------------------------------------------------------------------------------
           27,261  American Capital Strategies
                   Ltd.                                                 987,121
--------------------------------------------------------------------------------
           73,001  Morgan Stanley                                     4,142,077
--------------------------------------------------------------------------------
           44,417  Raymond James Financial, Inc.                      1,673,188
--------------------------------------------------------------------------------
                                                                      6,802,386
--------------------------------------------------------------------------------
CHEMICALS -- 1.8%
--------------------------------------------------------------------------------
          118,969  Eastman Chemical Company                           6,137,611
--------------------------------------------------------------------------------
          338,767  Lyondell Chemical Co.                              8,069,430
--------------------------------------------------------------------------------
           33,693  Olin Corp.                                           663,078
--------------------------------------------------------------------------------
                                                                     14,870,119
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 10.6%
--------------------------------------------------------------------------------
          855,411  Bank of America Corp.                             39,477,217
--------------------------------------------------------------------------------
           58,879  Comerica Inc.                                      3,341,972
--------------------------------------------------------------------------------
          216,720  First Horizon National Corp.                       8,330,717
--------------------------------------------------------------------------------
          637,911  National City Corp.                               21,414,672
--------------------------------------------------------------------------------
           87,202  Wachovia Corp.                                     4,609,498
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

          131,384  Wells Fargo & Co.                               $  8,254,857
--------------------------------------------------------------------------------
                                                                     85,428,933
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.8%
--------------------------------------------------------------------------------
           40,966  John H. Harland Company                            1,540,322
--------------------------------------------------------------------------------
          112,291  PHH Corp.(1)                                       3,146,394
--------------------------------------------------------------------------------
           51,401  R.R. Donnelley & Sons
                   Company                                            1,758,428
--------------------------------------------------------------------------------
                                                                      6,445,144
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.2%
--------------------------------------------------------------------------------
           87,151  Motorola, Inc.                                     1,968,741
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 3.2%
--------------------------------------------------------------------------------
          388,521  Hewlett-Packard Co.                               11,123,356
--------------------------------------------------------------------------------
           25,345  Imation Corporation                                1,167,644
--------------------------------------------------------------------------------
          154,226  International Business
                   Machines Corp.                                    12,677,377
--------------------------------------------------------------------------------
           18,924  Komag, Inc.(1)                                       655,906
--------------------------------------------------------------------------------
                                                                     25,624,283
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 0.6%
--------------------------------------------------------------------------------
            9,542  American Express Co.                                 491,031
--------------------------------------------------------------------------------
           40,910  Capital One Financial Corp.                        3,534,624
--------------------------------------------------------------------------------
           20,979  CompuCredit Corp.(1)                                 807,272
--------------------------------------------------------------------------------
                                                                      4,832,927
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.1%
--------------------------------------------------------------------------------
           22,370  Silgan Holdings Inc.                                 808,004
--------------------------------------------------------------------------------
DISTRIBUTORS -- 0.3%
--------------------------------------------------------------------------------
           29,716  Building Materials Holding
                   Corp.                                              2,026,928
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.0%
--------------------------------------------------------------------------------
          169,173  Citigroup Inc.                                     8,209,966
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.4%
--------------------------------------------------------------------------------
          433,947  AT&T Inc.                                         10,627,362
--------------------------------------------------------------------------------
          288,467  Verizon Communications                             8,688,626
--------------------------------------------------------------------------------
                                                                     19,315,988
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.3%
--------------------------------------------------------------------------------
           95,343  Edison International                               4,157,908
--------------------------------------------------------------------------------
           51,437  FirstEnergy Corp.                                  2,519,899
--------------------------------------------------------------------------------
           55,050  Pepco Holdings, Inc.                               1,231,469
--------------------------------------------------------------------------------
           65,129  Pinnacle West Capital Corp.                        2,693,084
--------------------------------------------------------------------------------
                                                                     10,602,360
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.0%
--------------------------------------------------------------------------------
          257,257  Arrow Electronics, Inc.(1)                         8,239,942
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 0.2%
--------------------------------------------------------------------------------
           56,107  Veritas DGC Inc.(1)                                1,991,237
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.2%
--------------------------------------------------------------------------------
            7,340  Longs Drug Stores Corp.                              267,103
--------------------------------------------------------------------------------
          287,887  Supervalu Inc.                                     9,350,569
--------------------------------------------------------------------------------
                                                                      9,617,672
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
8

VP Income & Growth - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 1.7%
--------------------------------------------------------------------------------
           92,530  Archer-Daniels-Midland Co.                      $  2,281,790
--------------------------------------------------------------------------------
          167,995  Chiquita Brands International,
                   Inc.                                               3,361,580
--------------------------------------------------------------------------------
            3,882  General Mills, Inc.                                  191,460
--------------------------------------------------------------------------------
          189,318  Pilgrim's Pride Corp.                              6,277,785
--------------------------------------------------------------------------------
              868  Seaboard Corp.                                     1,311,548
--------------------------------------------------------------------------------
                                                                     13,424,163
--------------------------------------------------------------------------------
GAS UTILITIES -- 1.3%
--------------------------------------------------------------------------------
          179,997  NICOR Inc.                                         7,075,682
--------------------------------------------------------------------------------
          156,405  UGI Corp.                                          3,221,943
--------------------------------------------------------------------------------
                                                                     10,297,625
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
--------------------------------------------------------------------------------
           96,612  Becton Dickinson & Co.                             5,804,449
--------------------------------------------------------------------------------
          140,039  Hospira Inc.(1)                                    5,990,868
--------------------------------------------------------------------------------
                                                                     11,795,317
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 2.1%
--------------------------------------------------------------------------------
          168,090  AmerisourceBergen Corp.                            6,958,926
--------------------------------------------------------------------------------
           66,046  Kindred Healthcare Inc.(1)                         1,701,345
--------------------------------------------------------------------------------
           27,874  Magellan Health Services Inc.(1)                     876,637
--------------------------------------------------------------------------------
          146,753  McKesson Corp.                                     7,570,988
--------------------------------------------------------------------------------
                                                                     17,107,896
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
--------------------------------------------------------------------------------
           89,695  Darden Restaurants, Inc.                           3,487,342
--------------------------------------------------------------------------------
          118,519  McDonald's Corporation                             3,996,460
--------------------------------------------------------------------------------
                                                                      7,483,802
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.4%
--------------------------------------------------------------------------------
            3,051  American Greetings Cl A                               67,030
--------------------------------------------------------------------------------
           49,761  Black & Decker Corporation                         4,327,218
--------------------------------------------------------------------------------
          151,505  Newell Rubbermaid Inc.                             3,602,789
--------------------------------------------------------------------------------
            5,582  Stanley Works (The)                                  268,159
--------------------------------------------------------------------------------
          148,911  Tupperware Corp.                                   3,335,606
--------------------------------------------------------------------------------
                                                                     11,600,802
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.9%
--------------------------------------------------------------------------------
          259,198  Kimberly-Clark Corp.                              15,461,161
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.5%
--------------------------------------------------------------------------------
           16,039  General Electric Co.                                 562,167
--------------------------------------------------------------------------------
            1,164  Teleflex Inc.                                         75,637
--------------------------------------------------------------------------------
          129,643  Tyco International Ltd.                            3,741,497
--------------------------------------------------------------------------------
                                                                      4,379,301
--------------------------------------------------------------------------------
INSURANCE -- 8.0%
--------------------------------------------------------------------------------
          205,575  Ace, Ltd.                                         10,985,928
--------------------------------------------------------------------------------
           12,124  American Financial Group, Inc.                       464,470
--------------------------------------------------------------------------------
           58,702  AON Corp.                                          2,110,337
--------------------------------------------------------------------------------
           25,578  Chubb Corp.                                        2,497,692
--------------------------------------------------------------------------------
          130,984  Endurance Specialty Holdings
                   Ltd.                                               4,695,776
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

           64,651  Fidelity National Financial, Inc.               $  2,378,510
--------------------------------------------------------------------------------
           10,570  Fidelity National Title Group,
                   Inc. Cl A                                            257,380
--------------------------------------------------------------------------------
          246,811  First American Financial Corp.
                   (The)                                             11,180,538
--------------------------------------------------------------------------------
           46,025  LandAmerica Financial Group
                   Inc.                                               2,871,960
--------------------------------------------------------------------------------
          218,985  Loews Corp.                                       20,770,728
--------------------------------------------------------------------------------
           35,127  Nationwide Financial Services
                   Cl A                                               1,545,588
--------------------------------------------------------------------------------
           42,557  Protective Life Corporation                        1,862,720
--------------------------------------------------------------------------------
           42,108  St. Paul Travelers Companies,
                   Inc. (The)                                         1,880,964
--------------------------------------------------------------------------------
           14,803  Zenith National Insurance Corp.                      682,714
--------------------------------------------------------------------------------
                                                                     64,185,305
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 1.7%
--------------------------------------------------------------------------------
          865,611  Earthlink Inc.(1)                                  9,616,938
--------------------------------------------------------------------------------
          259,535  United Online, Inc.                                3,690,588
--------------------------------------------------------------------------------
                                                                     13,307,526
--------------------------------------------------------------------------------
IT SERVICES -- 0.5%
--------------------------------------------------------------------------------
           86,112  Computer Sciences Corp.(1)                         4,360,712
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.1%
--------------------------------------------------------------------------------
           29,437  Hasbro, Inc.                                         594,039
--------------------------------------------------------------------------------
MACHINERY -- 1.7%
--------------------------------------------------------------------------------
          148,728  Cummins Inc.                                      13,345,363
--------------------------------------------------------------------------------
            8,696  Navistar International Corp.(1)                      248,880
--------------------------------------------------------------------------------
                                                                     13,594,243
--------------------------------------------------------------------------------
MEDIA -- 3.2%
--------------------------------------------------------------------------------
           30,972  Citadel Broadcasting Corp.                           416,264
--------------------------------------------------------------------------------
          193,928  Disney (Walt) Co.                                  4,648,454
--------------------------------------------------------------------------------
          128,994  Regal Entertainment Group                          2,453,466
--------------------------------------------------------------------------------
          633,324  Time Warner Inc.                                  11,045,170
--------------------------------------------------------------------------------
          211,557  Viacom, Inc. Cl B                                  6,896,758
--------------------------------------------------------------------------------
                                                                     25,460,112
--------------------------------------------------------------------------------
METALS & MINING -- 1.9%
--------------------------------------------------------------------------------
           98,300  Nucor Corp.                                        6,558,576
--------------------------------------------------------------------------------
           54,897  Phelps Dodge Corp.                                 7,898,031
--------------------------------------------------------------------------------
            9,336  Quanex Corporation                                   466,520
--------------------------------------------------------------------------------
                                                                     14,923,127
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 3.5%
--------------------------------------------------------------------------------
           17,124  Ameren Corp.                                         877,434
--------------------------------------------------------------------------------
          302,036  NiSource Inc.                                      6,300,471
--------------------------------------------------------------------------------
          564,104  PG&E Corp.                                        20,939,540
--------------------------------------------------------------------------------
                                                                     28,117,445
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 1.7%
--------------------------------------------------------------------------------
          209,474  Federated Department Stores,
                   Inc.                                              13,894,410
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

VP Income & Growth - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 9.9%
--------------------------------------------------------------------------------
          402,727  Chevron Corp.                                   $ 22,862,812
--------------------------------------------------------------------------------
          233,532  ConocoPhillips                                    13,586,892
--------------------------------------------------------------------------------
          494,988  Exxon Mobil Corp.                                 27,803,477
--------------------------------------------------------------------------------
          106,584  Marathon Oil Corp.                                 6,498,426
--------------------------------------------------------------------------------
           79,080  Sunoco, Inc.                                       6,198,290
--------------------------------------------------------------------------------
           58,824  Valero Energy Corp.                                3,035,318
--------------------------------------------------------------------------------
                                                                     79,985,215
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.9%
--------------------------------------------------------------------------------
          276,917  Louisiana-Pacific Corp.                            7,606,910
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 7.6%
--------------------------------------------------------------------------------
           45,569  Alpharma Inc. Cl A                                 1,299,172
--------------------------------------------------------------------------------
          361,829  Johnson & Johnson                                 21,745,924
--------------------------------------------------------------------------------
          338,169  King Pharmaceuticals, Inc.(1)                      5,721,819
--------------------------------------------------------------------------------
          502,578  Merck & Co., Inc.                                 15,987,006
--------------------------------------------------------------------------------
          705,088  Pfizer Inc.                                       16,442,652
--------------------------------------------------------------------------------
                                                                     61,196,573
--------------------------------------------------------------------------------
REAL ESTATE -- 2.6%
--------------------------------------------------------------------------------
          311,797  CBL & Associates Properties,
                   Inc.                                              12,319,100
--------------------------------------------------------------------------------
           68,887  Colonial Properties Trust                          2,891,876
--------------------------------------------------------------------------------
           75,644  Crescent Real Estate Equities
                   Co.                                                1,499,264
--------------------------------------------------------------------------------
           14,763  Health Care Property Investors,
                   Inc.                                                 377,342
--------------------------------------------------------------------------------
           27,621  iStar Financial Inc.                                 984,689
--------------------------------------------------------------------------------
           37,929  Lexington Corporate Properties
                   Trust                                                807,888
--------------------------------------------------------------------------------
           12,981  Mack-Cali Realty Corp.                               560,779
--------------------------------------------------------------------------------
           91,066  Trustreet Properties, Inc.                         1,331,385
--------------------------------------------------------------------------------
                                                                     20,772,323
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.8%
--------------------------------------------------------------------------------
           30,515  Burlington Northern Santa Fe
                   Corp.                                              2,161,072
--------------------------------------------------------------------------------
           17,010  CSX Corporation                                      863,598
--------------------------------------------------------------------------------
           30,070  Norfolk Southern Corp.                             1,348,038
--------------------------------------------------------------------------------
           20,768  Union Pacific Corp.                                1,672,032
--------------------------------------------------------------------------------
                                                                      6,044,740
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 3.9%
--------------------------------------------------------------------------------
         1,239,311  Intel Corp.                                      30,933,203
--------------------------------------------------------------------------------
             7,520  Texas Instruments Inc.                              241,166
--------------------------------------------------------------------------------
                                                                     31,174,369
--------------------------------------------------------------------------------

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------
SOFTWARE -- 2.0%
--------------------------------------------------------------------------------
           617,682  Microsoft Corporation                          $ 16,152,384
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.3%
--------------------------------------------------------------------------------
            12,486  American Eagle Outfitters, Inc.                     286,928
--------------------------------------------------------------------------------
             6,217  AutoNation, Inc.(1)                                 135,095
--------------------------------------------------------------------------------
           107,328  Barnes & Noble Inc.                               4,579,686
--------------------------------------------------------------------------------
            71,610  Charming Shoppes, Inc.(1)                           945,252
--------------------------------------------------------------------------------
            69,806  Payless ShoeSource, Inc.(1)                       1,752,131
--------------------------------------------------------------------------------
           108,490  Sonic Automotive, Inc.                            2,417,157
--------------------------------------------------------------------------------
                                                                     10,116,249
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 3.2%
--------------------------------------------------------------------------------
             1,325  Downey Financial Corp.                               90,617
--------------------------------------------------------------------------------
           128,452  Fremont General Corp.                             2,983,940
--------------------------------------------------------------------------------
           524,759  Washington Mutual, Inc.                          22,827,016
--------------------------------------------------------------------------------
                                                                     25,901,573
--------------------------------------------------------------------------------
TOBACCO -- 0.4%
--------------------------------------------------------------------------------
           30,809  Reynolds American Inc.                             2,937,022
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS(2)
--------------------------------------------------------------------------------
            4,735  UAP Holding Corp.                                     96,689
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
--------------------------------------------------------------------------------
           26,641  ALLTEL Corp.                                       1,681,047
--------------------------------------------------------------------------------
          119,920  Sprint Nextel Corp.                                2,801,331
--------------------------------------------------------------------------------
                                                                      4,482,378
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $714,643,038)                                                 802,603,127
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS(2)

         $300,000  FHLB Discount Notes, 3.40%,
                   1/3/06(3)
(Cost $299,943)                                                         300,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 99.6%
(Cost $714,942,981)                                                 802,903,127
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.4%                                  2,885,967
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $805,789,094
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Category is less than 0.05% of total net assets.

(3) Rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
10

Statement of Assets and Liabilities

DECEMBER 31, 2005
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $714,942,981)             $802,903,127
-------------------------------------------------------------
Cash                                                                    338,376
-------------------------------------------------------------
Receivable for investments sold                                       1,312,141
-------------------------------------------------------------
Dividends and interest receivable                                     1,726,784
--------------------------------------------------------------------------------
                                                                    806,280,428
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Accrued management fees                                                 485,361
-------------------------------------------------------------
Distribution fees payable                                                 5,973
--------------------------------------------------------------------------------
                                                                        491,334
--------------------------------------------------------------------------------

NET ASSETS                                                         $805,789,094
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $748,035,104
-------------------------------------------------------------
Undistributed net investment income                                  14,677,600
-------------------------------------------------------------
Accumulated net realized loss on investment transactions            (44,883,756)
-------------------------------------------------------------
Net unrealized appreciation on investments                           87,960,146
--------------------------------------------------------------------------------
                                                                   $805,789,094
================================================================================
CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $772,330,496
-------------------------------------------------------------
Shares outstanding                                                  102,799,659
-------------------------------------------------------------
Net asset value per share                                                 $7.51
--------------------------------------------------------------------------------
CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $27,857,268
-------------------------------------------------------------
Shares outstanding                                                    3,714,798
-------------------------------------------------------------
Net asset value per share                                                 $7.50
--------------------------------------------------------------------------------
CLASS III, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $5,601,330
-------------------------------------------------------------
Shares outstanding                                                      745,538
-------------------------------------------------------------
Net asset value per share                                                 $7.51
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
11

Statement of Operations

YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
-------------------------------------------------------------
Dividends (net of foreign taxes withheld of $7,296)                $ 20,439,855
-------------------------------------------------------------
Interest                                                                 38,520
--------------------------------------------------------------------------------
                                                                     20,478,375
--------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------
Management fees                                                       5,684,694
-------------------------------------------------------------
Distribution fees -- Class II                                            66,980
-------------------------------------------------------------
Directors' fees and expenses                                             12,749
-------------------------------------------------------------
Other expenses                                                           10,279
--------------------------------------------------------------------------------
                                                                      5,774,702
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                14,703,673
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  49,734,329
-------------------------------------------------------------
Change in net unrealized appreciation
(depreciation) on investments                                       (27,597,376)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                              22,136,953
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $ 36,840,626
================================================================================

See Notes to Financial Statements.

------
12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       2005            2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                              $ 14,703,673    $ 16,535,939
---------------------------------------------
Net realized gain (loss)                             49,734,329      86,358,348
---------------------------------------------
Change in net unrealized
appreciation (depreciation)                         (27,597,376)     (6,391,055)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            36,840,626      96,503,232
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
---------------------------------------------
  Class I                                           (15,774,720)    (11,852,776)
---------------------------------------------
  Class II                                             (468,807)       (215,506)
---------------------------------------------
  Class III                                             (73,156)        (31,257)
--------------------------------------------------------------------------------
Decrease in net assets from distributions           (16,316,683)    (12,099,539)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                     (49,539,619)    (92,422,133)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS               (29,015,676)     (8,018,440)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 834,804,770     842,823,210
--------------------------------------------------------------------------------
End of period                                      $805,789,094    $834,804,770
================================================================================

Undistributed net investment income                 $14,677,600     $16,290,610
================================================================================

See Notes to Financial Statements.

------
13

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II, and Class
III. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

                                                                    (continued)

------
14

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2005, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $30,217,774 expiring in 2010, which may be used to offset future taxable gains.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund is as follows:

--------------------------------------------------------------------------------
                                                          CLASS I, II & III
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $5 billion                                               0.700%
--------------------------------------------------------------------------------
Over $5 billion                                                0.650%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the fund for the year ended December 31, 2005 was 0.70%.

                                                                    (continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2005

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2005, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2005, were $613,044,434 and $661,438,361, respectively.

As of December 31, 2005, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                    $729,608,964
================================================================================
Gross tax appreciation of investments                              $107,075,883
-------------------------------------------------------------
Gross tax depreciation of investments                               (33,781,720)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                 $ 73,294,163
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

                                                                    (continued)

------
16

Notes to Financial Statements

DECEMBER 31, 2005

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:
--------------------------------------------------------------------------------
                                                  SHARES           AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                               300,000,000
================================================================================
Sold                                             10,922,551    $  79,400,168
------------------------------------------
Issued in reinvestment of distributions           2,163,885       15,774,720
------------------------------------------
Redeemed                                        (20,434,407)    (148,333,050)
--------------------------------------------------------------------------------
Net increase (decrease)                          (7,347,971)   $ (53,158,162)
================================================================================
YEAR ENDED DECEMBER 31, 2004

SHARES AUTHORIZED                               300,000,000
================================================================================
Sold                                             18,479,488    $ 124,111,351
------------------------------------------
Issued in reinvestment of distributions           1,763,806       11,852,776
------------------------------------------
Redeemed                                        (35,919,318)    (238,537,648)
--------------------------------------------------------------------------------
Net increase (decrease)                         (15,676,024)   $(102,573,521)
================================================================================
CLASS II
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                                50,000,000
================================================================================
Sold                                                946,899      $ 6,870,425
------------------------------------------
Issued in reinvestment of distributions              64,308          468,807
------------------------------------------
Redeemed                                           (749,560)      (5,456,224)
--------------------------------------------------------------------------------
Net increase (decrease)                             261,647      $ 1,883,008
================================================================================
YEAR ENDED DECEMBER 31, 2004

SHARES AUTHORIZED                                50,000,000
================================================================================
Sold                                              1,692,382      $11,373,186
------------------------------------------
Issued in reinvestment of distributions              32,069          215,506
------------------------------------------
Redeemed                                          (462,321)       (3,114,158)
--------------------------------------------------------------------------------
Net increase (decrease)                           1,262,130      $ 8,474,534
================================================================================
CLASS III
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                                50,000,000
================================================================================
Sold                                                513,079      $ 3,732,963
------------------------------------------
Issued in reinvestment of distributions              10,035           73,156
------------------------------------------
Redeemed                                           (280,969)      (2,070,584)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                             242,145      $ 1,735,535
================================================================================
YEAR ENDED DECEMBER 31, 2004

SHARES AUTHORIZED                                50,000,000
================================================================================
Sold                                                393,493      $ 2,646,551
------------------------------------------
Issued in reinvestment of distributions               4,651           31,257
------------------------------------------
Redeemed                                           (148,744)      (1,000,954)
--------------------------------------------------------------------------------
Net increase (decrease)                             249,400      $ 1,676,854
================================================================================

(1) Net of redemption fees of $209.

                                                                    (continued)

------
17

Notes to Financial Statements

DECEMBER 31, 2005

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from $575,000,000 effective December 14, 2005. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2005.

6. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $9,015,033 of qualified dividend income for the fiscal year ended December 31, 2005.

For corporate taxpayers, $8,809,909 of the ordinary income distributions paid during the fiscal year ended December 31, 2005, qualify for the corporate dividends received deduction.

------
18

VP Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31
------------------------------------------------------------------------------------------
                                                        CLASS I
------------------------------------------------------------------------------------------
                               2005         2004         2003         2002         2001
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period            $7.32        $6.57        $5.16        $6.46        $7.11
------------------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)                 0.13(1)      0.14(1)      0.10(1)      0.08(1)      0.06
--------------------------
  Net Realized and
  Unrealized Gain (Loss)        0.20         0.71         1.38        (1.32)       (0.65)
------------------------------------------------------------------------------------------
  Total From
  Investment Operations         0.33         0.85         1.48        (1.24)       (0.59)
------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income            (0.14)       (0.10)       (0.07)       (0.06)       (0.06)
------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                  $7.51        $7.32        $6.57        $5.16        $6.46
==========================================================================================
  TOTAL RETURN(2)               4.63%       12.99%       29.35%      (19.37)%      (8.35)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      0.70%        0.70%        0.70%        0.70%        0.70%
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets              1.81%        2.08%        1.78%        1.32%        1.05%
--------------------------
Portfolio Turnover Rate           76%          75%          71%          72%          56%
--------------------------
Net Assets, End of Period
(in thousands)               $772,330     $805,904     $826,785     $614,424     $701,274
------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
19

VP Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                    CLASS II
--------------------------------------------------------------------------------
                                  2005         2004         2003        2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period               $7.30        $6.56        $5.15        $6.22
--------------------------------------------------------------------------------
Income From
Investment Operations
----------------------------
  Net Investment
  Income (Loss)(2)                 0.11         0.13         0.09         0.05
----------------------------
  Net Realized and
  Unrealized Gain (Loss)           0.22         0.69         1.39        (1.12)
--------------------------------------------------------------------------------
  Total From
  Investment Operations            0.33         0.82         1.48        (1.07)
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income               (0.13)       (0.08)       (0.07)          --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                     $7.50        $7.30        $6.56        $5.15
================================================================================
  TOTAL RETURN(3)                  4.52%       12.57%       29.19%      (17.20)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                         0.95%        0.95%        0.95%     0.95%(4)
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets                 1.56%        1.83%        1.53%     1.42%(4)
--------------------------
Portfolio Turnover Rate              76%          75%          71%       72%(5)
--------------------------
Net Assets, End of Period
(in thousands)                   $27,857      $25,218      $14,370       $1,533
--------------------------------------------------------------------------------

(1) May 1, 2002 (commencement of sale) through December 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
20

VP Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                   CLASS III
--------------------------------------------------------------------------------
                                  2005         2004         2003        2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period               $7.32        $6.57        $5.16        $5.63
--------------------------------------------------------------------------------
Income From
Investment Operations
--------------------------
  Net Investment
  Income (Loss)(2)                 0.13         0.15         0.11         0.04
--------------------------
  Net Realized and
  Unrealized Gain (Loss)           0.20         0.70         1.37        (0.51)
--------------------------------------------------------------------------------
  Total From
  Investment Operations            0.33         0.85         1.48        (0.47)
--------------------------------------------------------------------------------
Distributions
--------------------------
  From Net
  Investment Income               (0.14)       (0.10)       (0.07)          --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                     $7.51        $7.32        $6.57        $5.16
================================================================================
  TOTAL RETURN(3)                  4.63%       12.99%       29.35%       (8.35)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                         0.70%        0.70%        0.70%     0.70%(4)
--------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets                 1.81%        2.08%        1.75%     1.63%(4)
--------------------------
Portfolio Turnover Rate              76%          75%          71%       72%(5)
--------------------------
Net Assets, End of Period
(in thousands)                    $5,601       $3,683       $1,669        $376
--------------------------------------------------------------------------------

(1) June 26, 2002 (commencement of sale) through December 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders, American Century Variable Portfolios,
Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund (the "Fund"), one of the
mutual funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Income & Growth Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2006

------
22

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACGIM, ACIM, ACIS, and ACS. The directors serve in this capacity for six registered investment companies in the American Century family of funds.
All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, Ph.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

                                                                    (continued)

------
23

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS, ACIS, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
24

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS; Director, ACC, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS; Assistant
Treasurer, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS, ACIM
and ACGIM (March 2005 to present); Vice President, ACS (February 2000 to present); Assistant General Counsel, ACS (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS (April 1998 to present); Also serves as: Vice President, ACIM, ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
25

Share Class Information

Three classes of shares are authorized for sale by the fund: Class I, Class II, and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
26

Additional Information

INDEX DEFINITION

The following index is used to illustrate investment market, sector, or style performance or to serve as a fund performance comparison. It is not an investment product available for purchase.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
27

Notes

------
28

[inside back cover - blank]

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0602                     (c)2006 American Century Proprietary Holdings, Inc.
SH-ANN-47663             All rights reserved.

American Century
Variable Portfolios
ANNUAL REPORT

[photo of man and woman]

                               DECEMBER 31, 2005

VP International Fund

[american century investments logo and text logo]

VP INTERNATIONAL

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

VP International - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
                               -----------------------------------
                                     AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                         SINCE      INCEPTION
                      1 YEAR    5 YEARS    10 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
CLASS I               13.25%    -1.78%       7.22%       6.74%        5/1/94
--------------------------------------------------------------------------------
MSCI EAFE INDEX       13.54%     4.55%       5.84%       5.93%(1)       --
--------------------------------------------------------------------------------
MSCI EAFE
GROWTH INDEX          13.27%     1.92%       3.33%       3.70%(1)       --
--------------------------------------------------------------------------------
Class II              13.11%      --          --         3.89%        8/15/01
--------------------------------------------------------------------------------
Class III             13.10%      --          --         7.75%        5/2/02
--------------------------------------------------------------------------------
Class IV              12.97%      --          --        16.19%        5/3/04
--------------------------------------------------------------------------------

(1) Since 4/30/94, the date nearest Class I's inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------
2

VP International - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1995

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended December 31
------------------------------------------------------------------------------------------------------------
                  1996     1997     1998     1999      2000      2001      2002     2003     2004     2005
------------------------------------------------------------------------------------------------------------
Class I          14.41%   18.63%   18.76%   64.04%   -16.83%   -29.17%   -20.37%   24.51%   14.92%   13.25%
------------------------------------------------------------------------------------------------------------
MSCI EAFE Index   6.05%    1.78%   20.00%   26.96%   -14.17%   -21.44%   -15.94%   38.59%   20.25%   13.54%
------------------------------------------------------------------------------------------------------------
MSCI EAFE
Growth Index      3.46%    2.10%   22.21%   29.46%   -24.52%   -24.58%   -16.02%   31.99%   16.13%   13.27%
------------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

VP International - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE VP INTERNATIONAL INVESTMENT TEAM: KEITH CREVELING AND
MICHAEL PERELSTEIN.

VP International gained 13.25%* during the 12 months ended December 31, 2005, while its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index,
returned 13.54%.

Many of the world's equity markets advanced during the period, demonstrating resilience in the face of surging prices for oil and other commodities, a terrorist attack in London, destructive hurricanes and eight interest-rate increases by the U.S. Federal Reserve.

In this environment, our investments in a wide variety of companies boosted total return during the fiscal year, with the portfolio benefiting from banks, construction companies, retailers and some of the world's largest oil companies.
The gains came despite the movement of the dollar during the period, which reduced our return. Relative to the EAFE Index, VP International's consumer discretionary sector contributed most to relative performance, while consumer staples detracted most.

FINANCIALS, INDUSTRIALS BOOST RETURN

All of the sectors in which we were invested advanced, with financial holdings, the portfolio's heaviest sector stake on average, posting the largest contribution to absolute return. France's Societe Generale and the National Bank of Greece were among the largest contributors. Societe Generale benefited from increased earnings in its corporate and investment banking division, while the
National Bank of Greece reported during the period that net income rose 62% to
$396.4 million during the first half of 2005 versus the same period a year earlier on strong demand for loans.

Holdings in the insurance and consumer finance industries also benefited the portfolio, with French insurance company Axa and Japan's ORIX Corp., a global financial services company, among the securities making the largest contributions to the sector's return. The portfolio's financial holdings also outperformed the index.

VP International's industrials sector made the second-largest contribution to return,

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Total SA                                    2.6%                  2.9%
--------------------------------------------------------------------------------
GlaxoSmithKline plc                         2.6%                  2.7%
--------------------------------------------------------------------------------
BP plc                                      2.5%                  2.8%
--------------------------------------------------------------------------------
Yamada Denki Co. Ltd.                       1.8%                  1.0%
--------------------------------------------------------------------------------
AstraZeneca plc                             1.8%                  1.6%
--------------------------------------------------------------------------------
National Bank
of Greece SA                                1.8%                  1.3%
--------------------------------------------------------------------------------
ORIX Corporation                            1.6%                  1.1%
--------------------------------------------------------------------------------
Roche Holding AG                            1.6%                  1.2%
--------------------------------------------------------------------------------
BHP Billiton Limited                        1.6%                  1.4%
--------------------------------------------------------------------------------
Axa SA                                      1.6%                  1.0%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
 are for Class I shares.                                             (continued)

------
4

VP International - Portfolio Commentary

and outperformed the EAFE Index. Two companies in the construction and engineering industry led the advance--Grupo Ferrovial SA, one of Spain's largest construction companies, and Vinci SA, a French construction company.

MIXED RESULTS FROM CONSUMERS

VP International's holdings in the consumer discretionary sector outperformed the EAFE Index, making the largest contribution to our relative performance. The portfolio's overweight position in Japanese electronics retailer Yamada Denki led the sector's performance. Yamada Denki, which benefited from strong sales of flat-panel televisions, contributed more than any other security to relative performance, and also contributed most to absolute return.

The consumer discretionary sector, however, also included Next plc, which detracted significantly from the portfolio's relative and absolute performance.
One of the largest clothing retailers in the United Kingdom, Next declined partly because of a slump in consumer spending in the U.K. That slowdown also impacted U.K. supermarket giant Tesco, which was among the biggest detractors in consumer staples, the sector that hurt our relative performance most.

ENERGY ADVANCES, BEATS BENCHMARK

VP International's position in the energy sector also contributed to the portfolio's return, and outperformed the EAFE Index. Two of the portfolio's largest positions, France's Total and the United Kingdom's BP, both contributed to return during the period. The portfolio's relative performance also benefited from an overweight position in the energy equipment and services industry.

OUR COMMITMENT

We remain committed to looking for stocks of growing foreign companies. The investment strategy of this fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenue and/or cash flow.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Common Stocks                               99.0%                 95.0%
--------------------------------------------------------------------------------
Temporary
Cash Investments                             0.9%                  4.0%
--------------------------------------------------------------------------------
Other Assets
and Liabilities*                             0.1%                  1.0%
--------------------------------------------------------------------------------
*Includes collateral received for securities lending and other assets and liabilities.

INVESTMENTS BY COUNTRY
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Japan                                       23.5%                 15.7%
--------------------------------------------------------------------------------
France                                      15.4%                 14.3%
--------------------------------------------------------------------------------
United Kingdom                              15.2%                 24.2%
--------------------------------------------------------------------------------
Switzerland                                 10.0%                  7.0%
--------------------------------------------------------------------------------
Germany                                      5.0%                  5.3%
--------------------------------------------------------------------------------
Greece                                       3.9%                  2.3%
--------------------------------------------------------------------------------
Netherlands                                  3.8%                  2.5%
--------------------------------------------------------------------------------
Australia                                    3.5%                  5.3%
--------------------------------------------------------------------------------
Ireland                                      2.8%                  3.1%
--------------------------------------------------------------------------------
Italy                                        2.7%                  2.5%
--------------------------------------------------------------------------------
Spain                                        2.1%                  3.8%
--------------------------------------------------------------------------------
Other Countries                             11.1%                  9.0%
--------------------------------------------------------------------------------
Cash and equivalents(+)                      1.0%                  5.0%
--------------------------------------------------------------------------------
(+)Includes temporary cash investments, collateral received for securities lending, and other assets and liabilities.

------
5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(continued)

------
6

Shareholder Fee Example (Unaudited)
--------------------------------------------------------------------------------
                                                   EXPENSES PAID
                     BEGINNING        ENDING       DURING PERIOD*   ANNUALIZED
                   ACCOUNT VALUE   ACCOUNT VALUE      7/1/05 -        EXPENSE
                      7/1/05         12/31/05         12/31/05        RATIO*
--------------------------------------------------------------------------------
VP INTERNATIONAL SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Class I               $1,000        $1,146.20          $6.65           1.23%
--------------------------------------------------------------------------------
Class II              $1,000        $1,144.80          $7.46           1.38%
--------------------------------------------------------------------------------
Class III             $1,000        $1,146.20          $6.65           1.23%
--------------------------------------------------------------------------------
Class IV              $1,000        $1,144.80          $7.46           1.38%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Class I               $1,000        $1,019.00          $6.26           1.23%
--------------------------------------------------------------------------------
Class II              $1,000        $1,018.25          $7.02           1.38%
--------------------------------------------------------------------------------
Class III             $1,000        $1,019.00          $6.26           1.23%
--------------------------------------------------------------------------------
Class IV              $1,000        $1,018.25          $7.02           1.38%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

VP International - Schedule of Investments

DECEMBER 31, 2005

Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.0%

AUSTRALIA -- 3.5%
--------------------------------------------------------------------------------
     762,079   BHP Billiton Limited                              $  12,725,577
--------------------------------------------------------------------------------
   1,888,810   Macquarie Infrastructure
               Group(1)                                              4,935,536
--------------------------------------------------------------------------------
     253,280   National Australia Bank Ltd.                          6,023,404
--------------------------------------------------------------------------------
      84,530   Rio Tinto Ltd.                                        4,281,106
--------------------------------------------------------------------------------
                                                                    27,965,623
--------------------------------------------------------------------------------
AUSTRIA -- 1.1%
--------------------------------------------------------------------------------
     155,648   Erste Bank der
               Oesterreichischen
               Sparkassen AG                                         8,667,419
--------------------------------------------------------------------------------
BELGIUM -- 1.3%
--------------------------------------------------------------------------------
     111,650   KBC Groupe                                           10,393,075
--------------------------------------------------------------------------------
CANADA -- 0.9%
--------------------------------------------------------------------------------
     170,210   Rogers Communications Inc.
               Cl B(1)                                               7,201,558
--------------------------------------------------------------------------------
FRANCE -- 15.4%
--------------------------------------------------------------------------------
     146,920   Accor SA(1)                                           8,078,893
--------------------------------------------------------------------------------
     388,895   Axa SA(1)                                            12,547,142
--------------------------------------------------------------------------------
      92,330   Essilor International SA
               Cie Generale D'Optique                                7,452,703
--------------------------------------------------------------------------------
      34,700   Pernod-Ricard SA(1)                                   6,053,598
--------------------------------------------------------------------------------
      55,830   PPR(1)                                                6,287,283
--------------------------------------------------------------------------------
      96,280   Sanofi-Aventis(1)                                     8,432,462
--------------------------------------------------------------------------------
     107,550   Schneider Electric SA(1)                              9,591,362
--------------------------------------------------------------------------------
      96,300   Societe Generale                                     11,842,092
--------------------------------------------------------------------------------
      48,150   Technip SA                                            2,894,987
--------------------------------------------------------------------------------
      83,610   Total SA(1)                                          20,998,594
--------------------------------------------------------------------------------
     271,210   Veolia Environnement(1)(2)                           12,274,680
--------------------------------------------------------------------------------
     103,470   Vinci SA(1)                                           8,896,858
--------------------------------------------------------------------------------
     237,250   Vivendi Universal SA                                  7,429,895
--------------------------------------------------------------------------------
                                                                   122,780,549
--------------------------------------------------------------------------------
GERMANY -- 5.0%
--------------------------------------------------------------------------------
      48,790   Adidas-Salomon AG                                     9,239,265
--------------------------------------------------------------------------------
      83,590   BASF AG                                               6,401,951
--------------------------------------------------------------------------------
     119,750   Continental AG                                       10,626,924
--------------------------------------------------------------------------------
      80,601   Fresenius Medical Care AG(1)                          8,490,183
--------------------------------------------------------------------------------
     106,820   Hypo Real Estate Holding AG                           5,560,251
--------------------------------------------------------------------------------
                                                                    40,318,574
--------------------------------------------------------------------------------
GREECE -- 3.9%
--------------------------------------------------------------------------------
     257,500   Greek Organization of Football
               Prognostics SA                                        8,868,636
--------------------------------------------------------------------------------
     393,820   Hellenic Telecommunications
               Organization SA(2)                                    8,389,902
--------------------------------------------------------------------------------
     329,310   National Bank of Greece SA                           14,031,175
--------------------------------------------------------------------------------
                                                                    31,289,713
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------
INDIA -- 0.3%
--------------------------------------------------------------------------------
      62,770   Tata Consultancy
               Services Ltd.                                     $   2,374,992
--------------------------------------------------------------------------------
IRELAND -- 2.8%
--------------------------------------------------------------------------------
     422,010   Anglo Irish Bank Corp. plc                            6,403,205
--------------------------------------------------------------------------------
     424,730   Bank of Ireland                                       6,685,766
--------------------------------------------------------------------------------
     171,550   Ryanair Holdings plc ADR(1)(2)                        9,605,085
--------------------------------------------------------------------------------
                                                                    22,694,056
--------------------------------------------------------------------------------
ITALY -- 2.7%
--------------------------------------------------------------------------------
     426,350   Banco Popolare di Verona
               e Novara Scrl                                         8,623,726
--------------------------------------------------------------------------------
     254,980   ENI SpA                                               7,070,742
--------------------------------------------------------------------------------
      80,850   Luxottica Group SpA                                   2,050,637
--------------------------------------------------------------------------------
     238,070   Saipem SpA(1)                                         3,905,301
--------------------------------------------------------------------------------
                                                                    21,650,406
--------------------------------------------------------------------------------
JAPAN -- 23.5%
--------------------------------------------------------------------------------
      66,200   Advantest Corp.(1)                                    6,669,644
--------------------------------------------------------------------------------
     165,000   Astellas Pharma Inc.                                  6,431,386
--------------------------------------------------------------------------------
     904,000   Bank of Yokohama Ltd. (The)(1)                        7,391,942
--------------------------------------------------------------------------------
     250,300   Daikin Industries Ltd.(1)                             7,317,163
--------------------------------------------------------------------------------
       1,360   East Japan Railway Company                            9,345,931
--------------------------------------------------------------------------------
     191,900   Eisai Co. Ltd.(1)                                     8,049,019
--------------------------------------------------------------------------------
     145,400   Honda Motor Co., Ltd.                                 8,291,675
--------------------------------------------------------------------------------
     258,100   Hoya Corp.                                            9,272,923
--------------------------------------------------------------------------------
       1,290   KDDI Corp.                                            7,432,953
--------------------------------------------------------------------------------
      30,000   Keyence Corp.(1)                                      8,528,577
--------------------------------------------------------------------------------
     296,000   Komatsu Ltd.                                          4,893,411
--------------------------------------------------------------------------------
     617,000   Matsushita Electric
               Industrial Co., Ltd.                                 11,894,039
--------------------------------------------------------------------------------
         880   Mitsubishi Tokyo
               Financial Group, Inc.                                11,930,688
--------------------------------------------------------------------------------
      71,500   Murata Manufacturing Co. Ltd.                         4,580,265
--------------------------------------------------------------------------------
      94,000   NGK Insulators Ltd.(1)                                1,397,077
--------------------------------------------------------------------------------
      68,200   Nitto Denko Corp.                                     5,310,833
--------------------------------------------------------------------------------
      51,200   ORIX Corporation                                     13,036,987
--------------------------------------------------------------------------------
      47,600   Sega Sammy Holdings Inc.                              1,593,187
--------------------------------------------------------------------------------
     154,300   Shin-Etsu Chemical Co., Ltd.                          8,197,780
--------------------------------------------------------------------------------
     577,000   Sumitomo Heavy
               Industries Ltd.                                       4,840,317
--------------------------------------------------------------------------------
   2,121,000   Taisei Corp.                                          9,615,176
--------------------------------------------------------------------------------
   1,029,000   Toray Industries Inc.                                 8,387,900
--------------------------------------------------------------------------------
   1,469,000   Toshiba Corp.(1)                                      8,763,089
--------------------------------------------------------------------------------
     115,000   Yamada Denki Co. Ltd.                                14,382,917
--------------------------------------------------------------------------------
                                                                   187,554,879
--------------------------------------------------------------------------------
MEXICO -- 1.8%
--------------------------------------------------------------------------------
     358,850   America Movil SA
               de CV Series L ADR                                   10,499,952
--------------------------------------------------------------------------------
      67,860   Cemex SA de CV ADR                                    4,026,134
--------------------------------------------------------------------------------
                                                                    14,526,086
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
8

VP International - Schedule of Investments

DECEMBER 31, 2005

Shares                                                               Value
--------------------------------------------------------------------------------

MULTI-NATIONAL -- 1.0%
--------------------------------------------------------------------------------
     129,000   iShares MSCI EAFE
               Index Fund(1)                                     $   7,670,340
--------------------------------------------------------------------------------
NETHERLANDS -- 3.8%
--------------------------------------------------------------------------------
     334,010   Aegon N.V.                                            5,435,616
--------------------------------------------------------------------------------
     495,190   ASML Holding N.V.(1)(2)                               9,904,788
--------------------------------------------------------------------------------
     178,400   ING Groep N.V.                                        6,186,558
--------------------------------------------------------------------------------
     222,450   Royal Numico N.V.(1)(2)                               9,209,559
--------------------------------------------------------------------------------
                                                                    30,736,521
--------------------------------------------------------------------------------
NORWAY -- 1.7%
--------------------------------------------------------------------------------
      73,099   Aker Kvaerner ASA(2)                                  4,489,618
--------------------------------------------------------------------------------
     910,050   Telenor ASA                                           8,933,560
--------------------------------------------------------------------------------
                                                                    13,423,178
--------------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 0.8%
--------------------------------------------------------------------------------
  16,679,283   China Construction
               Bank Cl H(2)                                          5,808,261
--------------------------------------------------------------------------------
SOUTH KOREA -- 1.1%
--------------------------------------------------------------------------------
      13,550   Samsung Electronics                                   8,851,556
--------------------------------------------------------------------------------
SPAIN -- 2.1%
--------------------------------------------------------------------------------
     341,307   Cintra Concesiones
               de Infraestructuras
               de Transporte SA(1)                                   3,946,630
--------------------------------------------------------------------------------
     100,869   Grupo Ferrovial SA(1)                                 6,983,935
--------------------------------------------------------------------------------
     175,050   Inditex SA                                            5,707,821
--------------------------------------------------------------------------------
                                                                    16,638,386
--------------------------------------------------------------------------------
SWEDEN -- 1.1%
--------------------------------------------------------------------------------
     299,350   ForeningsSparbanken AB                                8,151,495
--------------------------------------------------------------------------------
SWITZERLAND -- 10.0%
--------------------------------------------------------------------------------
     908,480   ABB Ltd.(2)                                           8,810,466
--------------------------------------------------------------------------------
     234,140   Compagnie Financiere
               Richemont AG Cl A                                    10,186,969
--------------------------------------------------------------------------------
     156,780   Credit Suisse Group                                   7,989,854
--------------------------------------------------------------------------------
      96,420   Lonza Group AG                                        5,896,530
--------------------------------------------------------------------------------
      40,500   Nestle SA                                            12,106,565
--------------------------------------------------------------------------------
     236,570   Novartis AG                                          12,425,008
--------------------------------------------------------------------------------
      85,456   Roche Holding AG                                     12,824,575
--------------------------------------------------------------------------------
      15,910   Swiss Life Holding                                    2,876,555
--------------------------------------------------------------------------------
      74,756   UBS AG                                                7,113,391
--------------------------------------------------------------------------------
                                                                    80,229,913
--------------------------------------------------------------------------------

Shares/Principal Amount                                              Value
--------------------------------------------------------------------------------

UNITED KINGDOM -- 15.2%
--------------------------------------------------------------------------------
     295,040   AstraZeneca plc                                   $  14,356,710
--------------------------------------------------------------------------------
     938,440   BG Group plc                                          9,273,371
--------------------------------------------------------------------------------
   1,847,760   BP plc                                               19,673,303
--------------------------------------------------------------------------------
     513,280   British American Tobacco plc                         11,477,274
--------------------------------------------------------------------------------
     368,440   Diageo plc                                            5,339,219
--------------------------------------------------------------------------------
     821,950   GlaxoSmithKline plc                                  20,768,650
--------------------------------------------------------------------------------
     310,850   Man Group plc                                        10,212,341
--------------------------------------------------------------------------------
     241,002   Reckitt Benckiser plc                                 7,959,081
--------------------------------------------------------------------------------
     216,360   Reed Elsevier plc                                     2,031,939
--------------------------------------------------------------------------------
     452,260   Standard Chartered plc                               10,073,932
--------------------------------------------------------------------------------
     723,230   Tesco plc                                             4,123,833
--------------------------------------------------------------------------------
     639,690   Unilever plc                                          6,343,222
--------------------------------------------------------------------------------
                                                                   121,632,875
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $612,187,539)                                                790,559,455
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.9%

  $7,400,000   FHLB Discount Notes,
               3.40%, 1/3/06(3)
(Cost $7,398,602)                                                    7,400,000
--------------------------------------------------------------------------------

COLLATERAL RECEIVED
FOR SECURITIES LENDING(4) -- 14.4%

Repurchase Agreement, UBS AG,
(collateralized by various U.S.
Government Agency obligations
in a pooled account at the lending agent),
4.25%, dated 12/30/05, due 1/3/06
(Delivery value $114,898,019)
(Cost $114,843,787)                                                114,843,787
--------------------------------------------------------------------------------

TOTAL INVESTMENT
SECURITIES -- 114.3%
(Cost $734,429,928)                                                912,803,242
--------------------------------------------------------------------------------

OTHER ASSETS
AND LIABILITIES -- (14.3)%                                        (113,935,303)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                       $ 798,867,939
================================================================================

See Notes to Financial Statements.                                   (continued)

------
9

VP International - Schedule of Investments

DECEMBER 31, 2005

MARKET SECTOR DIVERSIFICATION
                                                         (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Financials                                                               23.4%
--------------------------------------------------------------------------------
Consumer Discretionary                                                   13.4%
--------------------------------------------------------------------------------
Health Care                                                              12.4%
--------------------------------------------------------------------------------
Industrials                                                              11.3%
--------------------------------------------------------------------------------
Energy                                                                    8.6%
--------------------------------------------------------------------------------
Consumer Staples                                                          7.8%
--------------------------------------------------------------------------------
Information Technology                                                    7.4%
--------------------------------------------------------------------------------
Materials                                                                 6.9%
--------------------------------------------------------------------------------
Telecommunication Services                                                5.3%
--------------------------------------------------------------------------------
Utilities                                                                 1.5%
--------------------------------------------------------------------------------
Diversified                                                               1.0%
--------------------------------------------------------------------------------
Cash and cash equivalents(+)                                              1.0%
--------------------------------------------------------------------------------

(+)Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

EAFE = Europe, Australasia, and Far East

FHLB = Federal Home Loan Bank

MSCI = Morgan Stanley Capital International

(1) Security, or a portion thereof, was on loan as of December 31, 2005.

(2) Non-income producing.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
10

Statement of Assets and Liabilities

DECEMBER 31, 2005
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $619,586,141) --
including $108,723,919 of securities on loan                      $797,959,455
----------------------------------------------------------------
Investments made with cash collateral received
for securities on loan, at value (cost of $114,843,787)            114,843,787
--------------------------------------------------------------------------------
Total investment securities, at value (cost of $734,429,928)       912,803,242
----------------------------------------------------------------
Foreign currency holdings, at value (cost of $972,180)                 972,244
----------------------------------------------------------------
Receivable for investments sold                                      1,923,750
----------------------------------------------------------------
Dividends and interest receivable                                    1,012,813
--------------------------------------------------------------------------------
                                                                   916,712,049
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received for securities on loan             114,843,787
----------------------------------------------------------------
Disbursements in excess of demand deposit cash                         381,257
----------------------------------------------------------------
Payable for investments purchased                                    1,778,718
----------------------------------------------------------------
Accrued management fees                                                812,476
----------------------------------------------------------------
Distribution fees payable                                               27,872
--------------------------------------------------------------------------------
                                                                   117,844,110
--------------------------------------------------------------------------------

NET ASSETS                                                        $798,867,939
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                           $780,806,554
----------------------------------------------------------------
Undistributed net investment income                                  5,209,817
----------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                 (165,513,177)
----------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                    178,364,745
--------------------------------------------------------------------------------
                                                                  $798,867,939
================================================================================

CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                        $558,012,931
----------------------------------------------------------------
Shares outstanding                                                  67,771,100
----------------------------------------------------------------
Net asset value per share                                                $8.23
--------------------------------------------------------------------------------

CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                        $123,336,825
----------------------------------------------------------------
Shares outstanding                                                  15,006,025
----------------------------------------------------------------
Net asset value per share                                                $8.22
--------------------------------------------------------------------------------

CLASS III, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                        $107,098,464
----------------------------------------------------------------
Shares outstanding                                                  13,006,538
----------------------------------------------------------------
Net asset value per share                                                $8.23
--------------------------------------------------------------------------------

CLASS IV, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $10,419,719
----------------------------------------------------------------
Shares outstanding                                                   1,267,054
----------------------------------------------------------------
Net asset value per share                                                $8.22
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
11

Statement of Operations

YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
----------------------------------------------------------------
Dividends (net of foreign taxes withheld of $1,256,196)           $ 16,328,530
----------------------------------------------------------------
Securities lending income                                              578,592
----------------------------------------------------------------
Interest                                                               546,935
--------------------------------------------------------------------------------
                                                                    17,454,057
--------------------------------------------------------------------------------

EXPENSES:
----------------------------------------------------------------
Management fees                                                      8,880,815
----------------------------------------------------------------
Distribution fees:
----------------------------------------------------------------
   Class II                                                            246,996
----------------------------------------------------------------
   Class IV                                                             21,762
----------------------------------------------------------------
Directors' fees and expenses                                            12,645
----------------------------------------------------------------
Other expenses                                                           5,832
--------------------------------------------------------------------------------
                                                                     9,168,050
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                         8,286,007
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
----------------------------------------------------------------
Investment transactions                                             65,889,602
----------------------------------------------------------------
Foreign currency transactions                                        1,984,462
--------------------------------------------------------------------------------
                                                                    67,874,064
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
----------------------------------------------------------------
Investments                                                         90,952,562
----------------------------------------------------------------
Translation of assets and liabilities in foreign currencies        (73,083,393)
--------------------------------------------------------------------------------
                                                                    17,869,169
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                             85,743,233
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ 94,029,240
================================================================================

See Notes to Financial Statements.

------
12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                     2005            2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                      $  8,286,007    $  3,778,308
------------------------------------------------
Net realized gain (loss)                            67,874,064      56,028,511
------------------------------------------------
Change in net unrealized
appreciation (depreciation)                         17,869,169      34,511,128
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           94,029,240      94,317,947
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
------------------------------------------------
   Class I                                          (6,233,902)     (2,808,477)
------------------------------------------------
   Class II                                           (885,427)       (206,183)
------------------------------------------------
   Class III                                        (1,114,017)       (507,997)
------------------------------------------------
   Class IV                                            (73,373)             --
--------------------------------------------------------------------------------
Decrease in net assets from distributions           (8,306,719)     (3,522,657)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                     (9,260,193)     (8,892,676)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS               76,462,328      81,902,614

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                722,405,611     640,502,997
--------------------------------------------------------------------------------
End of period                                     $798,867,939    $722,405,611
================================================================================

Undistributed net investment income                 $5,209,817      $4,177,630
================================================================================

See Notes to Financial Statements.

------
13

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek capital growth. The fund pursues its investment objective by investing primarily in stocks of growing foreign companies that management believes will increase in value over time. The fund will invest primarily in securities of issuers located in developed markets. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II, Class III and Class IV. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of Class IV shares commenced on May 3, 2004.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country.
The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest

(continued)

------
14

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2005, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $164,129,068, which may be used to offset future taxable gains. Capital loss carryovers of $43,390,901,
$120,156,271 and $581,896 expire in 2009, 2010 and 2011, respectively.

The fund has elected to treat $72,761 of net foreign currency losses incurred in the two-month period ended December 31, 2005, as having been incurred in the following fiscal year for federal income tax purposes.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that

(continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

may be made against the fund. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACGIM (the investment advisor), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the
1940 Act (including counsel fees) and extraordinary expenses, will be paid by
ACGIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                                                CLASS I & III    CLASS II & IV
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $250 million                                  1.50%            1.40%
--------------------------------------------------------------------------------
Next $250 million                                   1.20%            1.10%
--------------------------------------------------------------------------------
Over $500 million                                   1.10%            1.00%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the fund for the year ended December 31, 2005 was 1.23%, 1.13%, 1.23%, and 1.13% for Class I, Class
II, Class III and Class IV, respectively.

ACGIM has entered into a Subadvisory Agreement with ACIM (the investment subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund's investments objectives, policies and restrictions under the supervision of ACGIM and the
Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan for Class II and a separate Master Distribution Plan for Class IV
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that Class II and Class IV will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plans during the year ended December 31, 2005, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's investment subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century
Services, LLC.

The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

(continued)

------
16

Notes to Financial Statements

DECEMBER 31, 2005

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
December 31, 2005, were as follows:

--------------------------------------------------------------------------------
Purchases                                                       $691,764,110
--------------------------------------------------------------------------------
Proceeds from sales                                             $698,100,972
--------------------------------------------------------------------------------

As of December 31, 2005, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                 $744,069,591
================================================================================
Gross tax appreciation of investments                           $169,295,925
------------------------------------------------------------
Gross tax depreciation of investments                               (562,274)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)
of investments                                                  $168,733,651
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in passive foreign investments companies.

4. CAPITAL SHARE TRANSACTIONS

--------------------------------------------------------------------------------
                                                  SHARES           AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                              300,000,000
================================================================================
Sold                                            10,761,399    $  79,879,718
--------------------------------------------
Issued in reinvestment of distributions            832,297        6,233,902
--------------------------------------------
Redeemed                                       (16,969,722)    (125,983,455)
--------------------------------------------------------------------------------
Net increase (decrease)                         (5,376,026)   $ (39,869,835)
================================================================================
YEAR ENDED DECEMBER 31, 2004
SHARES AUTHORIZED                              300,000,000
================================================================================
Sold                                            12,710,007    $  83,853,061
--------------------------------------------
Issued in reinvestment of distributions            419,176        2,808,477
--------------------------------------------
Redeemed                                       (19,755,697)    (130,404,844)
--------------------------------------------------------------------------------
Net increase (decrease)                         (6,626,514)   $ (43,743,306)
================================================================================

CLASS II
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                               50,000,000
================================================================================
Sold                                             4,247,196      $31,358,782
--------------------------------------------
Issued in reinvestment of distributions            118,214          885,427
--------------------------------------------
Redeemed                                          (497,195)      (3,697,624)
--------------------------------------------------------------------------------
Net increase (decrease)                          3,868,215      $28,546,585
================================================================================
YEAR ENDED DECEMBER 31, 2004
SHARES AUTHORIZED                               50,000,000
================================================================================
Sold                                             6,289,131     $ 41,603,464
--------------------------------------------
Issued in reinvestment of distributions             30,820          206,183
--------------------------------------------
Redeemed                                        (2,125,494)     (14,115,645)
--------------------------------------------------------------------------------
Net increase (decrease)                          4,194,457     $ 27,694,002
================================================================================

(continued)

------
17

Notes to Financial Statements

DECEMBER 31, 2005

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)
--------------------------------------------------------------------------------
                                                  SHARES           AMOUNT
--------------------------------------------------------------------------------
CLASS III
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                               50,000,000
================================================================================
Sold                                             1,995,829     $ 14,646,144
--------------------------------------------
Issued in reinvestment of distributions            148,734        1,114,017
--------------------------------------------
Redeemed                                        (2,238,828)     (16,660,315)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                            (94,265)    $   (900,154)
================================================================================
YEAR ENDED DECEMBER 31, 2004
SHARES AUTHORIZED                               50,000,000
================================================================================
Sold                                             2,815,957     $ 18,801,606
--------------------------------------------
Issued in reinvestment of distributions             75,820          507,997
--------------------------------------------
Redeemed                                        (2,722,794)     (17,762,000)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                            168,983     $  1,547,603
================================================================================

CLASS IV
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                               50,000,000
================================================================================
Sold                                               589,887      $ 4,304,574
--------------------------------------------
Issued in reinvestment of distributions              9,796           73,373
--------------------------------------------
Redeemed                                          (189,222)      (1,414,736)(3)
--------------------------------------------------------------------------------
Net increase (decrease)                            410,461      $ 2,963,211
================================================================================
PERIOD ENDED DECEMBER 31, 2004(4)
SHARES AUTHORIZED                               50,000,000
================================================================================
Sold                                               883,482       $5,790,617
--------------------------------------------
Redeemed                                           (26,889)        (181,592)(5)
--------------------------------------------------------------------------------
Net increase (decrease)                            856,593       $5,609,025
================================================================================

(1) Net of redemption fees of $12,860.

(2) Net of redemption fees of $67,941.

(3) Net of redemption fees of $400.

(4) May 3, 2004 (commencement of sale) through December 31, 2004.

(5) Net of redemption fees of $176.

5. SECURITIES LENDING

As of December 31, 2005, securities in the fund valued at $108,723,919 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $114,843,787. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

(continued)

------
18

Notes to Financial Statements

DECEMBER 31, 2005

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from $575,000,000 effective December 14, 2005. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2005.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $8,306,719 of qualified dividend income for the fiscal year ended December 31, 2005.

As of December 31, 2005, the fund designates $1,253,980 as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States.

------
19

VP International - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
--------------------------------------------------------------------------------
                                                 CLASS I
--------------------------------------------------------------------------------
                             2005       2004       2003       2002       2001
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $7.35      $6.43      $5.21      $6.59      $10.23
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(1)           0.09       0.04       0.04       0.05       0.02
-------------------------
  Net Realized and
  Unrealized Gain (Loss)     0.88       0.92       1.22      (1.38)     (2.82)
--------------------------------------------------------------------------------
  Total From
  Investment Operations      0.97       0.96       1.26      (1.33)     (2.80)
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income         (0.09)     (0.04)     (0.04)     (0.05)     (0.01)
-------------------------
  From Net
  Realized Gains              --         --         --         --       (0.83)
--------------------------------------------------------------------------------
  Total
  Distributions             (0.09)     (0.04)     (0.04)     (0.05)     (0.84)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $8.23      $7.35      $6.43      $5.21       $6.59
================================================================================
  TOTAL RETURN(2)           13.25%     14.92%     24.51%    (20.37)%   (29.17)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                   1.23%      1.27%      1.34%      1.31%      1.26%
-------------------------
Ratio of Net
Investment Income (Loss)
to Average Net Assets        1.15%      0.59%      0.67%      0.77%      0.33%
-------------------------
Portfolio
Turnover Rate                  97%       120%       185%       247%       210%
-------------------------
Net Assets,
End of Period
(in thousands)            $558,013   $537,982   $512,814   $449,026   $688,639
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net assets values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
20

VP International - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                               CLASS II
--------------------------------------------------------------------------------
                             2005      2004      2003      2002      2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $7.34     $6.42     $5.20     $6.59       $7.15
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(2)           0.07      0.02      0.01      0.03       (0.02)
-------------------------
  Net Realized and
  Unrealized Gain (Loss)     0.88      0.93      1.24     (1.38)      (0.54)
--------------------------------------------------------------------------------
  Total From
  Investment Operations      0.95      0.95      1.25     (1.35)       (0.56)
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income         (0.07)    (0.03)    (0.03)    (0.04)        --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $8.22     $7.34     $6.42     $5.20        $6.59
================================================================================
  TOTAL RETURN(3)           13.11%    14.77%    24.36%   (20.57)%      (7.83)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                   1.38%     1.42%      1.49%     1.47%      1.44%(4)
-------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets        1.00%     0.44%      0.52%     0.61%    (0.82)%(4)
-------------------------
Portfolio Turnover Rate        97%      120%       185%      247%       210%(5)
-------------------------
Net Assets,
End of Period
(in thousands)            $123,337   $81,773    $44,556   $16,711        $3,868
--------------------------------------------------------------------------------

(1) August 15, 2001 (commencement of sale) through December 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2001.

See Notes to Financial Statements.

------
21

VP International - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                 CLASS III
--------------------------------------------------------------------------------
                                2005         2004         2003        2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period            $7.36        $6.43        $5.21         $6.42
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(2)              0.09         0.04         0.04          0.01
-------------------------
  Net Realized and
  Unrealized Gain (Loss)        0.87         0.93         1.22         (1.22)
--------------------------------------------------------------------------------
  Total From
  Investment Operations         0.96         0.97         1.26         (1.21)
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income            (0.09)       (0.04)       (0.04)          --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                  $8.23        $7.36        $6.43         $5.21
================================================================================
  TOTAL RETURN(3)              13.10%       15.08%       24.51%       (18.85)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                      1.23%        1.27%        1.34%       1.33%(4)
-------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets              1.15%        0.59%        0.67%       0.22%(4)
-------------------------
Portfolio Turnover Rate           97%         120%         185%        247%(5)
-------------------------
Net Assets,
End of Period
(in thousands)               $107,098      $96,358      $83,133        $52,498
--------------------------------------------------------------------------------

(1) May 2, 2002 (commencement of sale) through December 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
22

VP International - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                               CLASS IV
--------------------------------------------------------------------------------
                                                         2005          2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $7.35          $6.47
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------
  Net Investment Income (Loss)(2)                         0.08           --(3)
----------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                 0.87           0.88
--------------------------------------------------------------------------------
  Total From Investment Operations                        0.95           0.88
--------------------------------------------------------------------------------
Distributions
----------------------------------------------------
  From Net Investment Income                             (0.08)           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $8.22          $7.35
================================================================================
  TOTAL RETURN(4)                                        12.97%         13.60%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets         1.38%       1.42%(5)
----------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                     1.00%     (0.01)%(5)
----------------------------------------------------
Portfolio Turnover Rate                                     97%        120%(6)
----------------------------------------------------
Net Assets, End of Period (in thousands)                $10,420         $6,294
--------------------------------------------------------------------------------

(1) May 3, 2004 (commencement of sale) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2004.

See Notes to Financial Statements.

------
23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund (the "Fund"), one of the
mutual funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
International Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2006

------
24

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACGIM, ACIM, ACIS, and ACS. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies,
Inc.
--------------------------------------------------------------------------------

(continued)

------
25

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS, ACIS, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

------
26

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS; Director, ACC, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS; Assistant
Treasurer, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS, ACIM
and ACGIM (March 2005 to present); Vice President, ACS (February 2000 to present); Assistant General Counsel, ACS (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS (April 1998 to present); Also serves as: Vice President, ACIM, ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
27

Share Class Information

Four classes of shares are authorized for sale by the fund: Class I, Class II,
Class III, and Class IV.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

CLASS IV shares are sold through insurance company separate accounts. Class IV shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class IV shares are purchased. Class IV shares also have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class IV shares is higher than the total expense ratio of the Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
28

Additional Information

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE(reg.tm) (Europe, Australasia, Far East) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE(reg.tm) GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far
East.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-9878. It is also available on
American Century's Web site at americancentury.com and on the Securities and
Exchange Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-345-9878.

------
29

Notes

------
30

Notes

------
31

Notes

------
32

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Global Investment Management, Inc.
New York, New York

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor

(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

0602
SH-ANN-47665

American Century
Variable Portfolios

ANNUAL REPORT

[photo of man and woman]

DECEMBER 31, 2005

VP Large Company Value Fund

[american century investments logo and text logo]

[blank page]

VP LARGE COMPANY VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

VP Large Company Value - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
                                               ----------------
                                                AVERAGE ANNUAL
                                                   RETURNS
--------------------------------------------------------------------------------
                                                    SINCE          INCEPTION
                                    1 YEAR        INCEPTION           DATE
--------------------------------------------------------------------------------
CLASS II(1)                          5.59%         12.31%           10/29/04
--------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(2)          7.05%         13.76%              --
--------------------------------------------------------------------------------
S&P 500 INDEX(2)                     4.91%         10.94%              --
--------------------------------------------------------------------------------
Class I(1)                           4.83%          6.66%            12/1/04
--------------------------------------------------------------------------------

(1) Returns would have been lower if management fees had not been reimbursed and waived during the year ended December 31, 2005.

(2) Data provided by Lipper Inc. - A Reuters Company. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                     (continued)

------
2

VP Large Company Value - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made October 29, 2004

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended December 31
--------------------------------------------------------------------------------
                                                           2004*      2005
--------------------------------------------------------------------------------
Class II                                                   8.52%      5.59%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                   8.57%      7.05%
--------------------------------------------------------------------------------
S&P 500 Index                                              7.59%      4.91%
--------------------------------------------------------------------------------

* From 10/29/04, Class II's inception date, to 12/31/04. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

VP Large Company Value - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE VP LARGE COMPANY VALUE INVESTMENT TEAM:
BRENDAN HEALY, CHUCK RITTER, AND MARK MALLON.

For the twelve months ended December 31, 2005, VP Large Company Value gained
4.83%*, trailing the 7.05% return of its benchmark, the Russell 1000 Value
Index, but better than the broad market, as measured by the 4.91% gain of the
S&P 500 Index.

EQUITIES DEMONSTRATE RESILIENCE

Equity investors faced numerous headwinds during the year, a period marked by persistent concern about the effects of soaring oil prices, destructive hurricanes and climbing interest rates on the economy and corporate profit growth. Ultimately, the equities market demonstrated resilience, and stocks recorded modest gains.

SUCCESS IN FINANCIALS

The financials sector, on average our largest single stake, made the most significant contribution to absolute performance during the fiscal year.
Insurance companies paced gains, producing a top contributor in Hartford
Financial Services.

In April, Hartford, one of the nation's largest financial services companies, recorded its most profitable quarter ever driven by strength in its property and casualty insurance segment. The next quarter, the firm reported a 96% increase in quarterly income in the same segment, a gain accomplished despite a difficult pricing environment and driven by higher income from its investment portfolio and lower spring-time catastrophe losses.

ENERGY LENDS STRENGTH

Our interest in the energy sector, a position devoted entirely to oil and gas firms, also augmented total return. Soaring oil prices, which reached new record highs, underpinned gains for companies across the industry, and each of our holdings advanced. Major, integrated energy firms ConocoPhillips, Exxon Mobil
Corp., Chevron Corp., and Royal Dutch Shell plc all ranked high among the contributors.

Still, many of the strongest performers in the sector did not meet our value criteria. Energy equipment and services

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        12/31/05               6/30/05
--------------------------------------------------------------------------------
Citigroup Inc.                            4.7%                  4.5%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                         4.3%                  4.2%
--------------------------------------------------------------------------------
Bank of America Corp.                     3.3%                  3.3%
--------------------------------------------------------------------------------
Freddie Mac                               3.2%                  3.4%
--------------------------------------------------------------------------------
Royal Dutch Shell
plc Cl A ADR                              2.7%                  2.8%
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                   2.5%                  2.2%
--------------------------------------------------------------------------------
Chevron Corp.                             2.2%                  1.9%
--------------------------------------------------------------------------------
ConocoPhillips                            2.2%                  1.8%
--------------------------------------------------------------------------------
Wells Fargo & Co.                         2.1%                  2.1%
--------------------------------------------------------------------------------
Time Warner Inc.                          1.7%                  1.6%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary
  are for Class I shares.                                           (continued)

------
4

VP Large Company Value - Portfolio Commentary

companies recorded powerful gains, but were too richly valued by our standards to merit inclusion in the portfolio. Consequently, our smaller exposure to the energy sector as a whole contributed to our overall underperformance versus our benchmark.

ADDITIONAL SOURCES OF STRENGTH

Consumer staples stocks provided a lift for the portfolio, led by food and tobacco conglomerate Altria Group. Drug-store chain CVS Corp. also fared well after consistently reporting sales and earnings growth driven by its acquisition of Eckerd drugstores. We sold the position as that price strength caused the stock to exceed our valuation criteria.

Elsewhere, investments in the information technology sector produced the portfolio's top stock. During the period, Hewlett-Packard announced four consecutive quarters of increased revenues, and news that the company had emerged as the global leader in the server business further supported the stock's climb.

SOME CHALLENGES

Despite those successes, we encountered difficulty in the consumer discretionary area, the top sector-level detractor. During the year, we owned and sold both GM and Toyota Motor, and each had a different impact on performance. As GM's structural challenges intensified, this once-compelling opportunity became a detractor as negative sentiment hurt the stock price. We eliminated the position and avoided further losses. Conversely, Toyota's stock climbed in line with its earnings. We sold into that strength and captured performance, a factor that helped us offset the downdraft from GM.

Elsewhere, another holding that disappointed was Lear Corporation, a leading automotive interior-systems supplier. On March 1, the company lowered its earnings forecast, and then, on April 22, reported a steep drop in first-quarter profit, citing diminished production for light trucks and SUVs and higher raw-materials costs. The stock fell sharply following each announcement.

Finally, mortgage lender Freddie Mac also weighed on results. For much of the period, the stock struggled amid proposed legislation for increased regulation of government-sponsored enterprises, or GSEs. We continue to have confidence in this firm's long-term prospects and have maintained our position.

TOP FIVE INDUSTRIES
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        12/31/05               6/30/05
--------------------------------------------------------------------------------
Oil, Gas &
Consumable Fuels                         11.9%                 10.7%
--------------------------------------------------------------------------------
Commercial Banks                          9.7%                  9.8%
--------------------------------------------------------------------------------
Diversified
Financial Services                        7.2%                  6.6%
--------------------------------------------------------------------------------
Pharmaceuticals                           6.3%                  4.2%
--------------------------------------------------------------------------------
Insurance                                 6.0%                  6.0%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        12/31/05               6/30/05
--------------------------------------------------------------------------------
Common Stocks                            96.2%                 96.4%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          4.9%                   --
--------------------------------------------------------------------------------
Other Assets
and Liabilities                         (1.1)%                  3.6%
--------------------------------------------------------------------------------

------
5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                    (continued)

------
6

Shareholder Fee Example (Unaudited)

----------------------------------------------------------------------------------------------------------
                                                                             EXPENSES PAID
                                                BEGINNING        ENDING     DURING PERIOD(1)  ANNUALIZED
                                              ACCOUNT VALUE  ACCOUNT VALUE     7/1/05 -        EXPENSE
                                                  7/1/05        12/31/05        12/31/05       RATIO(1)
----------------------------------------------------------------------------------------------------------
VP LARGE COMPANY VALUE SHAREHOLDER FEE EXAMPLE
----------------------------------------------------------------------------------------------------------
ACTUAL
----------------------------------------------------------------------------------------------------------
Class I (after reimbursement and waiver)(2)       $1,000        $1,051.10        $0.10          0.02%
----------------------------------------------------------------------------------------------------------
Class I (before reimbursement and waiver)         $1,000      $1,051.10(3)       $4.76          0.92%
----------------------------------------------------------------------------------------------------------
Class II (after reimbursement and waiver)(2)      $1,000        $1,059.70        $1.40          0.27%
----------------------------------------------------------------------------------------------------------
Class II (before reimbursement and waiver)        $1,000      $1,059.70(3)       $5.55          1.07%
----------------------------------------------------------------------------------------------------------
HYPOTHETICAL
----------------------------------------------------------------------------------------------------------
Class I (after reimbursement and waiver)(2)       $1,000        $1,025.10        $0.10          0.02%
----------------------------------------------------------------------------------------------------------
Class I (before reimbursement and waiver)         $1,000        $1,020.57        $4.69          0.92%
----------------------------------------------------------------------------------------------------------
Class II (after reimbursement and waiver)(2)      $1,000        $1,023.84        $1.38          0.27%
----------------------------------------------------------------------------------------------------------
Class II (before reimbursement and waiver)        $1,000        $1,019.81        $5.45          1.07%
----------------------------------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended December 31, 2005, the class received a reimbursement and waiver of its management fees.

(3) Ending account value assumes the return earned after waiver and reimbursement. The return would have been lower had fees not been waived and reimbursed and would have resulted in a lower ending account value.

------
7

VP Large Company Value - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.2%

AEROSPACE & DEFENSE -- 0.7%
--------------------------------------------------------------------------------
              240   Northrop Grumman Corp.                           $   14,426
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 0.3%
--------------------------------------------------------------------------------
              250   Lear Corporation                                      7,115
--------------------------------------------------------------------------------

BEVERAGES -- 2.1%
--------------------------------------------------------------------------------
              440   Coca-Cola Company (The)                              17,736
--------------------------------------------------------------------------------
              160   Molson Coors Brewing Co.                             10,718
--------------------------------------------------------------------------------
              560   Pepsi Bottling Group Inc.                            16,022
--------------------------------------------------------------------------------
                                                                         44,476
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 3.8%
--------------------------------------------------------------------------------
              590   Bank of New York Co., Inc. (The)                     18,792
--------------------------------------------------------------------------------
              440   Merrill Lynch & Co., Inc.                            29,801
--------------------------------------------------------------------------------
              530   Morgan Stanley                                       30,072
--------------------------------------------------------------------------------
                                                                         78,665
--------------------------------------------------------------------------------

CHEMICALS -- 1.9%
--------------------------------------------------------------------------------
              400   du Pont (E.I.) de Nemours & Co.                      17,000
--------------------------------------------------------------------------------
              370   PPG Industries, Inc.                                 21,423
--------------------------------------------------------------------------------
                                                                         38,423
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 9.7%
--------------------------------------------------------------------------------
            1,470   Bank of America Corp.                                67,840
--------------------------------------------------------------------------------
              280   National City Corp.                                   9,400
--------------------------------------------------------------------------------
              250   PNC Financial Services Group                         15,458
--------------------------------------------------------------------------------
              970   U.S. Bancorp                                         28,993
--------------------------------------------------------------------------------
              630   Wachovia Corp.                                       33,302
--------------------------------------------------------------------------------
              700   Wells Fargo & Co.                                    43,980
--------------------------------------------------------------------------------
                                                                        198,973
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 1.3%
--------------------------------------------------------------------------------
              370   R.R. Donnelley & Sons Company                        12,658
--------------------------------------------------------------------------------
              480   Waste Management, Inc.                               14,568
--------------------------------------------------------------------------------
                                                                         27,226
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 0.2%
--------------------------------------------------------------------------------
              470   Avaya Inc.(1)                                         5,015
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 3.0%
--------------------------------------------------------------------------------
            1,210   Hewlett-Packard Co.                                  34,642
--------------------------------------------------------------------------------
              330   International Business
                    Machines Corp.                                       27,126
--------------------------------------------------------------------------------
                                                                         61,768
--------------------------------------------------------------------------------

DIVERSIFIED -- 1.5%
--------------------------------------------------------------------------------
              240   Standard and Poor's 500
                    Depositary Receipt                                   29,863
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 7.2%
--------------------------------------------------------------------------------
            1,990   Citigroup Inc.                                   $   96,574
--------------------------------------------------------------------------------
            1,270   J.P. Morgan Chase & Co.                              50,406
--------------------------------------------------------------------------------
                                                                        146,980
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION
SERVICES -- 3.8%
--------------------------------------------------------------------------------
            1,330   AT&T Inc.                                            32,572
--------------------------------------------------------------------------------
              840   BellSouth Corp.                                      22,764
--------------------------------------------------------------------------------
              740   Verizon Communications                               22,289
--------------------------------------------------------------------------------
                                                                         77,625
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 2.7%
--------------------------------------------------------------------------------
              600   Exelon Corporation                                   31,884
--------------------------------------------------------------------------------
              820   PPL Corporation                                      24,108
--------------------------------------------------------------------------------
                                                                         55,992
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 1.7%
--------------------------------------------------------------------------------
              990   Kroger Co. (The)(1)                                  18,691
--------------------------------------------------------------------------------
              330   Wal-Mart Stores, Inc.                                15,444
--------------------------------------------------------------------------------
                                                                         34,135
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 2.3%
--------------------------------------------------------------------------------
              460   H.J. Heinz Company                                   15,511
--------------------------------------------------------------------------------
              650   Sara Lee Corp.                                       12,285
--------------------------------------------------------------------------------
              270   Unilever N.V. New York Shares                        18,536
--------------------------------------------------------------------------------
                                                                         46,332
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 0.5%
--------------------------------------------------------------------------------
              210   HCA Inc.                                             10,605
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 1.2%
--------------------------------------------------------------------------------
              720   McDonald's Corporation                               24,278
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.7%
--------------------------------------------------------------------------------
              570   Newell Rubbermaid Inc.                               13,555
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 2.3%
--------------------------------------------------------------------------------
              710   General Electric Co.                                 24,886
--------------------------------------------------------------------------------
              790   Tyco International Ltd.                              22,799
--------------------------------------------------------------------------------
                                                                         47,685
--------------------------------------------------------------------------------

INSURANCE -- 6.0%
--------------------------------------------------------------------------------
              480   Allstate Corp.                                       25,954
--------------------------------------------------------------------------------
              420   American International
                    Group, Inc.                                          28,656
--------------------------------------------------------------------------------
              290   Hartford Financial Services
                    Group Inc. (The)                                     24,908
--------------------------------------------------------------------------------
              170   Loews Corp.                                          16,125
--------------------------------------------------------------------------------
              350   Marsh & McLennan
                    Companies, Inc.                                      11,116
--------------------------------------------------------------------------------
              280   Torchmark Corp.                                      15,568
--------------------------------------------------------------------------------
                                                                        122,327
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
8

VP Large Company Value - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                  Value
--------------------------------------------------------------------------------

IT SERVICES -- 1.2%
--------------------------------------------------------------------------------
              200   Computer Sciences Corp.(1)                       $   10,128
--------------------------------------------------------------------------------
              330   Fiserv, Inc.(1)                                      14,279
--------------------------------------------------------------------------------
                                                                         24,407
--------------------------------------------------------------------------------

MACHINERY -- 3.0%
--------------------------------------------------------------------------------
              220   Deere & Co.                                          14,984
--------------------------------------------------------------------------------
              350   Dover Corp.                                          14,172
--------------------------------------------------------------------------------
              460   Ingersoll-Rand Company Cl A                          18,570
--------------------------------------------------------------------------------
              210   Parker-Hannifin Corp.                                13,852
--------------------------------------------------------------------------------
                                                                         61,578
--------------------------------------------------------------------------------

MEDIA -- 3.4%
--------------------------------------------------------------------------------
              370   Gannett Co., Inc.                                    22,411
--------------------------------------------------------------------------------
            2,000   Time Warner Inc.                                     34,880
--------------------------------------------------------------------------------
              420   Viacom, Inc. Cl B                                    13,692
--------------------------------------------------------------------------------
                                                                         70,983
--------------------------------------------------------------------------------

METALS & MINING -- 1.3%
--------------------------------------------------------------------------------
              630   Alcoa Inc.                                           18,630
--------------------------------------------------------------------------------
              120   Nucor Corp.                                           8,006
--------------------------------------------------------------------------------
                                                                         26,636
--------------------------------------------------------------------------------

MULTI-UTILITIES -- 0.6%
--------------------------------------------------------------------------------
              590   NiSource Inc.                                        12,307
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 0.6%
--------------------------------------------------------------------------------
              670   Dollar General Corp.                                 12,777
--------------------------------------------------------------------------------

OFFICE ELECTRONICS -- 0.7%
--------------------------------------------------------------------------------
            1,040   Xerox Corp.(1)                                       15,236
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 11.9%
--------------------------------------------------------------------------------
               60   Anadarko Petroleum Corp.                              5,685
--------------------------------------------------------------------------------
              800   Chevron Corp.                                        45,416
--------------------------------------------------------------------------------
              760   ConocoPhillips                                       44,217
--------------------------------------------------------------------------------
               90   Devon Energy Corporation                              5,629
--------------------------------------------------------------------------------
            1,560    Exxon Mobil Corp.                                   87,624
--------------------------------------------------------------------------------
              900    Royal Dutch Shell plc Cl A ADR                      55,341
--------------------------------------------------------------------------------
                                                                        243,912
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS -- 1.3%
--------------------------------------------------------------------------------
              420   Weyerhaeuser Co.                                     27,863
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
              180    Avon Products, Inc.                                  5,139
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 6.3%
--------------------------------------------------------------------------------
              680   Abbott Laboratories                                  26,812
--------------------------------------------------------------------------------
              220   Bristol-Myers Squibb Co.                              5,056
--------------------------------------------------------------------------------
              440   Johnson & Johnson                                    26,444
--------------------------------------------------------------------------------
              380   Merck & Co., Inc.                                    12,088
--------------------------------------------------------------------------------
            1,430   Pfizer Inc.                                          33,348
--------------------------------------------------------------------------------
              560   Wyeth                                                25,799
--------------------------------------------------------------------------------
                                                                        129,547
--------------------------------------------------------------------------------

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------

ROAD & RAIL -- 0.2%
--------------------------------------------------------------------------------
               90   Norfolk Southern Corp.                           $    4,035
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 0.8%
--------------------------------------------------------------------------------
              660   Intel Corp.                                          16,474
--------------------------------------------------------------------------------

SOFTWARE -- 2.3%
--------------------------------------------------------------------------------
            1,320   Microsoft Corporation                                34,518
--------------------------------------------------------------------------------
            1,000   Oracle Corp.(1)                                      12,210
--------------------------------------------------------------------------------
                                                                         46,728
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 0.6%
--------------------------------------------------------------------------------
              650   Gap, Inc. (The)                                      11,466
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 1.3%
--------------------------------------------------------------------------------
              370   Liz Claiborne, Inc.                                  13,253
--------------------------------------------------------------------------------
              240   VF Corp.                                             13,282
--------------------------------------------------------------------------------
                                                                         26,535
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 5.2%
--------------------------------------------------------------------------------
            1,010   Freddie Mac                                          66,004
--------------------------------------------------------------------------------
              160   MGIC Investment Corp.                                10,531
--------------------------------------------------------------------------------
              670   Washington Mutual, Inc.                              29,145
--------------------------------------------------------------------------------
                                                                        105,680
--------------------------------------------------------------------------------

TOBACCO -- 1.5%
--------------------------------------------------------------------------------
              400   Altria Group Inc.                                    29,888
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 0.8%
--------------------------------------------------------------------------------
              710   Sprint Nextel Corp.                                  16,586
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $1,870,345)                                                     1,973,241
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 4.9%

         $100,000  FHLB Discount Notes,
                   3.40%, 1/3/06(2)
(Cost $99,981)                                                         100,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 101.1%
(Cost $1,970,326)                                                    2,073,241
--------------------------------------------------------------------------------
OTHER ASSETS AND
LIABILITIES -- (1.1)%                                                  (22,915)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $2,050,326
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
(1) Non-income producing.
(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
9

Statement of Assets and Liabilities

DECEMBER 31, 2005

ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $1,970,326)                 $2,073,241
--------------------------------------------------------
Cash                                                                     22,604
--------------------------------------------------------
Receivable for investments sold                                           3,000
--------------------------------------------------------
Dividends and interest receivable                                         2,359
--------------------------------------------------------------------------------
                                                                      2,101,204
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                        50,756
--------------------------------------------------------
Distribution fees payable                                                   122
--------------------------------------------------------------------------------
                                                                         50,878
--------------------------------------------------------------------------------

NET ASSETS                                                           $2,050,326
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                              $1,948,807
--------------------------------------------------------
Undistributed net investment income                                         587
--------------------------------------------------------
Accumulated net realized loss on investment transactions                 (1,983)
--------------------------------------------------------
Net unrealized appreciation on investments                              102,915
--------------------------------------------------------------------------------
                                                                     $2,050,326
================================================================================
CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $1,537,653
--------------------------------------------------------
Shares outstanding                                                      141,661
--------------------------------------------------------
Net asset value per share                                                $10.85
--------------------------------------------------------------------------------
CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                             $512,673
--------------------------------------------------------
Shares outstanding                                                       46,717
--------------------------------------------------------
Net asset value per share                                                $10.97
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
10

Statement of Operations

YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------
Dividends                                                             $  45,893
--------------------------------------------------------
Interest                                                                  1,557
--------------------------------------------------------------------------------
                                                                         47,450
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------
Management fees                                                          16,188
--------------------------------------------------------
Distribution fees -- Class II                                             2,313
--------------------------------------------------------
Trustees' fees and expenses                                                  43
--------------------------------------------------------
Other expenses                                                              568
--------------------------------------------------------------------------------
                                                                         19,112
--------------------------------------------------------------------------------
Amount reimbursed and waived                                            (16,188)
--------------------------------------------------------------------------------
                                                                          2,924
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                             44,526
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                      32,489
--------------------------------------------------------
Change in net unrealized appreciation (depreciation)
on investments                                                           23,380
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                  55,869
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                              $100,395
================================================================================

See Notes to Financial Statements.

------
11

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                           2005        2004(1)
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                            $   44,526   $    4,480
--------------------------------------------
Net realized gain (loss)                                    32,489        3,321
--------------------------------------------
Change in net unrealized
appreciation (depreciation)                                 23,380       79,535
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                  100,395       87,336
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
--------------------------------------------
  Class I                                                  (33,929)        (159)
--------------------------------------------
  Class II                                                 (10,010)      (6,071)
--------------------------------------------
From net realized gains:
--------------------------------------------
  Class I                                                  (24,953)          --
--------------------------------------------
  Class II                                                 (11,090)          --
--------------------------------------------------------------------------------
Decrease in net assets from distributions                  (79,982)      (6,230)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                            544,882    1,403,925
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                      565,295    1,485,031
================================================================================
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                      1,485,031           --
--------------------------------------------------------------------------------

End of period                                           $2,050,326   $1,485,031
================================================================================

Undistributed net investment income                           $587           --
================================================================================

(1) October 29, 2004 (fund inception) through December 31, 2004.

See Notes to Financial Statements.

------
12

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Large Company Value Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is long-term capital growth. The production of income is a secondary objective. The fund pursues its objective through investing in common stocks of companies believed to be undervalued at the time of purchase. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. The fund incepted on October 29, 2004 with the commencement of sale of Class II. Sale of
Class I commenced on December 1, 2004.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

EXCHANGE TRADED FUNDS -- The fund may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which increase their cost.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

                                                                    (continued)

------
13

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for each class of the fund is as follows:

                                                     CLASS I      CLASS II
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $1 billion                                      0.90%         0.80%
--------------------------------------------------------------------------------
Next $4 billion                                       0.80%         0.70%
--------------------------------------------------------------------------------
Over $5 billion                                       0.70%         0.60%
--------------------------------------------------------------------------------

For the year ended December 31, 2005, the annual management fee before reimbursement and waiver for the fund was 0.90% and 0.80% for Class I and Class
II, respectively.

During the year ended December 31, 2005, the investment advisor voluntarily agreed to reimburse and waive $16,188 of its management fee (see Note 6). The annual effective management fee after reimbursement and waiver was 0.00% for both classes.

                                                                    (continued)

------
14

Notes to Financial Statements

DECEMBER 31, 2005

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2005, are detailed in the Statement of
Operations.

OTHER EXPENSES -- A portion of other expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the annualized ratio of operating expenses to average net assets was 0.04%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2005, were $1,170,463 and $667,127, respectively.

As of December 31, 2005, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                                     $1,980,399
================================================================================
Gross tax appreciation of investments                                 $134,624
----------------------------------------------------
Gross tax depreciation of investments                                  (41,782)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                    $ 92,842
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                                    (continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2005

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                                          SHARES       AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                      200,000,000
================================================================================
Sold                                                       138,484   $1,508,895
------------------------------------------
Issued in reinvestment of distributions                      5,342       58,882
------------------------------------------
Redeemed                                                   (39,196)    (427,493)
--------------------------------------------------------------------------------
Net increase (decrease)                                    104,630   $1,140,284
================================================================================
PERIOD ENDED DECEMBER 31, 2004(1)
SHARES AUTHORIZED                                      200,000,000
================================================================================
Sold                                                        37,100     $398,394
------------------------------------------
Issued in reinvestment of distributions                         15          159
------------------------------------------
Redeemed                                                       (84)        (902)
--------------------------------------------------------------------------------
Net increase (decrease)                                     37,031     $397,651
================================================================================
CLASS II
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                      100,000,000
================================================================================
Sold                                                        63,353   $  685,917
------------------------------------------
Issued in reinvestment of distributions                      1,903       21,100
------------------------------------------
Redeemed                                                  (119,119)  (1,302,419)
--------------------------------------------------------------------------------
Net increase (decrease)                                    (53,863)  $ (595,402)
================================================================================
PERIOD ENDED DECEMBER 31, 2004(2)
SHARES AUTHORIZED                                      100,000,000
================================================================================
Sold                                                       100,009   $1,000,203
------------------------------------------
Issued in reinvestment of distributions                        571        6,071
--------------------------------------------------------------------------------
Net increase (decrease)                                    100,580   $1,006,274
================================================================================

(1) December 1, 2004 (commencement of sale) through December 31, 2004.

(2) October 29, 2004 (fund inception) through December 31, 2004.

                                                                    (continued)

------
16

Notes to Financial Statements

DECEMBER 31, 2005

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from $575,000,000 effective December 14, 2005. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2005.

6. MANAGEMENT AGREEMENT APPROVAL

The Board of Directors approved its original management agreement between the investment advisor and the corporation at a meeting held on December 31, 2002.
In order for the management agreement to continue in effect beyond its initial term, it should have been evaluated and approved for renewal prior to December
31, 2004. However, the agreement inadvertently was not renewed by the Board of
Directors in time and, as a result, a new management agreement is required.

The investment advisor continues to provide to the fund investment advisory services of the same nature as it has historically provided. The investment advisor has reimbursed the fund for all management fees received from January 1,
2005 through December 19, 2005, and has agreed to waive receipt of such fees pending the approval of the management agreement.

At a meeting held on December 13, 2005, the Board of Directors considered the matter and approved a new management agreement for the fund (the "Agreement").
The terms of the Agreement are substantially the same as the terms of the original management agreement. The Agreement also must be approved by a majority of the fund's outstanding voting securities. If approved by a majority of the fund's outstanding voting securities, the Agreement will become effective immediately upon such approval. A special meeting of shareholders of the fund is expected to be held on March 3, 2006 to approve the Agreement.

7. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $46,056 of qualified dividend income for the fiscal year ended December 31, 2005.

For corporate taxpayers, $42,846 of the ordinary income distributions paid during the fiscal year ended December 31, 2005, qualify for the corporate dividends received deduction.

------
17

VP Large Company Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                                  CLASS I
--------------------------------------------------------------------------------
                                                              2005     2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $10.79    $10.61
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------
  Net Investment Income(2)                                     0.27      0.01
-----------------------------------------------------
  Net Realized and Unrealized Gain                             0.25      0.23
--------------------------------------------------------------------------------
  Total From Investment Operations                             0.52      0.24
--------------------------------------------------------------------------------
Distributions
-----------------------------------------------------
  From Net Investment Income                                  (0.25)    (0.06)
-----------------------------------------------------
  From Net Realized Gains                                     (0.21)       --
--------------------------------------------------------------------------------
  Total Distributions                                         (0.46)    (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                               $10.85    $10.79
================================================================================
  TOTAL RETURN(3)                                              4.83%     2.29%
================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets           0.04%(4)  0.90%(5)
-----------------------------------------------------
Ratio of Net Investment Income to Average Net Assets        2.45%(4)  0.64%(5)
-----------------------------------------------------
Portfolio Turnover Rate                                          37%     3%(6)
-----------------------------------------------------
Net Assets, End of Period (in thousands)                     $1,538       $400
--------------------------------------------------------------------------------

(1) December 1, 2004 (commencement of sale) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) During the year ended December 31, 2005, the investment advisor voluntarily agreed to reimburse and waive its management fees. Had the fees not been reimbursed and waived the ratio of operating expenses to average net assets and the ratio of net investment income to average net assets would have been 0.94% and 1.55%, respectively.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period October 29, 2004 (fund inception) through
    December 31, 2004.

See Notes to Financial Statements.

------
18

VP Large Company Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                                CLASS II
--------------------------------------------------------------------------------
                                                           2005        2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $10.79       $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income(2)                                  0.24         0.04
-----------------------------------------
  Net Realized and Unrealized Gain                          0.37         0.81
--------------------------------------------------------------------------------
  Total From Investment Operations                          0.61         0.85
--------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                               (0.22)       (0.06)
-----------------------------------------
  From Net Realized Gains                                  (0.21)          --
--------------------------------------------------------------------------------
  Total Distributions                                      (0.43)       (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $10.97       $10.79
================================================================================
  TOTAL RETURN(3)                                           5.59%        8.52%
================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                    0.29%(4)     1.05%(5)
-----------------------------------------
Ratio of Net Investment Income
to Average Net Assets                                    2.20%(4)     2.44%(5)
-----------------------------------------
Portfolio Turnover Rate                                       37%           3%
-----------------------------------------
Net Assets, End of Period (in thousands)                     $513       $1,085
--------------------------------------------------------------------------------

(1) October 29, 2004 (fund inception) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) During the year ended December 31, 2005, the investment advisor voluntarily agreed to reimburse and waive its management fees. Had the fees not been reimbursed and waived the ratio of operating expenses to average net assets and the ratio of net investment income to average net assets would have been 1.09% and 1.40%, respectively.

(5) Annualized.

See Notes to Financial Statements.

------
19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund (the "Fund"), one of
the mutual funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for the periods presented, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Large Company Value Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2006

------
20

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACGIM, ACIM, ACIS, and ACS. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

                                                                    (continued)

------
21

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR,(1) 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III,(1) 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS, ACIS, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
22

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS; Director, ACC, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS; Assistant
Treasurer, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS, ACIM
and ACGIM (March 2005 to present); Vice President, ACS (February 2000 to present); Assistant General Counsel, ACS (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS (April 1998 to present); Also serves as: Vice President, ACIM, ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
23

Approval of Management Agreement for VP Large Company Value

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors (the "Directors") each year. At
American Century, this process is referred to as the "15(c) Process". As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services the advisor performs on behalf of the fund.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning the fund and the services provided to the fund under the management agreement. The information included, but was not limited to:

*    the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

*    reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

*    data comparing the cost of owning the fund to the cost of owning similar funds;

*    data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

*    financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

*    data comparing services provided and charges to other investment management clients of the advisor.

The fund's board of directors met to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee.

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor and the
15(c) Providers and evaluated such information for each fund managed by the advisor. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the
Directors' decision was based on the following factors.

                                                                     (continued)

------
24

Approval of Management Agreement for VP Large Company Value

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including, but not limited to:

*    fund construction and design

*    portfolio security selection

*    initial capitalization/funding

*    securities trading

*    custody of fund assets

*    daily valuation of the fund's portfolio

*    shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

*    legal services

*    regulatory and portfolio compliance

*    financial reporting

*    marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objective and approved strategies. In providing these services, the advisor utilizes teams of investment professionals
(portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and a peer group of funds managed similarly to the fund. If performance concerns are identified, the
Directors discuss with the advisor the reasons for such results (e.g., market conditions, stock selection) and any efforts being undertaken to improve performance. Annually, the Directors review detailed performance information, as provided by the 15(c) Providers, comparing the fund's performance with that of similar funds not managed by the advisor. The fund's performance was below the median performance of its peer group during the one year period and above the median performance of its peer group during the three year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at its regular quarterly meetings, including

                                                                     (continued)

------
25

Approval of Management Agreement for VP Large Company Value

the annual meeting concerning contract review. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally considered the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors reviewed reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict overall, and particularly on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the breakpoint fees of competitive funds not managed by the advisor over a range of asset sizes. The Directors believe the advisor is appropriately sharing any economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the

                                                                     (continued)

------
26

Approval of Management Agreement for VP Large Company Value

unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other fund groups may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the increased costs of operating the funds and the risk of administrative inefficiencies. Part of the
Directors' analysis of fee levels involves comparing the fund's unified fee to the total expense ratio of other funds in a group of similar funds that was compiled by a 15(c) Provider independent of the advisor (the "Peer Group"). The unified fee charged to shareholders of the fund is slightly above the median of the total expense ratios of its Peer Group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and in any event are added to the assets of the funds within the fund complex that use substantially the same investment management team to determine whether the fund has reached breakpoints in its fee schedule.

                                                                     (continued)

------
27

Approval of Management Agreement for VP Large Company Value

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
28

Share Class Information

Two classes of shares are authorized for sale by the fund: Class I and Class II.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
29

Additional Information

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000(reg.tm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
30

Notes

------
31

Notes

------
32

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo,
American Century and American Century
Investments are service marks                        American Century Investment
of American Century Proprietary Holdings, Inc.       Services, Inc., Distributor

0602                         (c)2006 American Century Proprietary Holdings, Inc.
SH-ANN-47670                                                All rights reserved.

[front cover]

American Century Variable Portfolios
ANNUAL REPORT

[photo of man and woman]

DECEMBER 31, 2005

VP Mid Cap Value Fund

[american century investments logo and text logo]

VP MID CAP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

VP Mid Cap Value - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
                                                 --------------
                                                 AVERAGE ANNUAL
                                                    RETURNS
--------------------------------------------------------------------------------
                                                     SINCE          INCEPTION
                                   1 YEAR          INCEPTION          DATE
--------------------------------------------------------------------------------
CLASS II                            9.31%           19.19%           10/29/04
--------------------------------------------------------------------------------
RUSSELL MIDCAP VALUE INDEX(1)      12.65%           21.01%              --
--------------------------------------------------------------------------------
Class I                             9.56%           12.89%            12/1/04
--------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. -- A Reuters Company. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
2

VP Mid Cap Value - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made October 29, 2004

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended December 31
--------------------------------------------------------------------------------
                                                             2004*      2005
--------------------------------------------------------------------------------
Class II                                                    12.39%      9.31%
--------------------------------------------------------------------------------
Russell Midcap Value Index                                  10.90%     12.65%
--------------------------------------------------------------------------------

* From 10/29/04, Class II's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

VP Mid Cap Value - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE VP MID CAP VALUE INVESTMENT TEAM: MICHAEL LISS, PHIL
DAVIDSON AND SCOTT MOORE.

VP Mid Cap Value gained 9.56%* for the year ended December 31, 2005, trailing its benchmark, the Russell Midcap Value Index, which was up 12.65%.

MARKET ENVIRONMENT

For the most part, 2005 presented common stock investors with a sideways stock market and a list of challenges--eight interest rate increases by the Federal
Reserve, record energy prices, and the effects of one of the worst natural catastrophes in the nation's history. Against these backdrops, the Dow Jones
Industrial Average, the S&P 500 Index and the Nasdaq Composite all provided single-digit returns for the year. Mid-cap stocks led the market, as evidenced by the Russell Midcap Index's 12.10% gain.

INDUSTRIALS LEAD THE PORTFOLIO

Industrial stocks proved to be VP Mid Cap Value's largest contributors to absolute performance, led by Republic Services Inc., one of the country's leading solid waste management firms. Despite higher fuel costs, the company posted strong results during the period. In addition, Republic Services continued to return more cash to shareholders by announcing a 17% increase in its second-quarter dividend and continuing a strong share buyback program.
Elsewhere in the sector, Honeywell International Inc., the world's largest maker of airplane cockpit controls, benefited from demand for aerospace equipment from
Boeing Co. and Airbus SAS. Meanwhile, Union Pacific Corp., the biggest U.S.
railroad by sales, raised profit and operating margins for the second and third quarters after more than a year of declines linked to delays and congestion.

SUCCESS IN ENERGY

Energy companies represented another bright spot. Our investments were topped by
Unocal Corp and Burlington Resources Inc. Unocal, which reported record second-quarter earnings, received takeover proposals from Chevron Corp. and
CNOOC Ltd., an affiliate of China National Offshore Oil Co. The company was purchased by Chevron in August.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
International Flavors
& Fragrances Inc.                           3.8%                  2.6%
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                        2.8%                  2.0%
--------------------------------------------------------------------------------
International
Speedway Corp.                              2.7%                   --
--------------------------------------------------------------------------------
Northeast Utilities                         2.7%                   --
--------------------------------------------------------------------------------
Education Realty
Trust, Inc.                                 2.2%                  0.6%
--------------------------------------------------------------------------------
Equitable Resources Inc.                    2.2%                  1.1%
--------------------------------------------------------------------------------
Bemis Co., Inc.                             2.2%                  3.6%
--------------------------------------------------------------------------------
Kraft Foods Inc. Cl A                       2.0%                  1.9%
--------------------------------------------------------------------------------
XCEL Energy Inc.                            1.9%                   --
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                        1.9%                  1.7%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
 are for Class I shares.                                            (continued)

------
4

VP Mid Cap Value - Portfolio Commentary

Houston-based Burlington Resources, which holds a leading position in North
American natural gas reserves and production, rewarded investors with strong operating results, diligent cost containment and an 18% increase in its second quarter dividend.

CONSUMER DISCRETIONARY, STAPLES STOCKS DETRACT

On the down side, consumer discretionary businesses dampened our absolute results the most, with three of our largest detractors coming from the sector.
Cooper Tire & Rubber Co. was the portfolio's largest detractor. The company had a difficult year, slowed by declining sales, higher operating costs and raw material shortages. We continue to hold the position. In media, New York Times
Co. ended the year with a declining profit outlook as national advertisers continued to shift to other media such as cable television and the Internet. The company announced layoffs in September. In apparel, Kellwood Co., a marketer of women's and men's sportswear, continued to be plagued by weakness in women's sportswear. We sold our holdings in both companies.

Companies involved in consumer staples also diminished our results. Much of the shortfall could be traced to Kraft Foods, Inc. Kraft's earnings growth was slowed by higher commodity prices (energy/packaging, sugar, coffee and nuts), as well as increased marketing spending to strengthen its brands. We believe the issues affecting Kraft are manageable and have maintained our investment.

LOOKING AHEAD

We will continue to adhere to our discipline of seeking well-managed companies that appear to be temporarily undervalued for reasons unrelated to their fundamental or financial health.

TOP FIVE INDUSTRIES AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Food Products                               7.9%                  6.7%
--------------------------------------------------------------------------------
Chemicals                                   6.8%                  5.5%
--------------------------------------------------------------------------------
Commercial Banks                            5.9%                  3.5%
--------------------------------------------------------------------------------
Electric Utilities                          5.8%                  1.3%
--------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                                   5.7%                  3.1%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN THE PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Common Stocks                               98.5%                 94.6%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                  3.4%                  8.4%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                            (1.9)%                (3.0)%
--------------------------------------------------------------------------------

------
5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(continued)

------
6

Shareholder Fee Example (Unaudited)

-----------------------------------------------------------------------------------
                                                        EXPENSES PAID
                          BEGINNING        ENDING       DURING PERIOD*   ANNUALIZED
                        ACCOUNT VALUE   ACCOUNT VALUE      7/1/05 -       EXPENSE
                           7/1/05         12/31/05         12/31/05        RATIO*
-----------------------------------------------------------------------------------
VP MID CAP VALUE SHAREHOLDER FEE EXAMPLE
-----------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------
Class I                     $1,000        $1,060.60          $5.19           1.00%
-----------------------------------------------------------------------------------
Class II                    $1,000        $1,059.20          $5.97           1.15%
-----------------------------------------------------------------------------------
HYPOTHETICAL
-----------------------------------------------------------------------------------
Class I                     $1,000        $1,020.16          $5.09           1.00%
-----------------------------------------------------------------------------------
Class II                    $1,000        $1,019.41          $5.85           1.15%
-----------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

VP Mid Cap Value - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.5%

AEROSPACE & DEFENSE -- 1.2%
--------------------------------------------------------------------------------
      2,351    Honeywell International Inc.                          $   87,575
--------------------------------------------------------------------------------
      1,088    K & F Industries Holdings Inc.(1)                         16,712
--------------------------------------------------------------------------------
                                                                        104,287
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 1.0%
--------------------------------------------------------------------------------
      6,020    Cooper Tire & Rubber Co.                                  92,226
--------------------------------------------------------------------------------

AUTOMOBILES -- 0.1%
--------------------------------------------------------------------------------
        409    Winnebago Industries                                      13,612
--------------------------------------------------------------------------------

BEVERAGES -- 3.2%
--------------------------------------------------------------------------------
      2,153    Anheuser-Busch Companies, Inc.                            92,493
--------------------------------------------------------------------------------
      7,204    Coca-Cola Enterprises Inc.                               138,101
--------------------------------------------------------------------------------
      1,666    Pepsi Bottling Group Inc.                                 47,664
--------------------------------------------------------------------------------
                                                                        278,258
--------------------------------------------------------------------------------

BUILDING PRODUCTS -- 1.3%
--------------------------------------------------------------------------------
      3,757    Masco Corp.                                              113,424
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 0.2%
--------------------------------------------------------------------------------
        345    Edwards (A.G.), Inc.                                      16,167
--------------------------------------------------------------------------------

CHEMICALS -- 6.8%
--------------------------------------------------------------------------------
      1,337    du Pont (E.I.) de Nemours & Co.                           56,822
--------------------------------------------------------------------------------
        445    Ecolab Inc.                                               16,140
--------------------------------------------------------------------------------
      1,802    Ferro Corp.                                               33,806
--------------------------------------------------------------------------------
      9,911    International Flavors
               & Fragrances Inc.                                        332,018
--------------------------------------------------------------------------------
      2,530    Minerals Technologies Inc.                               141,401
--------------------------------------------------------------------------------
        943    Nalco Holding Co.(1)                                      16,701
--------------------------------------------------------------------------------
                                                                        596,888
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 5.9%
--------------------------------------------------------------------------------
      2,732    BancorpSouth Inc.                                         60,295
--------------------------------------------------------------------------------
      4,175    Fifth Third Bancorp                                      157,481
--------------------------------------------------------------------------------
      1,165    Marshall & Ilsley Corp.                                   50,142
--------------------------------------------------------------------------------
      3,381    SunTrust Banks, Inc.                                     246,001
--------------------------------------------------------------------------------
                                                                        513,919
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 4.4%
--------------------------------------------------------------------------------
      3,447    Aramark Corp. Cl B                                        95,758
--------------------------------------------------------------------------------
        287    Avery Dennison Corp.                                      15,862
--------------------------------------------------------------------------------
      2,988    Republic Services, Inc. Cl A                             112,199
--------------------------------------------------------------------------------
      1,759    Waste Connections, Inc.(1)                                60,615
--------------------------------------------------------------------------------
      3,293    Waste Management, Inc.                                    99,943
--------------------------------------------------------------------------------
                                                                        384,377
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 1.2%
--------------------------------------------------------------------------------
      2,882    Diebold, Inc.                                            109,516
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING -- 2.2%
--------------------------------------------------------------------------------
      6,779    Bemis Co., Inc.                                          188,863
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

DIVERSIFIED -- 0.8%
--------------------------------------------------------------------------------
        918    iShares S&P MidCap 400
               Index Fund                                            $   67,748
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.8%
--------------------------------------------------------------------------------
      1,618    BellSouth Corp.                                           43,848
--------------------------------------------------------------------------------
      1,384    CenturyTel Inc.                                           45,893
--------------------------------------------------------------------------------
      2,751    Commonwealth Telephone
               Enterprises, Inc.                                         92,901
--------------------------------------------------------------------------------
      3,930    Iowa Telecommunications
               Services Inc.                                             60,876
--------------------------------------------------------------------------------
                                                                        243,518
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 5.8%
--------------------------------------------------------------------------------
      6,711    Empire District Electric Co.                             136,435
--------------------------------------------------------------------------------
      3,002    IDACORP, Inc.                                             87,959
--------------------------------------------------------------------------------
     11,913    Northeast Utilities                                      234,566
--------------------------------------------------------------------------------
      2,243    Westar Energy Inc.                                        48,225
--------------------------------------------------------------------------------
                                                                        507,185
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 1.4%
--------------------------------------------------------------------------------
        340    Emerson Electric Co.                                      25,398
--------------------------------------------------------------------------------
      2,399    Hubbell Inc. Cl A                                         99,127
--------------------------------------------------------------------------------
                                                                        124,525
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.9%
--------------------------------------------------------------------------------
      5,185    Littelfuse, Inc.(1)                                      141,291
--------------------------------------------------------------------------------
      1,610    Vishay Intertechnology, Inc.(1)                           22,154
--------------------------------------------------------------------------------
                                                                        163,445
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 0.1%
--------------------------------------------------------------------------------
        648    Basic Energy Services Inc.(1)                             12,928
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 7.9%
--------------------------------------------------------------------------------
      1,009    Campbell Soup Company                                     30,038
--------------------------------------------------------------------------------
      4,627    ConAgra Foods, Inc.                                       93,836
--------------------------------------------------------------------------------
      2,863    Diamond Foods Inc.                                        56,602
--------------------------------------------------------------------------------
      2,073    General Mills, Inc.                                      102,240
--------------------------------------------------------------------------------
      4,414    H.J. Heinz Company                                       148,840
--------------------------------------------------------------------------------
        764    Kellogg Co.                                               33,020
--------------------------------------------------------------------------------
      6,142    Kraft Foods Inc. Cl A                                    172,835
--------------------------------------------------------------------------------
        736    Unilever N.V. New York Shares                             50,526
--------------------------------------------------------------------------------
                                                                        687,937
--------------------------------------------------------------------------------

GAS UTILITIES -- 0.9%
--------------------------------------------------------------------------------
      2,607    WGL Holdings Inc.                                         78,366
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 3.0%
--------------------------------------------------------------------------------
      1,743    Beckman Coulter, Inc.                                     99,177
--------------------------------------------------------------------------------
      4,470    National Dentex Corp.(1)                                 100,754
--------------------------------------------------------------------------------
      3,072    Symmetry Medical Inc.(1)                                  59,566
--------------------------------------------------------------------------------
                                                                        259,497
--------------------------------------------------------------------------------

See Notes to Financial Statements.                     (continued)

------
8

VP Mid Cap Value - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                  Value
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 1.9%
--------------------------------------------------------------------------------
      1,979    Apria Healthcare Group Inc.(1)                        $   47,714
--------------------------------------------------------------------------------
      2,576    Universal Health
               Services, Inc. Cl B                                      120,402
--------------------------------------------------------------------------------
                                                                        168,116
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 5.7%
--------------------------------------------------------------------------------
      4,993    International Speedway Corp.                             239,165
--------------------------------------------------------------------------------
      2,463    Outback Steakhouse, Inc.                                 102,485
--------------------------------------------------------------------------------
      4,628    Speedway Motorsports Inc.                                160,453
--------------------------------------------------------------------------------
                                                                        502,103
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 1.0%
--------------------------------------------------------------------------------
      1,552    Hunter Douglas N.V. ORD                                   84,459
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 2.4%
--------------------------------------------------------------------------------
        830    Clorox Company                                            47,219
--------------------------------------------------------------------------------
      2,765    Kimberly-Clark Corp.                                     164,932
--------------------------------------------------------------------------------
                                                                        212,151
--------------------------------------------------------------------------------

INSURANCE -- 3.7%
--------------------------------------------------------------------------------
      1,149    Ambac Financial Group, Inc.                               88,542
--------------------------------------------------------------------------------
      3,382    Aspen Insurance Holdings Ltd.                             80,052
--------------------------------------------------------------------------------
      1,710    CNA Surety Corp.(1)                                       24,915
--------------------------------------------------------------------------------
      1,802    Horace Mann Educators Corp.                               34,166
--------------------------------------------------------------------------------
      3,078    Marsh & McLennan
               Companies, Inc.                                           97,757
--------------------------------------------------------------------------------
                                                                        325,432
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS -- 1.3%
--------------------------------------------------------------------------------
      2,525    Arctic Cat Inc.                                           50,652
--------------------------------------------------------------------------------
      2,952    Hasbro, Inc.                                              59,571
--------------------------------------------------------------------------------
                                                                        110,223
--------------------------------------------------------------------------------

MACHINERY -- 0.8%
--------------------------------------------------------------------------------
      2,156    Kaydon Corporation                                        69,294
--------------------------------------------------------------------------------

MEDIA -- 3.8%
--------------------------------------------------------------------------------
      2,744    ADVO, Inc.                                                77,326
--------------------------------------------------------------------------------
      1,608    McClatchy Co. Cl A                                        95,033
--------------------------------------------------------------------------------
      2,343    Valassis Communications, Inc.(1)                          68,111
--------------------------------------------------------------------------------
      5,666    Westwood One, Inc.                                        92,356
--------------------------------------------------------------------------------
                                                                        332,826
--------------------------------------------------------------------------------

METALS & MINING -- 1.2%
--------------------------------------------------------------------------------
      4,212    Compass Minerals
               International Inc.                                       103,362
--------------------------------------------------------------------------------

MULTI-UTILITIES -- 5.6%
--------------------------------------------------------------------------------
      1,769    Dominion Resources Inc.                                  136,567
--------------------------------------------------------------------------------
      2,984    Puget Energy Inc.                                         60,933
--------------------------------------------------------------------------------
      3,111    Wisconsin Energy Corp.                                   121,516
--------------------------------------------------------------------------------
      9,006    XCEL Energy Inc.                                         166,251
--------------------------------------------------------------------------------
                                                                        485,267
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 2.2%
--------------------------------------------------------------------------------
      3,112    Dollar General Corp.                                  $   59,346
--------------------------------------------------------------------------------
      5,344    Family Dollar Stores, Inc.                               132,478
--------------------------------------------------------------------------------
                                                                        191,824
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 4.0%
--------------------------------------------------------------------------------
      5,290    Equitable Resources Inc.                                 194,091
--------------------------------------------------------------------------------
      2,954    Murphy Oil Corp.                                         159,486
--------------------------------------------------------------------------------
                                                                        353,577
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS -- 1.1%
--------------------------------------------------------------------------------
      3,309    MeadWestvaco Corp.                                        92,751
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 0.9%
--------------------------------------------------------------------------------
      2,351    Estee Lauder
               Companies, Inc. Cl A                                      78,711
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 1.5%
--------------------------------------------------------------------------------
      1,514    Bristol-Myers Squibb Co.                                  34,792
--------------------------------------------------------------------------------
      2,216    Schering-Plough Corp.                                     46,204
--------------------------------------------------------------------------------
      1,522    Watson Pharmaceuticals, Inc.(1)                           49,480
--------------------------------------------------------------------------------
                                                                        130,476
--------------------------------------------------------------------------------

REAL ESTATE -- 2.6%
--------------------------------------------------------------------------------
     15,141    Education Realty Trust, Inc.                             195,168
--------------------------------------------------------------------------------
      1,118    Sun Communities, Inc.                                     35,105
--------------------------------------------------------------------------------
                                                                        230,273
--------------------------------------------------------------------------------

SOFTWARE -- 0.8%
--------------------------------------------------------------------------------
      1,706    Reynolds & Reynolds Co. Cl A                              47,887
--------------------------------------------------------------------------------
      1,178    Synopsys, Inc.(1)                                         23,631
--------------------------------------------------------------------------------
                                                                         71,518
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 3.0%
--------------------------------------------------------------------------------
      3,629    Foot Locker, Inc.                                         85,607
--------------------------------------------------------------------------------
      3,776    Gap, Inc. (The)                                           66,609
--------------------------------------------------------------------------------
      3,995    Maidenform Brands, Inc.(1)                                50,577
--------------------------------------------------------------------------------
      1,273    Sherwin-Williams Co.                                      57,820
--------------------------------------------------------------------------------
                                                                        260,613
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.6%
--------------------------------------------------------------------------------
      1,356    Liz Claiborne, Inc.                                       48,572
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 2.3%
--------------------------------------------------------------------------------
        699    Fannie Mae                                                34,118
--------------------------------------------------------------------------------
      1,391    Freddie Mac                                               90,902
--------------------------------------------------------------------------------
      1,192    MGIC Investment Corp.                                     78,457
--------------------------------------------------------------------------------
                                                                        203,477
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $8,441,281)                                                     8,611,711
--------------------------------------------------------------------------------

See Notes to Financial Statements.                    (continued)

------
9

VP Mid Cap Value - Schedule of Investments

DECEMBER 31, 2005

Principal Amount                                                        Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 3.4%

   $300,000     FHLB Discount Notes,
                3.40%, 1/3/06(2)

(Cost $299,943)                                                      $  300,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 101.9%
(Cost $8,741,224)                                                     8,911,711
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (1.9)%                                (170,703)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                           $8,741,008
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

Contracts to Sell        Settlement Date     Value     Unrealized Gain (Loss)
--------------------------------------------------------------------------------
19,961   Euro for USD        1/31/06        $23,661            $153
--------------------------------------------------------------------------------
22,873   Euro for USD        1/31/06         27,113             178
--------------------------------------------------------------------------------
38,989   Euro for USD        1/31/06         46,216             296
--------------------------------------------------------------------------------
                                            $96,990            $627
                                      ==========================================

(Value on Settlement Date $97,617)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future
 -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Non-income producing.
(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
10

Statement of Assets and Liabilities

DECEMBER 31, 2005
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $8,741,224)                 $8,911,711
--------------------------------------------------------------
Cash                                                                     87,855
--------------------------------------------------------------
Foreign currency holdings, at value (cost of $876)                          876
--------------------------------------------------------------
Receivable for investments sold                                          13,126
--------------------------------------------------------------
Receivable for forward foreign currency exchange contracts                  627
--------------------------------------------------------------
Dividends and interest receivable                                        13,830
--------------------------------------------------------------------------------
                                                                      9,028,025
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                       279,202
--------------------------------------------------------------
Accrued management fees                                                   6,565
--------------------------------------------------------------
Distribution fees payable                                                 1,250
--------------------------------------------------------------------------------
                                                                        287,017
--------------------------------------------------------------------------------

NET ASSETS                                                           $8,741,008
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                              $8,589,710
--------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                       (19,820)
--------------------------------------------------------------
Net unrealized appreciation on investments
and translation of assets and
liabilities in foreign currencies                                       171,118
--------------------------------------------------------------------------------
                                                                     $8,741,008
================================================================================

CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $2,492,501
--------------------------------------------------------------
Shares outstanding                                                      213,104
--------------------------------------------------------------
Net asset value per share                                                $11.70
--------------------------------------------------------------------------------

CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $6,248,507
--------------------------------------------------------------
Shares outstanding                                                      534,335
--------------------------------------------------------------
Net asset value per share                                                $11.69
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
11

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $115)                      $ 90,126
--------------------------------------------------------------------
Interest                                                                  4,369
--------------------------------------------------------------------------------
                                                                         94,495
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------------
Management fees                                                          33,177
--------------------------------------------------------------------
Distribution fees -- Class II                                             5,893
--------------------------------------------------------------------
Trustees' fees and expenses                                                  78
--------------------------------------------------------------------
Other expenses                                                              409
--------------------------------------------------------------------------------
                                                                         39,557
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                             54,938
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
--------------------------------------------------------------------
Investment transactions                                                 174,051
--------------------------------------------------------------------
Foreign currency transactions                                             4,545
--------------------------------------------------------------------------------
                                                                        178,596
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
--------------------------------------------------------------------
Investments                                                             125,613
--------------------------------------------------------------------
Translation of assets and liabilities in foreign currencies                 935
--------------------------------------------------------------------------------
                                                                        126,548
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                 305,144
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $360,082
================================================================================

See Notes to Financial Statements.

------
12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                            2005       2004(1)
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                             $   54,938    $    907
------------------------------------------------------
Net realized gain (loss)                                    178,596      20,260
------------------------------------------------------
Change in net unrealized appreciation (depreciation)        126,548      44,570
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                   360,082      65,737
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
------------------------------------------------------
  Class I                                                   (20,147)        (80)
------------------------------------------------------
  Class II                                                  (40,350)     (1,440)
------------------------------------------------------
From net realized gains:
------------------------------------------------------
  Class I                                                   (66,230)         --
------------------------------------------------------
  Class II                                                 (146,274)         --
--------------------------------------------------------------------------------
Decrease in net assets from distributions                  (273,001)     (1,520)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                           7,799,563     790,147
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                     7,886,644     854,364

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                         854,364          --
--------------------------------------------------------------------------------
End of period                                            $8,741,008    $854,364
================================================================================

Undistributed net investment income                             $--         $16
================================================================================

(1) October 29, 2004 (fund inception) through December 31, 2004.

See Notes to Financial Statements.

------
13

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth.
The production of income is a secondary objective. The fund pursues its objective by investing in stocks of mid-sized market capitalization companies that the investment advisor believes to be undervalued at the time of purchase.
The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. The fund incepted on October 29, 2004 with the commencement of Class II shares. Class I commenced on December 1, 2004.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable

(continued)

------
14

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2005

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears.

The effective annual management fee for each class of the fund for the year ended December 31, 2005 was 1.00% and 0.90% for Class I and Class II,
respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2005, are detailed in the Statement of
Operations.

OTHER EXPENSES -- A portion of other expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the annualized ratio of operating expenses to average net assets was 0.02%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC. As of December 31, 2005, ACIM
owned 7% of the outstanding shares of the fund.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
December 31, 2005, were as follows:

--------------------------------------------------------------------------------
Purchases                                                           $15,257,533
--------------------------------------------------------------------------------
Proceeds from sales                                                  $7,762,400
--------------------------------------------------------------------------------

As of December 31, 2005, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                      $8,855,972
================================================================================
Gross tax appreciation of investments                                $  241,457
----------------------------------------------------------------
Gross tax depreciation of investments                                  (185,718)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                   $   55,739
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

(continued)

------
16

Notes to Financial Statements

DECEMBER 31, 2005

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                          SHARES       AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                     100,000,000
================================================================================
Sold                                                      229,327    $2,654,643
----------------------------------------------
Issued in reinvestment of distributions                     7,398        86,377
----------------------------------------------
Redeemed                                                  (49,010)     (563,469)
--------------------------------------------------------------------------------
Net increase (decrease)                                   187,715    $2,177,551
================================================================================
PERIOD ENDED DECEMBER 31, 2004(1)
SHARES AUTHORIZED                                     100,000,000
================================================================================
Sold                                                       25,437      $281,153
----------------------------------------------
Issued in reinvestment of distributions                         7            80
----------------------------------------------
Redeemed                                                      (55)         (618)
--------------------------------------------------------------------------------
Net increase (decrease)                                    25,389      $280,615
================================================================================

CLASS II
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                     100,000,000
================================================================================
Sold                                                      473,345    $5,502,915
----------------------------------------------
Issued in reinvestment of distributions                    15,942       186,624
----------------------------------------------
Redeemed                                                   (5,808)      (67,527)
--------------------------------------------------------------------------------
Net increase (decrease)                                   483,479    $5,622,012
================================================================================
PERIOD ENDED DECEMBER 31, 2004(2)
SHARES AUTHORIZED                                     100,000,000
================================================================================
Sold                                                       50,725      $508,092
----------------------------------------------
Issued in reinvestment of distributions                       131         1,440
--------------------------------------------------------------------------------
Net increase (decrease)                                    50,856      $509,532
================================================================================

(1) December 1, 2004 (commencement of sale) through December 31, 2004.
(2) October 29, 2004 (fund inception) through December 31, 2004.

(continued)

------
17

Notes to Financial Statements

DECEMBER 31, 2005

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from $575,000,000 effective December 14, 2005. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2005.

6. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $78,882 of qualified dividend income for the fiscal year ended December 31, 2005.

For corporate taxpayers, $81,790 of the ordinary income distributions paid during the fiscal year ended December 31, 2005, qualify for the corporate dividends received deduction.

------
18

VP Mid Cap Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                               CLASS I
--------------------------------------------------------------------------------
                                                           2005       2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $11.21      $10.80
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------
  Net Investment Income (Loss)(2)                           0.20        --(3)
----------------------------------------------
  Net Realized and Unrealized Gain (Loss)                   0.86        0.44
--------------------------------------------------------------------------------
  Total From Investment Operations                          1.06        0.44
--------------------------------------------------------------------------------
Distributions
----------------------------------------------
  From Net Investment Income                               (0.10)      (0.03)
----------------------------------------------
  From Net Realized Gains                                  (0.47)        --
--------------------------------------------------------------------------------
  Total Distributions                                      (0.57)      (0.03)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $11.70      $11.21
================================================================================
  TOTAL RETURN(4)                                           9.56%       4.08%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                       1.02%    1.00%(5)
----------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                       1.64%    0.47%(5)
----------------------------------------------
Portfolio Turnover Rate                                      225%      46%(6)
----------------------------------------------
Net Assets, End of Period (in thousands)                   $2,493        $285
--------------------------------------------------------------------------------

(1) December 1, 2004 (commencement of sale) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period October 29, 2004 (fund inception) through
    December 31, 2004.

See Notes to Financial Statements.

------
19

VP Mid Cap Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                                 CLASS II
--------------------------------------------------------------------------------
                                                             2005       2004(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $11.21      $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------
  Net Investment Income (Loss)(2)                             0.16        0.02
-------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                     0.87        1.22
--------------------------------------------------------------------------------
  Total From Investment Operations                            1.03        1.24
--------------------------------------------------------------------------------
Distributions
-------------------------------------------------
  From Net Investment Income                                 (0.08)      (0.03)
-------------------------------------------------
  From Net Realized Gains                                    (0.47)        --
--------------------------------------------------------------------------------
  Total Distributions                                        (0.55)      (0.03)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $11.69      $11.21
================================================================================
  TOTAL RETURN(3)                                             9.31%      12.39%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                         1.17%    1.15%(4)
-------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                         1.49%    0.95%(4)
-------------------------------------------------
Portfolio Turnover Rate                                        225%         46%
-------------------------------------------------
Net Assets, End of Period (in thousands)                     $6,249        $570
--------------------------------------------------------------------------------

(1) October 29, 2004 (fund inception) through December 31, 2004.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
20

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund (the "Fund"), one of the
mutual funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for the periods presented, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Mid
Cap Value Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2006

------
21

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACGIM, ACIM, ACIS, and ACS. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
22

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS, ACIS, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

------
23

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS; Director, ACC, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS; Assistant
Treasurer, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS, ACIM
and ACGIM (March 2005 to present); Vice President, ACS (February 2000 to present); Assistant General Counsel, ACS (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS (April 1998 to present); Also serves as: Vice President, ACIM, ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
24

Approval of Management Agreement for VP Mid Cap Value

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors (the "Directors") each year. At
American Century, this process is referred to as the "15(c) Process". As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services the advisor performs on behalf of the fund.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning the fund and the services provided to the fund under the management agreement. The information included, but was not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning similar funds;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

The fund's board of directors met to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee.

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor and the
15(c) Providers and evaluated such information for each fund managed by the advisor. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different

(continued)

------
25

Approval of Management Agreement for VP Mid Cap Value

levels of importance to different factors. In deciding to renew the agreement, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including, but not limited to:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objective and approved strategies. In providing these services, the advisor utilizes teams of investment professionals
(portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and a peer group of funds managed similarly to the fund. If performance concerns are identified, the
Directors discuss with the advisor the reasons for such results (e.g., market conditions, stock selection) and any efforts being undertaken to improve performance. Annually, the Directors review detailed performance information, as provided by the 15(c) Providers, comparing the fund's performance with that of similar funds not managed by the advisor. The fund's performance was above the median performance of its peer group during the one and three year periods.

(continued)

------
26

Approval of Management Agreement for VP Mid Cap Value

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at its regular quarterly meetings, including the annual meeting concerning contract review.
These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally considered the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors reviewed reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict overall, and particularly on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the breakpoint fees of competitive funds not managed by the advisor over a range of asset sizes. The Directors believe the advisor is appropriately sharing any economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

(continued)

------
27

Approval of Management Agreement for VP Mid Cap Value

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other fund groups may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the increased costs of operating the funds and the risk of administrative inefficiencies. Part of the
Directors' analysis of fee levels involves comparing the fund's unified fee to the total expense ratio of other funds in a group of similar funds that was compiled by a 15(c) Provider independent of the advisor (the "Peer Group"). The unified fee charged to shareholders of the fund is below the median of the total expense ratios of its Peer Group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and in any event are added to the assets of the funds within the fund complex that use substantially the same investment

(continued)

------
28

Approval of Management Agreement for VP Mid Cap Value

management team to determine whether the fund has reached breakpoints in its fee schedule.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
29

Share Class Information

Two classes of shares are authorized for sale by the fund: Class I and Class II.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
30

Additional Information

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL MIDCAP(reg.sm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.sm) VALUE INDEX measures the performance of those Russell
Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
31

Notes

------
32

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

0602
SH-ANN-47671

American Century Investment Services, Inc., Distributor

(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

[front cover]

American Century Variable Portfolios
ANNUAL REPORT

[photo of man and woman]

DECEMBER 31, 2005

VP Ultra(reg.sm) Fund

[american century investments logo and text logo]

VP ULTRA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

VP Ultra - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
                                                --------------
                                                AVERAGE ANNUAL
                                                   RETURNS
--------------------------------------------------------------------------------
                                                   SINCE          INCEPTION
                                 1 YEAR          INCEPTION          DATE
--------------------------------------------------------------------------------
CLASS I                           2.17%            0.85%            5/1/01
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(1)      5.26%           -1.43%(2)          --
--------------------------------------------------------------------------------
S&P 500 INDEX(1)                  4.91%            1.70%(2)          --
--------------------------------------------------------------------------------
Class II                          1.97%            3.35%            5/1/02
--------------------------------------------------------------------------------
Class III                         2.17%            3.77%           5/13/02
--------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. -- A Reuters Company. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Since 4/30/01, the date nearest Class I's inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------
2

VP Ultra - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made May 1, 2001

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended December 31
--------------------------------------------------------------------------------
                               2001*      2002        2003      2004      2005
--------------------------------------------------------------------------------
Class I                       -4.70%     -22.71%     24.90%    10.68%     2.17%
--------------------------------------------------------------------------------
Russell 1000 Growth Index    -10.69%     -27.88%     29.75%     6.30%     5.26%
--------------------------------------------------------------------------------
S&P 500 Index                 -7.24%     -22.10%     28.68%    10.88%     4.91%
--------------------------------------------------------------------------------

* From 5/1/01, Class I's inception date. Index data from 4/30/01, the date nearest Class I's inception for which data are available. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

VP Ultra - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE VP ULTRA INVESTMENT TEAM: BRUCE WIMBERLY, JERRY
SULLIVAN, AND WADE SLOME.

VP Ultra advanced 2.17%* during the twelve months ended December 31, 2005, while the Russell 1000 Growth Index rose 5.26%. Since its inception on May 1, 2001, the portfolio's 0.85% gain has outpaced the index's 1.43% loss.

CHALLENGING MARKET

The market struggled in the first half of the fiscal year as investors wrestled with the effects of rising energy prices and interest rates on the economy and corporate profit growth. After bottoming out in April, however, stocks managed to regain their footing. For the year, large-cap value stocks outperformed their growth counterparts. However, we are encouraged by the shift toward growth stocks that occurred in the second half of the year. This may signal a reversal of the "value" trend that has been in place since 2000, and we believe that the ingredients are in place for that style change to occur. As a growth-oriented fund, VP Ultra stands to benefit from the shift toward growth-oriented companies. For instance, VP Ultra finished strongly in the fourth quarter --
ahead of both the Russell 1000 Growth and the Russell 1000 Value indices.

HEALTH CARE LEADS ADVANCE

A number of positions in the portfolio that performed well in 2005 came from the health care sector. Teva Pharmaceutical Industries was the portfolio's top contributor. The drug maker reported a rise in profit, and the stock also benefited from anticipation that a slew of patent expirations will help drive
Teva's generic drug business over the next few years. Health insurer
UnitedHealth Group and biopharmaceutical company Genentech were also strong performers.

However, one of the portfolio's leading detractors was Boston Scientific. The drug-eluting stent manufacturer's share price declined as investors grappled with the company's slip in market share as well as its possible acquisition of fellow medical-device maker Guidant.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Berkshire Hathaway Inc.
Cl B                                        3.5%                  2.9%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                       3.2%                  3.1%
--------------------------------------------------------------------------------
eBay Inc.                                   3.0%                  2.2%
--------------------------------------------------------------------------------
Teva Pharmaceutical
Industries Ltd. ADR                         2.8%                  2.0%
--------------------------------------------------------------------------------
First Data Corp.                            2.8%                  2.6%
--------------------------------------------------------------------------------
UnitedHealth Group
Incorporated                                2.6%                  2.1%
--------------------------------------------------------------------------------
Amazon.com, Inc.                            2.5%                  1.8%
--------------------------------------------------------------------------------
Medtronic, Inc.                             2.5%                  2.4%
--------------------------------------------------------------------------------
International Game
Technology                                  2.5%                  2.0%
--------------------------------------------------------------------------------
Apollo Group Inc. Cl A                      2.2%                  2.4%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
 are for Class I shares.                                             (continued)

------
4

VP Ultra - Portfolio Commentary

VP Ultra's investments in the financial sector were another source of strength.
The biggest lift came from Chicago Mercantile Exchange Holdings, which reported strong earnings on high trading volume.

TECHNOLOGY & CONSUMER STOCKS DETRACT

Stock selection in the information technology sector weighed on returns. Dell was the portfolio's biggest detractor, struggling with disappointing sales and lowering its earnings and revenue growth forecasts. We believe these are short-term setbacks and see Dell's low-cost, direct-sales business model as a strong competitive advantage as the company enters new markets abroad.

Furthermore, VP Ultra suffered from an underweight position in Apple Computer, whose stock surged 123% in 2005 largely on the back of strong iPod sales. We sold the stock in the second quarter when it appeared that their tempo of business was slowing and further share-price appreciation did not justify the risk. While Apple currently is a strong force in the MP3 market, competitors are offering more alternatives to the iPod, which should bring down prices and pressure Apple's margins.

VP Ultra's progress also was slowed by investments in the consumer discretionary sector. For-profit education provider Apollo Group was a key detractor. The company's stock fell in part due to high enrollment in one of its new college programs that generates less revenue per student than other programs. Despite its underperformance, we remain positive about its long-term outlook as a leader in the growing adult education market.

OUR COMMITMENT

Our investment strategy focuses on identifying businesses that possess competitive advantages that can give investors sustainable growth. As we look back over the past year, this approach has not been rewarded in the market and
VP Ultra's performance has lagged the indices and its peers in the short run.
However, we continue to believe that we hold better-than-average businesses and that our portfolio is well positioned to benefit from a recognition of companies with compelling long-term outlooks.

TOP FIVE INDUSTRIES AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Health Care Equipment
& Supplies                                  7.3%                  7.4%
--------------------------------------------------------------------------------
IT Services                                 7.1%                  6.4%
--------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                                   6.2%                  5.0%
--------------------------------------------------------------------------------
Food & Staples Retailing                    5.9%                  5.8%
--------------------------------------------------------------------------------
Internet & Catalog Retail                   5.6%                  3.9%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          12/31/05               6/30/05
--------------------------------------------------------------------------------
Common Stocks                               96.6%                 99.0%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                  2.4%                  1.6%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                              1.0%                 (0.6)%
--------------------------------------------------------------------------------

------
5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(continued)

------
6

Shareholder Fee Example (Unaudited)

--------------------------------------------------------------------------------
                                                    EXPENSES PAID
                     BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                    ACCOUNT VALUE   ACCOUNT VALUE      7/1/05 -       EXPENSE
                       7/1/05         12/31/05         12/31/05        RATIO*
--------------------------------------------------------------------------------
VP ULTRA SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Class I                $1,000        $1,064.60          $5.26           1.01%
--------------------------------------------------------------------------------
Class II               $1,000        $1,062.80          $6.03           1.16%
--------------------------------------------------------------------------------
Class III              $1,000        $1,063.60          $5.25           1.01%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Class I                $1,000        $1,020.11          $5.14           1.01%
--------------------------------------------------------------------------------
Class II               $1,000        $1,019.36          $5.90           1.16%
--------------------------------------------------------------------------------
Class III              $1,000        $1,020.11          $5.14           1.01%
--------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

VP Ultra - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.6%

AIR FREIGHT & LOGISTICS -- 2.7%
--------------------------------------------------------------------------------
     17,916  C.H. Robinson Worldwide Inc.                          $    663,429
--------------------------------------------------------------------------------
     17,283  Expeditors International
             of Washington, Inc.                                      1,166,775
--------------------------------------------------------------------------------
     25,427  FedEx Corporation                                        2,628,898
--------------------------------------------------------------------------------
     58,362  United Parcel
             Service, Inc. Cl B                                       4,385,905
--------------------------------------------------------------------------------
                                                                      8,845,007
--------------------------------------------------------------------------------

BEVERAGES -- 2.3%
--------------------------------------------------------------------------------
     61,661  Anheuser-Busch
             Companies, Inc.                                          2,648,957
--------------------------------------------------------------------------------
      7,732  Coca-Cola Company (The)                                    311,677
--------------------------------------------------------------------------------
     75,675  PepsiCo, Inc.                                            4,470,878
--------------------------------------------------------------------------------
                                                                      7,431,512
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 2.4%
--------------------------------------------------------------------------------
     59,777  Amgen Inc.(1)                                            4,714,014
--------------------------------------------------------------------------------
     32,956  Genentech, Inc.(1)                                       3,048,430
--------------------------------------------------------------------------------
                                                                      7,762,444
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 2.1%
--------------------------------------------------------------------------------
     21,882  Goldman Sachs
             Group, Inc. (The)                                        2,794,550
--------------------------------------------------------------------------------
     13,509  Legg Mason, Inc.                                         1,616,892
--------------------------------------------------------------------------------
     31,192  T. Rowe Price Group Inc.                                 2,246,760
--------------------------------------------------------------------------------
                                                                      6,658,202
--------------------------------------------------------------------------------

CHEMICALS -- 0.2%
--------------------------------------------------------------------------------
     10,430  Monsanto Co.                                               808,638
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 1.0%
--------------------------------------------------------------------------------
     51,802  Wells Fargo & Co.                                        3,254,720
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 2.7%
--------------------------------------------------------------------------------
    178,024  Cisco Systems Inc.(1)                                    3,047,771
--------------------------------------------------------------------------------
    133,666  QUALCOMM Inc.                                            5,758,331
--------------------------------------------------------------------------------
                                                                      8,806,102
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 2.2%
--------------------------------------------------------------------------------
    235,203  Dell Inc.(1)                                             7,053,738
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 2.1%
--------------------------------------------------------------------------------
    124,930  SLM Corporation                                          6,882,394
--------------------------------------------------------------------------------

DIVERSIFIED -- 1.4%
--------------------------------------------------------------------------------
     36,440  Standard and Poor's
             500 Depositary Receipt                                   4,534,229
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES -- 2.7%
--------------------------------------------------------------------------------
    117,058  Apollo Group Inc. Cl A(1)                                7,077,327
--------------------------------------------------------------------------------
     34,135  Weight Watchers
             International, Inc.(1)                                   1,687,293
--------------------------------------------------------------------------------
                                                                      8,764,620
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 3.4%
--------------------------------------------------------------------------------
      7,240  Chicago Mercantile
             Exchange Holdings Inc.                                $  2,660,628
--------------------------------------------------------------------------------
     87,362  Citigroup Inc.                                           4,239,677
--------------------------------------------------------------------------------
     46,252  McGraw-Hill
             Companies, Inc. (The)                                    2,387,991
--------------------------------------------------------------------------------
     27,806  Moody's Corp.                                            1,707,845
--------------------------------------------------------------------------------
                                                                     10,996,141
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 5.9%
--------------------------------------------------------------------------------
     26,580  Costco Wholesale Corporation                             1,314,913
--------------------------------------------------------------------------------
     78,690  Sysco Corp.                                              2,443,325
--------------------------------------------------------------------------------
    221,819  Wal-Mart Stores, Inc.                                   10,381,128
--------------------------------------------------------------------------------
     72,742  Walgreen Co.                                             3,219,561
--------------------------------------------------------------------------------
     20,800  Whole Foods Market, Inc.                                 1,609,712
--------------------------------------------------------------------------------
                                                                     18,968,639
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 0.4%
--------------------------------------------------------------------------------
     21,360  Wrigley (Wm.) Jr. Company                                1,420,226
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 7.3%
--------------------------------------------------------------------------------
     39,783  Biomet Inc.                                              1,454,864
--------------------------------------------------------------------------------
    165,973  Boston Scientific Corp.(1)                               4,064,679
--------------------------------------------------------------------------------
    141,895  Medtronic, Inc.                                          8,168,894
--------------------------------------------------------------------------------
     31,662  St. Jude Medical, Inc.(1)                                1,589,432
--------------------------------------------------------------------------------
     56,190  Stryker Corp.                                            2,496,522
--------------------------------------------------------------------------------
     49,002  Varian Medical Systems, Inc.(1)                          2,466,761
--------------------------------------------------------------------------------
     46,515  Zimmer Holdings Inc.(1)                                  3,136,972
--------------------------------------------------------------------------------
                                                                     23,378,124
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 3.2%
--------------------------------------------------------------------------------
      9,240  Express Scripts, Inc.(1)                                   774,312
--------------------------------------------------------------------------------
     23,160  Quest Diagnostics Inc.                                   1,192,277
--------------------------------------------------------------------------------
    133,654  UnitedHealth
             Group Incorporated                                       8,305,259
--------------------------------------------------------------------------------
                                                                     10,271,848
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 6.2%
--------------------------------------------------------------------------------
    115,269  Carnival Corporation                                     6,163,433
--------------------------------------------------------------------------------
     28,610  Cheesecake Factory Inc.(1)                               1,069,728
--------------------------------------------------------------------------------
    258,491  International Game Technology                            7,956,354
--------------------------------------------------------------------------------
    514,710  PartyGaming plc ORD(1)                                   1,186,338
--------------------------------------------------------------------------------
     22,879  PF Chang's China Bistro, Inc.(1)                         1,135,485
--------------------------------------------------------------------------------
     84,344  Starbucks Corporation(1)                                 2,531,163
--------------------------------------------------------------------------------
                                                                     20,042,501
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 1.6%
--------------------------------------------------------------------------------
     87,800  Procter & Gamble Co. (The)                               5,081,864
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 1.1%
--------------------------------------------------------------------------------
     12,150  3M Co.                                                     941,625
--------------------------------------------------------------------------------
     86,030  Tyco International Ltd.                                  2,482,826
--------------------------------------------------------------------------------
                                                                      3,424,451
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
8

VP Ultra - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                 Value
--------------------------------------------------------------------------------

INSURANCE -- 5.5%
--------------------------------------------------------------------------------
     60,339  Aflac Inc.                                            $  2,800,936
--------------------------------------------------------------------------------
     29,016  Ambac Financial Group, Inc.                              2,235,973
--------------------------------------------------------------------------------
      3,820  Berkshire Hathaway Inc. Cl B(1)                         11,213,611
--------------------------------------------------------------------------------
     13,080  Progressive Corp. (The)                                  1,527,482
--------------------------------------------------------------------------------
                                                                     17,778,002
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 5.6%
--------------------------------------------------------------------------------
    174,099  Amazon.com, Inc.(1)                                      8,208,768
--------------------------------------------------------------------------------
    225,758  eBay Inc.(1)                                             9,764,033
--------------------------------------------------------------------------------
                                                                     17,972,801
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 3.3%
--------------------------------------------------------------------------------
      7,960  Google Inc. Cl A(1)                                      3,302,286
--------------------------------------------------------------------------------
     64,730  VeriSign, Inc.(1)                                        1,418,882
--------------------------------------------------------------------------------
    151,390  Yahoo! Inc.(1)                                           5,931,459
--------------------------------------------------------------------------------
                                                                     10,652,627
--------------------------------------------------------------------------------

IT SERVICES -- 7.1%
--------------------------------------------------------------------------------
    164,551  Accenture Ltd. Cl A                                      4,750,587
--------------------------------------------------------------------------------
     86,672  Checkfree Corp.(1)                                       3,978,245
--------------------------------------------------------------------------------
    208,370  First Data Corp.                                         8,961,993
--------------------------------------------------------------------------------
    138,832  Paychex, Inc.                                            5,292,276
--------------------------------------------------------------------------------
                                                                     22,983,101
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.3%
--------------------------------------------------------------------------------
     17,443  Kohl's Corp.(1)                                            847,730
--------------------------------------------------------------------------------
     59,594  Target Corporation                                       3,275,882
--------------------------------------------------------------------------------
                                                                      4,123,612
--------------------------------------------------------------------------------

OFFICE ELECTRONICS -- 0.3%
--------------------------------------------------------------------------------
     26,700  Zebra Technologies
             Corp. Cl A(1)                                            1,144,095
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 2.6%
--------------------------------------------------------------------------------
     26,726  Apache Corp.                                             1,831,266
--------------------------------------------------------------------------------
     72,900  Exxon Mobil Corp.                                        4,094,793
--------------------------------------------------------------------------------
     16,340  Kinder Morgan, Inc.                                      1,502,463
--------------------------------------------------------------------------------
     13,000  Suncor Energy Inc.                                         820,690
--------------------------------------------------------------------------------
                                                                      8,249,212
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 1.6%
--------------------------------------------------------------------------------
     33,899  Alberto-Culver Company                                   1,550,879
--------------------------------------------------------------------------------
    127,248  Avon Products, Inc.                                      3,632,931
--------------------------------------------------------------------------------
                                                                      5,183,810
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 5.0%
--------------------------------------------------------------------------------
     24,175  American Pharmaceutical
             Partners Inc.(1)                                           937,748
--------------------------------------------------------------------------------
     75,086  Johnson & Johnson                                        4,512,669
--------------------------------------------------------------------------------
     30,550  Novartis AG ORD                                          1,604,531
--------------------------------------------------------------------------------
    211,344  Teva Pharmaceutical
             Industries Ltd. ADR                                      9,089,906
--------------------------------------------------------------------------------
                                                                     16,144,854
--------------------------------------------------------------------------------

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------

SEMICONDUCTORS  & SEMICONDUCTOR EQUIPMENT -- 3.0%
--------------------------------------------------------------------------------
    626,300  ARM Holdings plc ORD                                  $  1,303,493
--------------------------------------------------------------------------------
     85,880  Intel Corp.                                              2,143,565
--------------------------------------------------------------------------------
     24,684  KLA-Tencor Corp.                                         1,217,662
--------------------------------------------------------------------------------
     70,649  Maxim Integrated
             Products, Inc.                                           2,560,320
--------------------------------------------------------------------------------
     71,621  Microchip Technology Inc.                                2,302,615
--------------------------------------------------------------------------------
                                                                      9,527,655
--------------------------------------------------------------------------------

SOFTWARE -- 4.2%
--------------------------------------------------------------------------------
    124,778  Electronic Arts Inc.(1)                                  6,527,137
--------------------------------------------------------------------------------
     23,534  Intuit Inc.(1)                                           1,254,362
--------------------------------------------------------------------------------
     84,045  Microsoft Corporation                                    2,197,777
--------------------------------------------------------------------------------
     13,075  NAVTEQ Corp.(1)                                            573,600
--------------------------------------------------------------------------------
     90,555  Oracle Corp.(1)                                          1,105,677
--------------------------------------------------------------------------------
     98,376  Symantec Corp.(1)                                        1,721,580
--------------------------------------------------------------------------------
                                                                     13,380,133
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 5.4%
--------------------------------------------------------------------------------
    129,258  Bed Bath & Beyond Inc.(1)                                4,672,677
--------------------------------------------------------------------------------
    134,220  Carmax, Inc.(1)                                          3,715,210
--------------------------------------------------------------------------------
     85,392  Lowe's Companies, Inc.                                   5,692,230
--------------------------------------------------------------------------------
    126,525  PETsMART, Inc.                                           3,246,632
--------------------------------------------------------------------------------
                                                                     17,326,749
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 0.8%
--------------------------------------------------------------------------------
     38,040  Golden West Financial Corp.                              2,510,640
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $275,132,234)                                                 311,362,691
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.4%

 $7,600,000  FHLB Discount Notes,
             3.40%, 1/3/06(2)

(Cost $7,598,564)                                                     7,600,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT  SECURITIES -- 99.0%
(Cost $282,730,798)                                                 318,962,691
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- 1.0%                                  3,289,235
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                         $322,251,926
================================================================================

See Notes to Financial Statements.                                  (continued)

------
9

VP Ultra - Schedule of Investments

DECEMBER 31, 2005

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

   Contracts to Sell      Settlement Date        Value    Unrealized Gain (Loss)
--------------------------------------------------------------------------------
1,137,570   CHF for USD      1/31/06         $  867,735          $ 4,250
--------------------------------------------------------------------------------
  532,875   GBP for USD      1/31/06            916,453            1,853
--------------------------------------------------------------------------------
  199,256   GBP for USD      1/31/06            342,686            5,389
--------------------------------------------------------------------------------
                                             $2,126,874          $11,492
                                           =====================================

(Value on Settlement Date $2,138,366)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future
 -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
FHLB = Federal Home Loan Bank
GBP = British Pound
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Non-income producing.
(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
10

Statement of Assets and Liabilities

DECEMBER 31, 2005
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $282,730,798)             $318,962,691
----------------------------------------------------------------
Cash                                                                  6,586,301
----------------------------------------------------------------
Receivable for investments sold                                         746,519
----------------------------------------------------------------
Receivable for forward foreign currency exchange contracts               11,492
----------------------------------------------------------------
Dividends and interest receivable                                       172,322
--------------------------------------------------------------------------------
                                                                    326,479,325
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                     3,937,449
----------------------------------------------------------------
Accrued management fees                                                 246,376
----------------------------------------------------------------
Distribution fees payable                                                43,574
--------------------------------------------------------------------------------
                                                                      4,227,399
--------------------------------------------------------------------------------

NET ASSETS                                                         $322,251,926
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $296,842,694
----------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                   (10,835,365)
----------------------------------------------------------------
Net unrealized appreciation on investments
and translation of assets and
liabilities in foreign currencies                                    36,244,597
--------------------------------------------------------------------------------
                                                                   $322,251,926
================================================================================

CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $105,560,203
----------------------------------------------------------------
Shares outstanding                                                   10,173,055
----------------------------------------------------------------
Net asset value per share                                                $10.38
--------------------------------------------------------------------------------

CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $213,593,667
----------------------------------------------------------------
Shares outstanding                                                   20,674,079
----------------------------------------------------------------
Net asset value per share                                                $10.33
--------------------------------------------------------------------------------

CLASS III, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $3,098,056
----------------------------------------------------------------
Shares outstanding                                                      298,761
----------------------------------------------------------------
Net asset value per share                                                $10.37
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
11

Statement of Operations

YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
----------------------------------------------------------------
Dividends (net of foreign taxes withheld of $7,034)                 $1,987,290
----------------------------------------------------------------
Interest                                                               153,140
--------------------------------------------------------------------------------
                                                                     2,140,430
--------------------------------------------------------------------------------

EXPENSES:
----------------------------------------------------------------
Management fees                                                      2,173,501
----------------------------------------------------------------
Distribution fees -- Class II                                          342,152
----------------------------------------------------------------
Directors' fees and expenses                                             5,346
----------------------------------------------------------------
Other expenses                                                           9,734
--------------------------------------------------------------------------------
                                                                     2,530,733
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                          (390,303)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
----------------------------------------------------------------
Investment transactions                                              4,146,119
----------------------------------------------------------------
Foreign currency transactions                                          139,342
--------------------------------------------------------------------------------
                                                                     4,285,461
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
----------------------------------------------------------------
Investments                                                          4,423,523
----------------------------------------------------------------
Translation of assets and liabilities in foreign currencies             12,704
--------------------------------------------------------------------------------
                                                                     4,436,227
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              8,721,688
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $8,331,385
================================================================================

See Notes to Financial Statements.

------
12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                      2005             2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                       $   (390,303)   $    (18,529)
------------------------------------------------
Net realized gain (loss)                              4,285,461      (2,876,285)
------------------------------------------------
Change in net unrealized
appreciation (depreciation)                           4,436,227      17,043,422
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                             8,331,385      14,148,608
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                     141,480,774      67,757,147
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS               149,812,159      81,905,755

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 172,439,767      90,534,012
--------------------------------------------------------------------------------
End of period                                      $322,251,926    $172,439,767
================================================================================

See Notes to Financial Statements.

------
13

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues this objective by investing primarily in equity securities of large companies that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II and Class
III. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS --- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

(continued)

------
14

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2005, the fund has accumulated net realized capital loss carryovers for federal income tax purposes of $7,123,403, which may be used to offset future taxable gains. Capital loss carryovers of $2,033,731, $2,696,809, and $2,392,863 expiring in 2010, 2011, and 2012, respectively.

The fund has elected to treat $107,357 of net capital losses incurred in the two-month period ended December 31, 2005, as having been incurred in the following fiscal year for federal income tax purposes.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2005

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                                               CLASSES I & III       CLASS II
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $5 billion                                   1.000%             0.900%
--------------------------------------------------------------------------------
Next $5 billion                                    0.990%             0.890%
--------------------------------------------------------------------------------
Next $5 billion                                    0.980%             0.880%
--------------------------------------------------------------------------------
Next $5 billion                                    0.970%             0.870%
--------------------------------------------------------------------------------
Next $5 billion                                    0.950%             0.850%
--------------------------------------------------------------------------------
Next $5 billion                                    0.900%             0.800%
--------------------------------------------------------------------------------
Over $30 billion                                   0.800%             0.700%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the fund for the year ended December 31, 2005 was 1.00%, 0.90% and 1.00% for Class I, Class II and
Class III, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2005, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

(continued)

------
16

Notes to Financial Statements

DECEMBER 31, 2005

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2005, were $265,467,153 and $132,772,026, respectively.

As of December 31, 2005, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                    $286,323,321
================================================================================
Gross tax appreciation of investments                               $39,491,503
-----------------------------------------------------------------
Gross tax depreciation of investments                                (6,852,133)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                  $32,639,370
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on return of capital dividends.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                       SHARES        AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                   100,000,000
================================================================================
Sold                                                  6,126,580    $ 60,963,982
--------------------------------------------------
Redeemed                                             (3,780,405)    (37,629,922)
--------------------------------------------------------------------------------
Net increase (decrease)                               2,346,175    $ 23,334,060
================================================================================
YEAR ENDED DECEMBER 31, 2004
SHARES AUTHORIZED                                   100,000,000
================================================================================
Sold                                                  3,735,540    $ 35,341,701
--------------------------------------------------
Redeemed                                             (2,811,906)    (26,216,746)
--------------------------------------------------------------------------------
Net increase (decrease)                                 923,634    $  9,124,955
================================================================================

CLASS II
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                 12,794,864    $128,119,595
--------------------------------------------------
Redeemed                                             (1,205,410)    (11,875,904)
--------------------------------------------------------------------------------
Net increase (decrease)                              11,589,454    $116,243,691
================================================================================
YEAR ENDED DECEMBER 31, 2004
SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                  6,958,666     $65,484,970
--------------------------------------------------
Redeemed                                               (801,662)     (7,401,195)
--------------------------------------------------------------------------------
Net increase (decrease)                               6,157,004     $58,083,775
================================================================================

(continued)

------
17

Notes to Financial Statements

DECEMBER 31, 2005

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)
--------------------------------------------------------------------------------
                                                     SHARES         AMOUNT
--------------------------------------------------------------------------------
CLASS III
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                  50,000,000
================================================================================
Sold                                                1,643,778   $ 15,479,845
-----------------------------------------------
Redeemed                                           (1,440,232)   (13,576,822)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                               203,546   $  1,903,023
================================================================================
YEAR ENDED DECEMBER 31, 2004
SHARES AUTHORIZED                                  50,000,000
================================================================================
Sold                                                  126,524     $1,178,538
-----------------------------------------------
Redeemed                                              (68,242)      (630,121)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                                58,282     $  548,417
================================================================================

(1) Net of redemption fees of $134,910.
(2) Net of redemption fees of $1,361.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from $575,000,000 effective December 14, 2005. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2005.

------
18

VP Ultra - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------------------
                                                              CLASS I
--------------------------------------------------------------------------------------------
                                           2005      2004      2003       2002     2001(1)
--------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $10.16     $9.18     $7.35     $9.53     $10.00
--------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------
  Net Investment Income (Loss)(2)          (0.01)     --(3)    (0.01)     0.02       --(3)
---------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                    0.22      0.98      1.84     (2.18)     (0.47)
--------------------------------------------------------------------------------------------
  Total From Investment Operations          0.21      0.98      1.83     (2.16)     (0.47)
--------------------------------------------------------------------------------------------
Distributions
---------------------------------------
  From Net Investment Income                 --       --        --       (0.02)      --
--------------------------------------------------------------------------------------------
Redemption Fees(4)                          0.01      --(3)     --(3)     --(3)      --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $10.38    $10.16     $9.18     $7.35      $9.53
============================================================================================
  TOTAL RETURN(5)                           2.17%    10.68%    24.90%   (22.71)%    (4.70)%

--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                       1.01%     1.00%     1.01%      1.00%   1.00%(6)
---------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                     (0.08)%     0.05%   (0.15)%      0.19%   0.16%(6)
---------------------------------------
Portfolio Turnover Rate                       58%       45%      111%       168%        48%
---------------------------------------
Net Assets, End of Period
(in thousands)                           $105,560   $79,489   $63,364    $31,621    $30,801
--------------------------------------------------------------------------------------------

(1) May 1, 2001 (inception) through December 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Effective January 1, 2002, the fund adopted the provisions of the revised
    AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Periods prior to
    January 1, 2002, have not been restated to reflect this change. Amounts computed using average shares outstanding throughout the period.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
19

VP Ultra - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
------------------------------------------------------------------------------------
                                                           CLASS II
------------------------------------------------------------------------------------
                                              2005       2004      2003    2002(1)
------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $10.13     $9.16     $7.34     $9.16
------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)             (0.02)     --(3)    (0.03)     --(3)
-----------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                       0.21      0.97      1.85     (1.81)
------------------------------------------------------------------------------------
  Total From Investment Operations             0.19      0.97      1.82     (1.81)
------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                    --       --        --       (0.01)
------------------------------------------------------------------------------------
Redemption Fees                                0.01      --(3)     --(3)     --(3)
------------------------------------------------------------------------------------
Net Asset Value, End of Period               $10.33    $10.13     $9.16     $7.34
====================================================================================
  TOTAL RETURN(4)                              1.97%    10.59%    24.80%   (19.80)%

------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          1.16%     1.15%     1.16%   1.15%(5)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                        (0.23)%   (0.10)%   (0.30)%   0.07%(5)
-----------------------------------------
Portfolio Turnover Rate                          58%       45%      111%    168%(6)
-----------------------------------------
Net Assets, End of Period (in thousands)    $213,594   $91,984   $26,831     $2,635
------------------------------------------------------------------------------------

(1) May 1, 2002 (commencement of sale) through December 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
20

VP Ultra - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
---------------------------------------------------------------------------------
                                                        CLASS III
---------------------------------------------------------------------------------
                                           2005       2004      2003     2002(1)
---------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $10.15     $9.17     $7.34     $9.08
---------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------
  Net Investment Income (Loss)(2)           --(3)     0.01     (0.02)     0.01
---------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                    0.21      0.97      1.85     (1.74)
---------------------------------------------------------------------------------
  Total From Investment Operations          0.21      0.98      1.83     (1.73)
---------------------------------------------------------------------------------
Distributions
---------------------------------------
  From Net Investment Income                 --       --        --       (0.01)
---------------------------------------------------------------------------------
Redemption Fees                             0.01      --(3)     --(3)     --(3)
---------------------------------------------------------------------------------
Net Asset Value, End of Period            $10.37    $10.15     $9.17     $7.34
=================================================================================
  TOTAL RETURN(4)                           2.17%    10.69%    24.93%   (19.02)%

---------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                       1.01%     1.00%     1.01%   1.00%(5)
---------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                     (0.08)%     0.05%   (0.15)%   0.14%(5)
---------------------------------------
Portfolio Turnover Rate                       58%       45%      111%    168%(6)
---------------------------------------
Net Assets, End of Period
(in thousands)                             $3,098      $966      $339       $257
---------------------------------------------------------------------------------

(1) May 13, 2002 (commencement of sale) through December 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra Fund (the "Fund"), one of the mutual funds comprising American Century Variable Portfolios, Inc., as of December 31,
2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Ultra Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2006

------
22

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACGIM, ACIM, ACIS, and ACS. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

------
23

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS, ACIS, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

------
24

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS; Director, ACC, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS; Assistant
Treasurer, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS, ACIM
and ACGIM (March 2005 to present); Vice President, ACS (February 2000 to present); Assistant General Counsel, ACS (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS (April 1998 to present); Also serves as: Vice President, ACIM, ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
25

Share Class Information

Three classes of shares are authorized for sale by the fund: Class I, Class II and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
26

Additional Information

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling  this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000(reg.sm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.sm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL 1000(reg.sm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
27

Notes

------
28

CONTACT US

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THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
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(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

American Century
Variable Portfolios

ANNUAL REPORT

[photo of man and woman]

DECEMBER 31, 2005

VP Value Fund

[american century investments logo and text logo]

[blank page]

VP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

VP Value - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
                                            ------------------------
                                             AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE     INCEPTION
                                    1 YEAR     5 YEARS   INCEPTION      DATE
--------------------------------------------------------------------------------
CLASS I                              5.03%      8.83%     10.61%       5/1/96
--------------------------------------------------------------------------------
RUSSELL 3000 VALUE INDEX(1)          6.85%      5.86%     10.75%         --
--------------------------------------------------------------------------------
S&P 500 INDEX(1)                     4.91%      0.54%      8.64%         --
--------------------------------------------------------------------------------
LIPPER MULTI-CAP VALUE INDEX(1)      6.33%      6.25%      9.43%         --
--------------------------------------------------------------------------------
Class II                             4.85%        --       7.82%       8/14/01
--------------------------------------------------------------------------------
Class III                            5.03%        --       8.98%       5/6/02
--------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. - A Reuters Company. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete.  No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                     (continued)

------
2

VP Value - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made May 1, 1996

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended December 31
---------------------------------------------------------------------------------------------------
                   1996*   1997    1998     1999    2000     2001     2002    2003    2004   2005
---------------------------------------------------------------------------------------------------
Class I           12.28%  26.08%   4.81%   -0.85%  18.14%   12.82%  -12.62%  28.96%  14.33%  5.03%
---------------------------------------------------------------------------------------------------
Russell 3000
Value Index       14.42%  34.83%  13.50%    6.65%   8.04%   -4.33%  -15.18%  31.14%  16.94%  6.85%
---------------------------------------------------------------------------------------------------
S&P 500 Index     14.92%  33.36%  28.58%   21.04%  -9.10%  -11.89%  -22.10%  28.68%  10.88%  4.91%
---------------------------------------------------------------------------------------------------
Lipper Multi-Cap
Value Index       12.39%  26.91%   6.53%    5.94%   9.64%    1.30%  -17.61%  32.78%  14.91%  6.33%
---------------------------------------------------------------------------------------------------

* From 5/1/96, Class I's inception date, to 12/31/96. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

VP Value - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE VP VALUE INVESTMENT TEAM: MICHAEL LISS, PHIL DAVIDSON
AND SCOTT MOORE.

VP Value gained 5.03%* during the year ended December 31, 2005, trailing the
Lipper Multi-Cap Value Index, which was up 6.33%.

Looking longer-term, from the fund's inception on May 1, 1996, VP Value has produced an average annualized return of 10.61%, well ahead of the 9.43% figure posted by the Lipper Multi-Cap Value Index.

EQUITY INVESTORS CHALLENGED IN 2005

For the most part, 2005 presented common stock investors with a sideways stock market and a list of challenges -- eight interest rate increases by the Federal
Reserve, record energy prices, and the effect of one of the worst natural catastrophes in the nation's history. Against these backdrops, the three major stock indices provided single-digit returns for the year.

INDUSTRIALS LEAD THE PORTFOLIO

Industrial stocks proved to be VP Value's largest contributors to absolute performance, led by Republic Services, Inc., one of the country's leading solid waste management firms. Despite higher fuel costs, the company posted strong results during the period. In addition, Republic Services continued to return more cash to shareholders by announcing a 17% increase in its dividend and continuing a strong share buyback program. Elsewhere in the sector, Honeywell
International Inc., a diversified technology company and the world's largest maker of airplane cockpit controls, benefited from demand for aerospace equipment from Boeing Co. and Airbus SAS.

SUCCESS IN ENERGY

Energy companies represented another bright spot for the portfolio, with Unocal
Corp. leading our investments. Unocal, which reported record second-quarter earnings, also received takeover proposals from Chevron Corp. and CNOOC Ltd., an affiliate of China National Offshore Oil Co. The company

TOP TEN HOLDINGS
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        12/31/05               6/30/05
--------------------------------------------------------------------------------
Kraft Foods Inc. Cl A                     4.6%                  3.4%
--------------------------------------------------------------------------------
Bank of America Corp.                     4.3%                  1.9%
--------------------------------------------------------------------------------
International Flavors
& Fragrances Inc.                         3.2%                   --
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                      3.1%                  2.3%
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                      3.0%                  1.8%
--------------------------------------------------------------------------------
Abbott Laboratories                       3.0%                  0.3%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                         2.3%                  2.4%
--------------------------------------------------------------------------------
Bemis Co., Inc.                           2.2%                   --
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                     1.9%                  1.8%
--------------------------------------------------------------------------------
American International
Group, Inc.                               1.8%                  4.9%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary
  are for Class I shares.                                            (continued)

------
4

VP Value - Portfolio Commentary

was purchased by Chevron in August. Over the year, we concentrated on large, integrated oil companies and were rewarded for owning Exxon Mobil Corp., BP plc and Royal Dutch Shell plc.

FINANCIALS ADD VALUE

VP Value's financial stocks were paced by the insurance industry. American
International Group, Inc. (AIG) was one of our top contributors for the period.
Shares of AIG, the world's largest insurer, continue to rebound after falling sharply amid regulatory and accounting investigations earlier in the year.
Elsewhere in the sector, Bank of America Corp., the second-biggest U.S. bank by assets, anchored our investments in commercial banks. Bank of America became the largest U.S. credit card issuer after completing its acquisition of credit card giant MBNA Corp. on January 1, 2006.

CONSUMER STAPLES, DISCRETIONARY STOCKS DETRACT

On the down side, consumer staples companies dampened our absolute results the most. Much of the shortfall could be traced to Kraft Foods Inc. Kraft's earnings growth was slowed  by higher commodity prices (energy/ packaging, sugar, coffee and nuts), as well as increased marketing spending to strengthen its brands.
Brewer Anheuser-Busch Cos. Inc. also performed below our expectations, similarly affected by packaging and energy-related costs, as well as weakness in its core domestic beer business. We believe the issues affecting Kraft and Anheuser-Busch are manageable and have maintained our positions.

In the consumer discretionary sector, our results were hurt by New York Times
Co. The publisher, which announced lay-offs in September, ended the year with a declining profit outlook as national advertisers continued to shift to other media such as cable television and the Internet. We reduced our position significantly.

LOOKING AHEAD

We will continue to adhere to our discipline of seeking well-managed companies that appear to be temporarily undervalued for reasons unrelated to their fundamental or financial health.

TOP FIVE INDUSTRIES
AS OF DECEMBER 31, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        12/31/05               6/30/05
--------------------------------------------------------------------------------
Commercial Banks                          9.3%                  6.1%
--------------------------------------------------------------------------------
Food Products                             7.8%                  7.7%
--------------------------------------------------------------------------------
Chemicals                                 7.4%                  3.1%
--------------------------------------------------------------------------------
Pharmaceuticals                           6.7%                  4.0%
--------------------------------------------------------------------------------
Oil, Gas &
Consumable Fuels                          6.1%                  7.2%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        12/31/05               6/30/05
--------------------------------------------------------------------------------
Common Stocks                             96.9%                 96.8%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                4.2%                  3.4%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                          (1.1)%                (0.2)%
--------------------------------------------------------------------------------

------
5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                     (continued)

------
6

Shareholder Fee Example (Unaudited)

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                         BEGINNING       ENDING       DURING PERIOD*  ANNUALIZED
                       ACCOUNT VALUE  ACCOUNT VALUE      7/1/05 -       EXPENSE
                          7/1/05        12/31/05         12/31/05        RATIO*
--------------------------------------------------------------------------------
VP VALUE SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Class I                  $1,000         $1,045.90         $4.80          0.93%
--------------------------------------------------------------------------------
Class II                 $1,000         $1,044.60         $5.57          1.08%
--------------------------------------------------------------------------------
Class III                $1,000         $1,045.90         $4.80          0.93%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Class I                  $1,000         $1,020.52         $4.74          0.93%
--------------------------------------------------------------------------------
Class II                 $1,000         $1,019.76         $5.50          1.08%
--------------------------------------------------------------------------------
Class III                $1,000         $1,020.52         $4.74          0.93%
--------------------------------------------------------------------------------

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
  184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

VP Value - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.9%

AEROSPACE & DEFENSE -- 2.0%
--------------------------------------------------------------------------------
        1,384,512   Honeywell International Inc.                 $   51,573,073
--------------------------------------------------------------------------------
          140,268   Northrop Grumman Corp.                            8,431,509
--------------------------------------------------------------------------------
                                                                     60,004,582
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 0.8%
--------------------------------------------------------------------------------
        1,473,184   Cooper Tire & Rubber Co.                         22,569,179
--------------------------------------------------------------------------------

BEVERAGES -- 3.4%
--------------------------------------------------------------------------------
        1,230,100   Anheuser-Busch Companies, Inc.                   52,845,096
--------------------------------------------------------------------------------
          132,000   Coca-Cola Company (The)                           5,320,920
--------------------------------------------------------------------------------
        2,143,897   Coca-Cola Enterprises Inc.                       41,098,505
--------------------------------------------------------------------------------
                                                                     99,264,521
--------------------------------------------------------------------------------

BUILDING PRODUCTS -- 1.2%
--------------------------------------------------------------------------------
        1,180,288   Masco Corp.                                      35,632,895
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 1.2%
--------------------------------------------------------------------------------
          232,400   Merrill Lynch & Co., Inc.                        15,740,452
--------------------------------------------------------------------------------
          351,600   Morgan Stanley                                   19,949,784
--------------------------------------------------------------------------------
                                                                     35,690,236
--------------------------------------------------------------------------------

CHEMICALS -- 7.4%
--------------------------------------------------------------------------------
        1,140,923   du Pont (E.I.)
                    de Nemours & Co.                                 48,489,228
--------------------------------------------------------------------------------
          417,455   Ecolab Inc.                                      15,141,093
--------------------------------------------------------------------------------
        2,819,744   International Flavors
                    & Fragrances Inc.                                94,461,423
--------------------------------------------------------------------------------
          894,595   Minerals Technologies Inc.                       49,998,915
--------------------------------------------------------------------------------
          641,884   Nalco Holding Co.(1)                             11,367,766
--------------------------------------------------------------------------------
                                                                    219,458,425
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 9.3%
--------------------------------------------------------------------------------
        2,764,000   Bank of America Corp.                           127,558,599
--------------------------------------------------------------------------------
        1,226,310   Fifth Third Bancorp                              46,256,413
--------------------------------------------------------------------------------
        1,251,408   SunTrust Banks, Inc.                             91,052,446
--------------------------------------------------------------------------------
          377,600   U.S. Bancorp                                     11,286,464
--------------------------------------------------------------------------------
                                                                    276,153,922
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 3.8%
--------------------------------------------------------------------------------
          426,212   Aramark Corp. Cl B                               11,840,169
--------------------------------------------------------------------------------
          232,631   Avery Dennison Corp.                             12,857,515
--------------------------------------------------------------------------------
        1,144,326   Republic Services, Inc. Cl A                     42,969,441
--------------------------------------------------------------------------------
        1,445,940   Waste Management, Inc.                           43,884,280
--------------------------------------------------------------------------------
                                                                    111,551,405
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 0.5%
--------------------------------------------------------------------------------
          657,300   Cisco Systems Inc.(1)                            11,252,976
--------------------------------------------------------------------------------
          208,300   Nokia Oyj ADR                                     3,811,890
--------------------------------------------------------------------------------
                                                                     15,064,866
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 2.0%
--------------------------------------------------------------------------------
          298,200   Dell Inc.(1)                                 $    8,943,018
--------------------------------------------------------------------------------
          844,823   Diebold, Inc.                                    32,103,274
--------------------------------------------------------------------------------
          214,100   International Business
                    Machines Corp.                                   17,599,020
--------------------------------------------------------------------------------
                                                                     58,645,312
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING -- 2.2%
--------------------------------------------------------------------------------
        2,375,100   Bemis Co., Inc.                                  66,170,286
--------------------------------------------------------------------------------

DIVERSIFIED -- 1.7%
--------------------------------------------------------------------------------
          393,400   Standard and Poor's 500
                    Depositary Receipt                               48,950,762
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 1.3%
--------------------------------------------------------------------------------
          784,200   Citigroup Inc.                                   38,057,226
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION
SERVICES -- 2.6%
--------------------------------------------------------------------------------
          791,928   AT&T Inc.                                        19,394,317
--------------------------------------------------------------------------------
          590,000   BellSouth Corp.                                  15,989,000
--------------------------------------------------------------------------------
          519,483   Commonwealth Telephone
                    Enterprises, Inc.                                17,542,941
--------------------------------------------------------------------------------
          765,900   Verizon Communications                           23,068,908
--------------------------------------------------------------------------------
                                                                     75,995,166
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 0.9%
--------------------------------------------------------------------------------
          418,886   IDACORP, Inc.                                    12,273,360
--------------------------------------------------------------------------------
          672,091   Northeast Utilities                              13,233,472
--------------------------------------------------------------------------------
                                                                     25,506,832
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.7%
--------------------------------------------------------------------------------
          270,315   Emerson Electric Co.                             20,192,531
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 1.9%
--------------------------------------------------------------------------------
        1,215,100   Wal-Mart Stores, Inc.                            56,866,680
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 7.8%
--------------------------------------------------------------------------------
        1,155,800   ConAgra Foods, Inc.                              23,439,624
--------------------------------------------------------------------------------
          602,200   General Mills, Inc.                              29,700,504
--------------------------------------------------------------------------------
          378,438   Kellogg Co.                                      16,356,090
--------------------------------------------------------------------------------
        4,875,560   Kraft Foods Inc. Cl A                           137,198,258
--------------------------------------------------------------------------------
          346,700   Unilever N.V.
                    New York Shares                                  23,800,955
--------------------------------------------------------------------------------
                                                                    230,495,431
--------------------------------------------------------------------------------

GAS UTILITIES -- 0.7%
--------------------------------------------------------------------------------
          691,500   WGL Holdings Inc.                                20,786,490
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 1.5%
--------------------------------------------------------------------------------
          788,000   Beckman Coulter, Inc.                            44,837,200
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 0.9%
--------------------------------------------------------------------------------
          564,800   Universal Health
                    Services, Inc. Cl B                              26,398,752
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
8

VP Value - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                  Value
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 2.0%
--------------------------------------------------------------------------------
          143,934   International Speedway Corp.                 $    6,894,439
--------------------------------------------------------------------------------
          554,570   Outback Steakhouse, Inc.                         23,075,658
--------------------------------------------------------------------------------
          830,604   Speedway Motorsports Inc.                        28,797,040
--------------------------------------------------------------------------------
                                                                     58,767,137
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 3.3%
--------------------------------------------------------------------------------
          198,900   Clorox Company                                   11,315,421
--------------------------------------------------------------------------------
        1,468,728   Kimberly-Clark Corp.                             87,609,625
--------------------------------------------------------------------------------
                                                                     98,925,046
--------------------------------------------------------------------------------

INSURANCE -- 5.0%
--------------------------------------------------------------------------------
          250,500   Ambac Financial Group, Inc.                      19,303,530
--------------------------------------------------------------------------------
          798,099   American International
                    Group, Inc.                                      54,454,295
--------------------------------------------------------------------------------
              460   Berkshire Hathaway Inc. Cl A(1)                  40,765,200
--------------------------------------------------------------------------------
        1,060,255   Marsh & McLennan
                    Companies, Inc.                                  33,673,699
--------------------------------------------------------------------------------
                                                                    148,196,724
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
          295,400   Hasbro, Inc.                                      5,961,172
--------------------------------------------------------------------------------

MEDIA -- 1.8%
--------------------------------------------------------------------------------
          344,800   Disney (Walt) Co.                                 8,264,856
--------------------------------------------------------------------------------
          630,276   New York Times Co. (The) Cl A                    16,670,800
--------------------------------------------------------------------------------
          275,282   Tribune Co.                                       8,330,033
--------------------------------------------------------------------------------
        1,257,200   Westwood One, Inc.                               20,492,361
--------------------------------------------------------------------------------
                                                                     53,758,050
--------------------------------------------------------------------------------

MULTI-UTILITIES -- 4.6%
--------------------------------------------------------------------------------
          533,271   Dominion Resources Inc.                          41,168,521
--------------------------------------------------------------------------------
        1,102,500   Wisconsin Energy Corp.                           43,063,650
--------------------------------------------------------------------------------
        2,877,100   XCEL Energy Inc.                                 53,111,266
--------------------------------------------------------------------------------
                                                                    137,343,437
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 2.4%
--------------------------------------------------------------------------------
        1,245,100   Dollar General Corp.                             23,744,057
--------------------------------------------------------------------------------
        1,850,024   Family Dollar Stores, Inc.                       45,862,095
--------------------------------------------------------------------------------
                                                                     69,606,152
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 6.1%
--------------------------------------------------------------------------------
          790,578   BP plc ADR                                       50,770,919
--------------------------------------------------------------------------------
        1,217,900   Exxon Mobil Corp.                                68,409,444
--------------------------------------------------------------------------------
          441,100   Murphy Oil Corp.                                 23,814,989
--------------------------------------------------------------------------------
          624,713   Royal Dutch Shell plc Cl A ADR                   38,413,602
--------------------------------------------------------------------------------
                                                                    181,408,954
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS -- 1.4%
--------------------------------------------------------------------------------
          608,300   MeadWestvaco Corp.                               17,050,649
--------------------------------------------------------------------------------
          348,200   Weyerhaeuser Co.                                 23,099,588
--------------------------------------------------------------------------------
                                                                     40,150,237
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 0.8%
--------------------------------------------------------------------------------
          713,900   Estee Lauder
                    Companies, Inc. Cl A                             23,901,372
--------------------------------------------------------------------------------

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 6.7%
--------------------------------------------------------------------------------
        2,219,400   Abbott Laboratories                          $   87,510,941
--------------------------------------------------------------------------------
        1,027,024   Bristol-Myers Squibb Co.                         23,601,012
--------------------------------------------------------------------------------
          350,100   Eli Lilly and Company                            19,812,159
--------------------------------------------------------------------------------
          511,483   Merck & Co., Inc.                                16,270,274
--------------------------------------------------------------------------------
        1,486,700   Pfizer Inc.                                      34,669,844
--------------------------------------------------------------------------------
          525,156   Watson Pharmaceuticals, Inc.(1)                  17,072,822
--------------------------------------------------------------------------------
                                                                    198,937,052
--------------------------------------------------------------------------------

ROAD & RAIL -- 0.1%
--------------------------------------------------------------------------------
           37,052   Union Pacific Corp.                               2,983,057
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 0.6%
--------------------------------------------------------------------------------
          665,900   Intel Corp.                                      16,620,864
--------------------------------------------------------------------------------

SOFTWARE -- 1.3%
--------------------------------------------------------------------------------
          999,600   Microsoft Corporation                            26,139,540
--------------------------------------------------------------------------------
          407,893   Reynolds & Reynolds Co. Cl A                     11,449,557
--------------------------------------------------------------------------------
                                                                     37,589,097
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 3.1%
--------------------------------------------------------------------------------
        1,076,800   Foot Locker, Inc.                                25,401,712
--------------------------------------------------------------------------------
        1,326,000   Gap, Inc. (The)                                  23,390,640
--------------------------------------------------------------------------------
          642,749   Home Depot, Inc.                                 26,018,480
--------------------------------------------------------------------------------
          346,501   Sherwin-Williams Co.                             15,738,075
--------------------------------------------------------------------------------
                                                                     90,548,907
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 0.3%
--------------------------------------------------------------------------------
          250,300   Liz Claiborne, Inc.                               8,965,746
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 3.4%
--------------------------------------------------------------------------------
          805,400   Fannie Mae                                       39,311,574
--------------------------------------------------------------------------------
          679,824   Freddie Mac                                      44,426,498
--------------------------------------------------------------------------------
          272,422   MGIC Investment Corp.                            17,930,816
--------------------------------------------------------------------------------
                                                                    101,668,888
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $2,701,707,365)                                             2,863,624,591
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 4.2%
--------------------------------------------------------------------------------
     $124,300,000  FHLB Discount Notes,
                   3.40%, 1/3/06(2)
(Cost $124,276,521)                                                 124,300,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 101.1%
(Cost $2,825,983,886)                                             2,987,924,591
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- (1.1)%                                           (33,685,347)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       $2,954,239,244
================================================================================

See Notes to Financial Statements.                                  (continued)

------
9

VP Value - Schedule of Investments

DECEMBER 31, 2005

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

    Contracts to Sell      Settlement Date       Value      Unrealized Gain (Loss)
----------------------------------------------------------------------------------
 10,100,285  Euro for USD      1/31/06        $11,972,410          $ 77,534
----------------------------------------------------------------------------------
 11,573,901  Euro for USD      1/31/06         13,719,165            89,888
----------------------------------------------------------------------------------
 19,728,240  Euro for USD      1/31/06         23,384,940           149,962
----------------------------------------------------------------------------------
  5,918,117  GBP for USD       1/31/06         10,178,142            55,052
----------------------------------------------------------------------------------
 15,826,955  GBP for USD       1/31/06         27,219,635           160,046
----------------------------------------------------------------------------------

                                              $86,474,292          $532,482
                                           =======================================

(Value on Settlement Date $87,006,774)

* FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
GBP = British Pound
USD = United States Dollar
(1) Non-income producing.
(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
10

Statement of Assets and Liabilities

DECEMBER 31, 2005

ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
(cost of $2,825,983,886)                                         $2,987,924,591
--------------------------------------------------
Receivable for investments sold                                       2,811,038
--------------------------------------------------
Receivable for forward foreign
currency exchange contracts                                             532,482
--------------------------------------------------
Dividends and interest receivable                                     4,654,557
--------------------------------------------------------------------------------
                                                                  2,995,922,668
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                          969,009
--------------------------------------------------
Payable for investments purchased                                    38,298,998
--------------------------------------------------
Accrued management fees                                               2,278,529
--------------------------------------------------
Distribution fees payable                                               136,888
--------------------------------------------------------------------------------
                                                                     41,683,424
--------------------------------------------------------------------------------

NET ASSETS                                                       $2,954,239,244
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                          $2,551,497,699
--------------------------------------------------
Undistributed net investment income                                  40,158,200
--------------------------------------------------
Undistributed net realized gain on
investment and foreign currency transactions                        200,110,158
--------------------------------------------------
Net unrealized appreciation on investments
and translation of assets and liabilities
in foreign currencies                                               162,473,187
--------------------------------------------------------------------------------
                                                                 $2,954,239,244
================================================================================
CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                       $2,297,418,447
--------------------------------------------------
Shares outstanding                                                  280,155,273
--------------------------------------------------
Net asset value per share                                                 $8.20
--------------------------------------------------------------------------------
CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $648,071,094
--------------------------------------------------
Shares outstanding                                                   79,092,816
--------------------------------------------------
Net asset value per share                                                 $8.19
--------------------------------------------------------------------------------
CLASS III, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $8,749,703
--------------------------------------------------
Shares outstanding                                                    1,066,963
--------------------------------------------------
Net asset value per share                                                 $8.20
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
11

Statement of Operations

YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------
Dividends (net of foreign taxes
withheld of $665,998)                                             $  70,420,507
--------------------------------------------------
Interest                                                              2,665,823
--------------------------------------------------------------------------------
                                                                     73,086,330
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------
Management fees                                                      25,573,800
--------------------------------------------------
Distribution fees -- Class II                                         1,357,638
--------------------------------------------------
Directors' fees and expenses                                             50,652
--------------------------------------------------
Other expenses                                                           16,404
--------------------------------------------------------------------------------
                                                                     26,998,494
--------------------------------------------------------------------------------

Net investment income (loss)                                         46,087,836
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
--------------------------------------------------
Investment transactions                                             256,308,103
--------------------------------------------------
Foreign currency transactions                                        16,396,312
--------------------------------------------------------------------------------
                                                                    272,704,415
--------------------------------------------------------------------------------
CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:
--------------------------------------------------
Investments                                                        (181,243,885)
--------------------------------------------------
Translation of assets and liabilities
in foreign currencies                                                 4,200,140
--------------------------------------------------------------------------------
                                                                   (177,043,745)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              95,660,670
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $141,748,506
================================================================================

See Notes to Financial Statements.

------
12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       2005            2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                     $   46,087,836  $   26,676,920
--------------------------------------------
Net realized gain (loss)                            272,704,415     256,355,501
--------------------------------------------
Change in net unrealized
appreciation (depreciation)                        (177,043,745)     43,360,126
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           141,748,506     326,392,547
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
--------------------------------------------
  Class I                                           (19,718,978)    (20,153,212)
--------------------------------------------
  Class II                                           (3,397,166)     (2,176,260)
--------------------------------------------
  Class III                                             (54,888)        (25,471)
--------------------------------------------
From net realized gains:
--------------------------------------------
  Class I                                          (228,154,534)    (15,633,098)
--------------------------------------------
  Class II                                          (47,630,651)     (1,997,564)
--------------------------------------------
  Class III                                            (635,071)        (19,758)
--------------------------------------------------------------------------------
Decrease in net assets from distributions          (299,591,288)    (40,005,363)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                     423,328,830     262,826,128
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS               265,486,048     549,213,312
================================================================================

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                               2,688,753,196   2,139,539,884
--------------------------------------------------------------------------------
End of period                                    $2,954,239,244  $2,688,753,196
================================================================================

Undistributed net investment income                 $40,158,200     $17,233,612
================================================================================

See Notes to Financial Statements.

------
13

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its investment objective by investing primarily in equity securities of companies management believes to be undervalued at the time of purchase. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II and Class
III. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain

                                                                   (continued)

------
14

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE  CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or  Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

                                                                    (continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2005

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class of the fund is as follows:

                                                 CLASSES I & III   CLASS I
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $500 million                                    1.00%         0.90%
--------------------------------------------------------------------------------
Next $500 million                                     0.95%         0.85%
--------------------------------------------------------------------------------
Over $1 billion                                       0.90%         0.80%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the fund for the year ended December 31, 2005 was 0.93%, 0.83%, and 0.93% for Class I, Class II, and
Class III, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2005, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
December 31, 2005, were as follows:
--------------------------------------------------------------------------------
Purchases                                                      $3,852,513,306
--------------------------------------------------------------------------------
Proceeds from sales                                            $3,630,807,677
--------------------------------------------------------------------------------

As of December 31, 2005, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:
--------------------------------------------------------------------------------
Federal tax cost of investments                                $2,885,339,061
================================================================================
Gross tax appreciation of investments                            $180,695,543
-------------------------------------------------------
Gross tax depreciation of investments                             (78,110,013)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)
of investments                                                   $102,585,530
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                                   (continued)

------
16

Notes to Financial Statements

DECEMBER 31, 2005

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                                     SHARES        AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                 650,000,000
================================================================================
Sold                                               24,556,695   $198,084,573
----------------------------------------
Issued in reinvestment of distributions            31,297,161    247,873,512
----------------------------------------
Redeemed                                          (32,666,622)  (261,534,181)
--------------------------------------------------------------------------------
Net increase (decrease)                            23,187,234   $184,423,904
================================================================================
YEAR ENDED DECEMBER 31, 2004
SHARES AUTHORIZED                                 650,000,000
================================================================================
Sold                                               32,748,486   $263,688,761
----------------------------------------
Issued in reinvestment of distributions             4,467,704     35,786,310
----------------------------------------
Redeemed                                          (26,699,973)  (213,987,585)
--------------------------------------------------------------------------------
Net increase (decrease)                            10,516,217   $ 85,487,486
================================================================================
CLASS II
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                 150,000,000
================================================================================
Sold                                               26,913,190   $215,758,091
----------------------------------------
Issued in reinvestment of distributions             6,434,782     51,027,817
----------------------------------------
Redeemed                                           (3,833,357)   (30,546,690)
--------------------------------------------------------------------------------
Net increase (decrease)                            29,514,615   $236,239,218
================================================================================
YEAR ENDED DECEMBER 31, 2004
SHARES AUTHORIZED                                 150,000,000
================================================================================
Sold                                               23,157,735   $186,310,782
----------------------------------------
Issued in reinvestment of distributions               521,077      4,173,824
----------------------------------------
Redeemed                                           (2,136,579)   (17,125,171)
--------------------------------------------------------------------------------
Net increase (decrease)                            21,542,233   $173,359,435
================================================================================
CLASS III
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                  50,000,000
================================================================================
Sold                                                  674,944     $5,407,470
----------------------------------------
Issued in reinvestment of distributions                87,116        689,959
----------------------------------------
Redeemed                                             (424,875)    (3,431,721)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                               337,185     $2,665,708
================================================================================
YEAR ENDED DECEMBER 31, 2004
SHARES AUTHORIZED                                  50,000,000
================================================================================
Sold                                                  687,131     $5,516,058
----------------------------------------
Issued in reinvestment of distributions                 5,647         45,229
----------------------------------------
Redeemed                                             (196,593)    (1,582,080)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                               496,185     $3,979,207
================================================================================

(1) Net of redemption fees of $3,321.
(2) Net of redemption fees of $3,336.

                                                                     (continued)

------
17

Notes to Financial Statements

DECEMBER 31, 2005

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from $575,000,000 effective December 14, 2005. The fund may borrow money for temporary or emergency  purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2005.

6. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $25,822,886 of qualified dividend income for the fiscal year ended December 31, 2005.

The fund hereby designates $121,141,230 of capital gain distributions for the fiscal year ended December 31, 2005.

For corporate taxpayers, ordinary income  distributions paid during the fiscal year ended December 31, 2005, of $19,931,692 qualify for the corporate dividends received deduction.

------
18

VP Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
---------------------------------------------------------------------------------------------------
                                                                   CLASS I
---------------------------------------------------------------------------------------------------
                                             2005        2004        2003       2002         2001
---------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $8.75       $7.79       $6.12      $7.44        $6.67
---------------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------
  Net Investment Income (Loss)(1)             0.13        0.09        0.09       0.08         0.08
---------------------------------------
  Net Realized and Unrealized
  Gain (Loss)                                 0.28        1.01        1.65      (0.95)        0.77
---------------------------------------------------------------------------------------------------
  Total From Investment Operations            0.41        1.10        1.74      (0.87)        0.85
---------------------------------------------------------------------------------------------------
Distributions
---------------------------------------
  From Net Investment Income                 (0.08)      (0.08)      (0.07)     (0.06)       (0.08)
---------------------------------------
  From Net Realized Gains                    (0.88)      (0.06)         --      (0.39)          --
---------------------------------------------------------------------------------------------------
  Total Distributions                        (0.96)      (0.14)      (0.07)     (0.45)       (0.08)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $8.20       $8.75       $7.79      $6.12        $7.44
===================================================================================================
  TOTAL RETURN(2)                             5.03%      14.33%      28.96%    (12.62)%      12.82%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         0.93%       0.93%       0.95%       0.95%       0.97%
---------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         1.66%       1.16%       1.37%       1.17%       1.28%
---------------------------------------
Portfolio Turnover Rate                        133%        139%        109%        106%        174%
---------------------------------------
Net Assets, End of Period
(in thousands)                           $2,297,418  $2,248,902  $1,919,580  $1,465,287  $1,424,235
---------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

------
19

See Notes to Financial Statements.

VP Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
------------------------------------------------------------------------------------------
                                                             CLASS II
------------------------------------------------------------------------------------------
                                           2005      2004      2003     2002      2001(1)
------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $8.74     $7.78     $6.11    $7.44      $7.19
------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------
  Net Investment Income (Loss)(2)           0.12      0.08      0.08     0.07       0.02
---------------------------------------
  Net Realized and Unrealized
  Gain (Loss)                               0.27      1.01      1.65    (0.95)      0.23
------------------------------------------------------------------------------------------
  Total From Investment Operations          0.39      1.09      1.73    (0.88)      0.25
------------------------------------------------------------------------------------------
Distributions
---------------------------------------
  From Net Investment Income               (0.06)    (0.07)    (0.06)   (0.06)        --
---------------------------------------
  From Net Realized Gains                  (0.88)    (0.06)       --    (0.39)        --
------------------------------------------------------------------------------------------
  Total Distributions                      (0.94)    (0.13)    (0.06)   (0.45)        --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $8.19     $8.74     $7.78    $6.11      $7.44
==========================================================================================
  TOTAL RETURN(3)                           4.85%    14.17%    28.81%  (12.81)%     3.48%
==========================================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                       1.08%     1.08%     1.10%     1.10%  1.11%(4)
---------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                       1.51%     1.01%     1.22%     1.02%  0.81%(4)
---------------------------------------
Portfolio Turnover Rate                      133%      139%      109%      106%   174%(5)
---------------------------------------
Net Assets, End of Period
(in thousands)                           $648,071  $433,465  $218,141   $82,976   $17,145
------------------------------------------------------------------------------------------

(1) August 14, 2001 (commencement of sale) through December 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2001.

See Notes to Financial Statements.

------
20

VP Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                          CLASS III
--------------------------------------------------------------------------------
                                             2005     2004      2003    2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $8.75    $7.79     $6.12    $6.92
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(2)            0.13     0.09      0.09     0.06
------------------------------------------
  Net Realized and Unrealized Gain (Loss)    0.28     1.01      1.65    (0.86)
--------------------------------------------------------------------------------
  Total From Investment Operations           0.41     1.10      1.74    (0.80)
--------------------------------------------------------------------------------
istributions
------------------------------------------
  From Net Investment Income                (0.08)   (0.08)    (0.07)      --
------------------------------------------
  From Net Realized Gains                   (0.88)   (0.06)       --       --
--------------------------------------------------------------------------------
  Total Distributions                       (0.96)   (0.14)    (0.07)      --
--------------------------------------------------------------------------------
Net Asset Value, End of Period              $8.20    $8.75     $7.79    $6.12
================================================================================
  TOTAL RETURN(3)                            5.03%   14.33%    28.96%  (11.56)%
================================================================================
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                        0.93%    0.93%     0.95%  0.95%(4)
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                        1.66%    1.16%     1.37%  1.50%(4)
------------------------------------------
Portfolio Turnover Rate                       133%     139%      109%   106%(5)
------------------------------------------
Net Assets, End of Period (in thousands)    $8,750   $6,387    $1,819     $356
--------------------------------------------------------------------------------

(1) May 6, 2002 (commencement of sale) through December 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund (the "Fund"), one of the mutual funds comprising American Century Variable Portfolios, Inc., as of December 31,
2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Value Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2006

------
22

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century  Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACGIM, ACIM, ACIS, and ACS. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company  of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

                                                                    (continued)

------
23

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS, ACIS, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
24

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS; Director, ACC, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present);  Also serves as: Senior Vice President, ACS; Assistant
Treasurer, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS, ACIM
and ACGIM (March 2005 to present); Vice President, ACS (February 2000 to present); Assistant General Counsel, ACS (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS (April 1998 to present); Also serves as: Vice President, ACIM, ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
25

Share Class Information

Three classes of shares are authorized for sale by the fund: Class I, Class II, and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
26

Additional Information

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The LIPPER MULTI-CAP VALUE INDEX is an equally-weighted index of, typically, the
30 largest mutual funds that use a value investment strategy to purchase securities of companies of all market capitalizations.

The RUSSELL 3000(reg.tm) INDEX measures the performance of the 3,000 largest
U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4 billion;
the median market capitalization was approximately $700 million. The index had a total market capitalization range of approximately $309 billion to $128 million.
The RUSSELL 3000(reg.tm) VALUE INDEX measures the performance of those Russell
3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's Web site at  americancentury.com and on the  Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio  securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
27

Notes

------
28

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo,
American Century and American Century
Investments are service marks of                    American Century Investment
American Century Proprietary Holdings, Inc.         Services, Inc., Distributor

0602                         (c)2006 American Century Proprietary Holdings, Inc.
SH-ANN-47664                                                All rights reserved.

American Century Investments
ANNUAL REPORT

DECEMBER 31, 2005

[image of woman looking over man's shoulder]

VP Vista(reg.sm) Fund

[american century investments logo and text logo]

VP VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

VP Vista - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2005
                                               --------------
                                               AVERAGE ANNUAL
                                                  RETURNS
------------------------------------------------------------------------------
                                                   SINCE           INCEPTION
                                    1 YEAR       INCEPTION            DATE
------------------------------------------------------------------------------
CLASS I                              8.13%         9.14%            10/5/01
------------------------------------------------------------------------------
RUSSELL MIDCAP GROWTH INDEX(1)      12.10%        11.99%               --
------------------------------------------------------------------------------
Class II                              --          15.29%(2)         4/29/05
------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. - A Reuters Company. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2) Total returns for periods less than one year are not annualized.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                     (continued)

VP Vista - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made October 5, 2001

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended December 31
-------------------------------------------------------------------------------
                                 2001*     2002      2003      2004      2005
-------------------------------------------------------------------------------
Class I                          1.50%   -19.70%    42.21%    15.62%     8.13%
-------------------------------------------------------------------------------
Russell Midcap Growth Index     20.49%   -27.41%    42.71%    15.48%    12.10%
-------------------------------------------------------------------------------

* From 10/5/01, Class I's inception date, through 12/31/01. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

VP Vista - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE VP VISTA INVESTMENT TEAM: GLENN FOGLE AND DAVID M.
HOLLOND.

American Century VP Vista gained 8.13%* during the year ended December 31, 2005, trailing the 12.10% return of its benchmark, the Russell Midcap Growth Index.

ECONOMIC AND MARKET REVIEW

The U.S. economy, as measured by gross domestic product (GDP), grew at a moderate pace during the year, with the annualized "real" rate of GDP increasing
3.5%. Energy costs and short-term interest rates soared, but "core" inflation
(excluding food and energy prices) remained relatively stable at 2.2%.

Attempting to keep inflation under control, the Federal Reserve increased its overnight interest rate target during the year, to 4.25% from 2.25%. The central bank boosted the rate steadily throughout the 12-month period with eight separate increases, each consisting of one-quarter of a percentage point.

In that environment, returns on mid-cap stocks paved the way for U.S. markets in
2005. The Russell Midcap Index surged 12.65% versus just 6.27% for the Russell
1000 Index, focusing on large-cap stocks, and 4.55% for the Russell 2000 Index, focusing on small-cap stocks.

Meanwhile, returns on growth stocks improved as the year progressed. In the mid-cap space, the Russell Midcap Value Index gained 5.51% in the first half of
2005, compared with 1.70% for the Russell Midcap Growth. That trend reversed in the second half of the year, though, as the latter index gained 10.22%, compared with 6.76% for the former.

STOCK PICKS TRUMP ENERGY'S SURGE

Overweight stakes in telecommunication services and energy benefited VP Vista during 2005, as did an underweight stake in the financials sector. Security selection in each of those sectors further aided relative returns. The surging energy sector, riding a 41% increase in crude oil prices, accounted for more than half of the portfolio's total return.

VP Vista's relative performance trailed its benchmark, though, primarily because it couldn't overcome poor stock picks in information technology and

TOP TEN HOLDINGS AS OF DECEMBER 31, 2005
AS A % OF NET ASSETS
--------------------------------------------------------------------------------
                                        12/31/05               6/30/05
--------------------------------------------------------------------------------
NII Holdings, Inc.                        4.3%                  3.0%
--------------------------------------------------------------------------------
Cerner Corporation                        3.8%                  2.5%
--------------------------------------------------------------------------------
Southwestern
Energy Company                            3.2%                  1.3%
--------------------------------------------------------------------------------
America Movil SA
de CV Series L ADR                        3.1%                  1.9%
--------------------------------------------------------------------------------
Omnicare, Inc.                            3.0%                    --
--------------------------------------------------------------------------------
National Oilwell Varco, Inc.              2.8%                  2.0%
--------------------------------------------------------------------------------
Precision Castparts Corp.                 2.8%                  1.0%
--------------------------------------------------------------------------------
Foster Wheeler Ltd.                       2.7%                    --
--------------------------------------------------------------------------------
American Tower Corp. Cl A                 2.5%                  0.5%
--------------------------------------------------------------------------------
AON Corp.                                 2.4%                    --
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Class I shares.

                                                                    (continued)

------
4

VP Vista - Portfolio Commentary

the consumer discretionary sector. Security selection also suffered in health care, a sector that boosted the portfolio's return on an absolute basis but pinched its relative performance.

LEVERAGING LATIN AMERICA

National Oilwell Varco in 2005 typified the momentum-oriented companies that VP
Vista's managers find appealing. Shares in the supplier of oil and gas drilling equipment, the portfolio's third-largest average holding in the period, followed crude oil prices higher and rose 78%. The stock ranked among the portfolio's top five relative performers and trailed only one other in contributions to VP
Vista's total return.

The lone stock that topped National Oilwell in absolute returns, NII Holdings, also ranked No. 1 in relative performance. VP Vista's heaviest average holding during the year, NII constituted one of two key portfolio positions that benefited from a booming Latin American cellular market. Shares in NII, which markets wireless services to high-volume users, soared 84% in 2005.

SOFTWARE STUMBLES

VP Vista actually benefited slightly from an underweight in information technology, but it couldn't overcome weak stock selection throughout the sector, particularly in software.

TIBCO Software, a maker of business software, led the portfolio in relative performance in the fourth quarter of 2004 but ended 2005 as its biggest relative and absolute detractor. TIBCO's shares fell sharply in early March 2005 after the company warned investors of surprisingly weak earnings results. The company's cloudy outlook led VP Vista to quickly liquidate its position in the stock, but the portfolio couldn't entirely escape its detrimental impact.

Elsewhere, VP Vista suffered from a damaging overweight in specialty retail stocks, and stakes in several gaming-related business heightened relative losses in the consumer discretionary sector.

In addition to health care, stock selection crimped relative performance in industrials. A stake in Vestas Wind Systems, a Denmark-based maker of wind-powered turbines whose margins deteriorated as it struggled to fill increasing orders, led detractors in the industrials sector.

INVESTMENT PHILOSOPHY

VP Vista's management adheres to an investment process that identifies mid-sized and smaller companies with accelerating earnings and revenue. Ultimately, we believe this selection strategy will produce solid, long-term gains for our investors.

TOP FIVE INDUSTRIES AS OF
DECEMBER 31, 2005 AS A % OF NET ASSETS
--------------------------------------------------------------------------------
                                        12/31/05               6/30/05
--------------------------------------------------------------------------------
Health Care Providers
& Services                               14.2%                 18.6%
--------------------------------------------------------------------------------
Wireless
Telecommunication Services               11.4%                  5.5%
--------------------------------------------------------------------------------
Energy Equipment
& Services                                7.7%                  7.2%
--------------------------------------------------------------------------------
Construction &
Engineering                               7.3%                  1.8%
--------------------------------------------------------------------------------
Software                                  5.3%                  0.9%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
AS A % OF NET ASSETS
--------------------------------------------------------------------------------
                                        12/31/05              6/30/05
--------------------------------------------------------------------------------
Common Stocks                            96.8%                 95.9%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               3.3%                  3.2%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                         (0.1)%                  0.9%
--------------------------------------------------------------------------------

------
5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                    (continued)

------
6

Shareholder Fee Example (Unaudited)

                                                    EXPENSES PAID
                     BEGINNING        ENDING        DURING PERIOD*   ANNUALIZED
                   ACCOUNT VALUE   ACCOUNT VALUE      7/1/05 -        EXPENSE
                      7/1/05         12/31/05         12/31/05         RATIO*
--------------------------------------------------------------------------------
VP VISTA SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Class I                $1,000       $1,094.40           $5.28           1.00%
--------------------------------------------------------------------------------
Class II               $1,000       $1,093.70           $6.07           1.15%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Class I                $1,000       $1,020.16           $5.09           1.00%
--------------------------------------------------------------------------------
Class II               $1,000       $1,019.41           $5.85           1.15%
--------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

VP Vista - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.8%

AEROSPACE & DEFENSE -- 2.8%
--------------------------------------------------------------------------------
 9,617    Precision Castparts Corp.                                 $   498,258
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.2%
--------------------------------------------------------------------------------
   491    UTI Worldwide Inc.                                             45,584
--------------------------------------------------------------------------------
AIRLINES -- 1.8%
--------------------------------------------------------------------------------
 6,385    AirTran Holdings, Inc.(1)                                     102,352
--------------------------------------------------------------------------------
 3,288    SkyWest, Inc.                                                  88,316
--------------------------------------------------------------------------------
 3,479    US Airways Group Inc.(1)                                      129,209
--------------------------------------------------------------------------------
                                                                        319,877
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 4.5%
--------------------------------------------------------------------------------
 8,983    Ameritrade Holding
          Corporation(1)                                                215,592
--------------------------------------------------------------------------------
10,413    E*TRADE Financial Corp.(1)                                    217,215
--------------------------------------------------------------------------------
 7,352    Investment Technology
          Group Inc.(1)                                                 260,555
--------------------------------------------------------------------------------
 6,882    Janus Capital Group Inc.                                      128,212
--------------------------------------------------------------------------------
                                                                        821,574
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 1.0%
--------------------------------------------------------------------------------
 4,266    Administaff, Inc.                                             179,385
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 2.0%
--------------------------------------------------------------------------------
 3,349    Electronics for Imaging, Inc.(1)                               89,117
--------------------------------------------------------------------------------
 5,330    Intergraph Corp.(1)                                           265,487
--------------------------------------------------------------------------------
                                                                        354,604
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 7.3%
--------------------------------------------------------------------------------
13,280    Foster Wheeler Ltd.(1)                                        488,439
--------------------------------------------------------------------------------
 1,338    Jacobs Engineering
          Group Inc.(1)                                                  90,810
--------------------------------------------------------------------------------
 7,028    McDermott International, Inc.(1)                              313,519
--------------------------------------------------------------------------------
32,655    Quanta Services, Inc.(1)                                      430,066
--------------------------------------------------------------------------------
                                                                      1,322,834
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 1.6%
--------------------------------------------------------------------------------
 4,815    Cemex SA de CV ADR                                            285,674
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.4%
--------------------------------------------------------------------------------
 1,572    Alliance Capital
          Management Holding L.P.                                        88,802
--------------------------------------------------------------------------------
 4,664    Nasdaq Stock Market,
          Inc. (The)(1)                                                 164,080
--------------------------------------------------------------------------------
                                                                        252,882
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.5%
--------------------------------------------------------------------------------
 9,330    ABB Ltd. ORD(1)                                                90,483
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.3%
--------------------------------------------------------------------------------
12,377    Agilent Technologies, Inc.(1)                                 412,030
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 7.7%
--------------------------------------------------------------------------------
 4,641    BJ Services Co.                                               170,185
--------------------------------------------------------------------------------
 3,892    Diamond Offshore Drilling, Inc.                               270,728
--------------------------------------------------------------------------------
 3,846    ENSCO International Inc.                                      170,570
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

 3,119    Helmerich & Payne, Inc.                                   $   193,097
--------------------------------------------------------------------------------
 7,961    National Oilwell Varco, Inc.(1)                               499,155
--------------------------------------------------------------------------------
 2,238    Todco Cl A                                                     85,178
--------------------------------------------------------------------------------
                                                                      1,388,913
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.5%
--------------------------------------------------------------------------------
 7,000    Aeon Co. Ltd. ORD                                             177,944
--------------------------------------------------------------------------------
 1,198    Whole Foods Market, Inc.                                       92,713
--------------------------------------------------------------------------------
                                                                        270,657
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.0%
--------------------------------------------------------------------------------
 2,742    Alcon Inc.(1)                                                 355,363
--------------------------------------------------------------------------------
   904    Intuitive Surgical Inc.(1)                                    106,012
--------------------------------------------------------------------------------
 4,382    Thoratec Corp.(1)                                              90,664
--------------------------------------------------------------------------------
                                                                        552,039
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 14.2%
--------------------------------------------------------------------------------
 2,610    Aetna Inc.                                                    246,149
--------------------------------------------------------------------------------
 6,006    Caremark Rx Inc.(1)                                           311,051
--------------------------------------------------------------------------------
 1,556    Coventry Health Care Inc.(1)                                   88,630
--------------------------------------------------------------------------------
 4,458    Express Scripts, Inc.(1)                                      373,581
--------------------------------------------------------------------------------
 6,807    Health Net Inc.(1)                                            350,901
--------------------------------------------------------------------------------
 4,004    Humana Inc.(1)                                                217,537
--------------------------------------------------------------------------------
 9,501    Omnicare, Inc.                                                543,648
--------------------------------------------------------------------------------
 5,874    Pharmaceutical Product
          Development, Inc.                                             363,894
--------------------------------------------------------------------------------
 1,431    Psychiatric Solutions, Inc.(1)                                 84,057
--------------------------------------------------------------------------------
                                                                      2,579,448
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.5%
--------------------------------------------------------------------------------
    22    Round One Corp. ORD                                            98,055
--------------------------------------------------------------------------------
INSURANCE -- 3.4%
--------------------------------------------------------------------------------
 1,542    Ace, Ltd.                                                      82,404
--------------------------------------------------------------------------------
12,097    AON Corp.                                                     434,887
--------------------------------------------------------------------------------
 3,007    Brown & Brown Inc.                                             91,834
--------------------------------------------------------------------------------
                                                                        609,125
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 0.4%
--------------------------------------------------------------------------------
 2,284    NutriSystem, Inc.(1)                                           82,270
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.9%
--------------------------------------------------------------------------------
 5,541    CNET Networks Inc.(1)                                          81,397
--------------------------------------------------------------------------------
 2,596    Digital Insight Corp.(1)                                       83,124
--------------------------------------------------------------------------------
                                                                        164,521
--------------------------------------------------------------------------------
IT SERVICES -- 1.2%
--------------------------------------------------------------------------------
 5,570    Paychex, Inc.                                                 212,328
--------------------------------------------------------------------------------
MACHINERY -- 2.1%
--------------------------------------------------------------------------------
 4,716    JLG Industries Inc.                                           215,332
--------------------------------------------------------------------------------
 3,325    Manitowoc Co.                                                 166,982
--------------------------------------------------------------------------------
                                                                        382,314
--------------------------------------------------------------------------------
METALS & MINING -- 2.7%
--------------------------------------------------------------------------------
 2,884    Allegheny Technologies Inc.                                   104,055
--------------------------------------------------------------------------------
 3,107    Oregon Steel Mills, Inc.(1)                                    91,408
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
8

VP Vista - Schedule of Investments

DECEMBER 31, 2005

Shares                                                                  Value
--------------------------------------------------------------------------------

 4,580    Titanium Metals Corp.(1)                                  $   289,730
--------------------------------------------------------------------------------
                                                                        485,193
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.9%
--------------------------------------------------------------------------------
10,000    Takashimaya Co. Ltd. ORD                                      159,641
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 4.5%
--------------------------------------------------------------------------------
 2,940    Peabody Energy Corp.                                          242,315
--------------------------------------------------------------------------------
16,070    Southwestern
          Energy Company(1)                                             577,556
--------------------------------------------------------------------------------
                                                                        819,871
--------------------------------------------------------------------------------
REAL ESTATE -- 2.0%
--------------------------------------------------------------------------------
 9,000    Mitsui Fudosan Co. Ltd. ORD                                   182,646
--------------------------------------------------------------------------------
19,000    Tokyu Land Corp. ORD                                          189,815
--------------------------------------------------------------------------------
                                                                        372,461
--------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 5.0%
--------------------------------------------------------------------------------
 8,944    Advanced Micro Devices, Inc.(1)                               273,686
--------------------------------------------------------------------------------
 5,329    ATI Technologies Inc.(1)                                       90,540
--------------------------------------------------------------------------------
 7,480    Intersil Corp. Cl A                                           186,102
--------------------------------------------------------------------------------
 1,511    Marvell Technology Group Ltd.(1)                               84,752
--------------------------------------------------------------------------------
 3,245    Microsemi Corporation(1)                                       89,757
--------------------------------------------------------------------------------
 3,307    National Semiconductor Corp.                                   85,916
--------------------------------------------------------------------------------
 4,366    OmniVision Technologies, Inc.(1)                               87,145
--------------------------------------------------------------------------------
                                                                        897,898
--------------------------------------------------------------------------------
SOFTWARE -- 5.3%
--------------------------------------------------------------------------------
 6,545    Business Objects SA ADR(1)                                    264,483
--------------------------------------------------------------------------------
 7,592    Cerner Corporation(1)                                         690,189
--------------------------------------------------------------------------------
                                                                        954,672
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 3.7%
--------------------------------------------------------------------------------
 1,419    Abercrombie & Fitch Co.                                        92,490
--------------------------------------------------------------------------------

Shares/Principal Amount                                                  Value
--------------------------------------------------------------------------------

 3,355    Charming Shoppes, Inc.(1)                                 $    44,286
--------------------------------------------------------------------------------
 4,037    Chico's FAS, Inc.(1)                                          177,345
--------------------------------------------------------------------------------
 2,142    Gymboree Corp.(1)                                              50,123
--------------------------------------------------------------------------------
 2,500    Yamada Denki Co. Ltd. ORD                                     312,673
--------------------------------------------------------------------------------
                                                                        676,917
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 1.0%
--------------------------------------------------------------------------------
 1,504    Watsco Inc.                                                    89,954
--------------------------------------------------------------------------------
 2,114    WESCO International Inc.(1)                                    90,331
--------------------------------------------------------------------------------
                                                                        180,285
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 11.4%
--------------------------------------------------------------------------------
19,186    America Movil SA de CV
          Series L ADR                                                  561,382
--------------------------------------------------------------------------------
16,714    American Tower Corp. Cl A(1)                                  452,949
--------------------------------------------------------------------------------
 6,546    Crown Castle
          International Corp.(1)                                        176,153
--------------------------------------------------------------------------------
17,888    NII Holdings, Inc.(1)                                         781,349
--------------------------------------------------------------------------------
 5,229    SBA Communications
          Corp. Cl A(1)                                                  93,599
--------------------------------------------------------------------------------
                                                                      2,065,432
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $14,934,216)                                                   17,535,225
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 3.3%
--------------------------------------------------------------------------------
$600,000  FHLB Discount Notes,
          3.40%, 1/3/06(2)
(Cost $599,887)                                                         600,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.1%
(Cost $15,534,103)                                                   18,135,225
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.1)%                                 (22,254)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $18,112,971
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

   Contracts to Sell     Settlement Date     Value       Unrealized Gain (Loss)
-------------------------------------------------------------------------------
63,244,000 JPY for USD       1/31/06       $537,760            $3,444
                                           ====================================

(Value on Settlement Date $541,204)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future --
and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

JPY = Japanese Yen

ORD = Foreign Ordinary Share

USD = United States Dollar

(1)  Non-income producing.

(2)  The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
9

Statement of Assets and Liabilities

DECEMBER 31, 2005

-------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------
Investment securities, at value (cost of $15,534,103)               $18,135,225
-------------------------------------------------------
Cash                                                                     76,649
-------------------------------------------------------
Receivable for investments sold                                         165,071
-------------------------------------------------------
Receivable for forward foreign
currency exchange contracts                                               3,444
-------------------------------------------------------
Dividends and interest receivable                                        11,777
-------------------------------------------------------------------------------
                                                                     18,392,166
-------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------
Payable for investments purchased                                       263,875
-------------------------------------------------------
Accrued management fees                                                  15,060
-------------------------------------------------------
Distribution fees payable                                                   260
-------------------------------------------------------------------------------
                                                                        279,195
-------------------------------------------------------------------------------

NET ASSETS                                                          $18,112,971
===============================================================================
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                             $15,475,203
-------------------------------------------------------
Undistributed net realized gain on
investment and foreign currency transactions                             33,051
-------------------------------------------------------
Net unrealized appreciation on
investments and translation of assets
and liabilities in foreign currencies                                 2,604,717
-------------------------------------------------------------------------------
                                                                    $18,112,971
===============================================================================
CLASS I, $0.01 PAR VALUE
-------------------------------------------------------------------------------
Net assets                                                          $16,863,380
-------------------------------------------------------
Shares outstanding                                                    1,163,547
-------------------------------------------------------
Net asset value per share                                                $14.49
-------------------------------------------------------------------------------
CLASS II, $0.01 PAR VALUE
-------------------------------------------------------------------------------
Net assets                                                           $1,249,591
-------------------------------------------------------
Shares outstanding                                                       86,286
-------------------------------------------------------
Net asset value per share                                                $14.48
-------------------------------------------------------------------------------

See Notes to Financial Statements.

------
10

Statement of Operations

YEAR ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
-------------------------------------------------------------------------------
INCOME:
------------------------------------------------------------
Dividends                                                            $   65,675
------------------------------------------------------------
Interest                                                                 13,657
-------------------------------------------------------------------------------
                                                                         79,332
-------------------------------------------------------------------------------

EXPENSES:
------------------------------------------------------------
Management fees                                                         130,451
------------------------------------------------------------
Distribution fees - Class II                                                896
------------------------------------------------------------
Directors' fees and expenses                                                193
------------------------------------------------------------
Other expenses                                                              592
-------------------------------------------------------------------------------
                                                                        132,132
-------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                           (52,800)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
------------------------------------------------------------
Investment transactions                                                 175,951
------------------------------------------------------------
Foreign currency transactions                                             9,679
-------------------------------------------------------------------------------
                                                                        185,630
-------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
------------------------------------------------------------
Investments                                                           1,100,669
------------------------------------------------------------
Translation of assets and liabilities in foreign currencies               3,595
-------------------------------------------------------------------------------
                                                                      1,104,264
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                               1,289,894
-------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $1,237,094
===============================================================================

See Notes to Financial Statements.

------
11

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                           2005         2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                           $   (52,800)  $   (2,273)
----------------------------------------------
Net realized gain (loss)                                   185,630      (46,266)
----------------------------------------------
Change in net unrealized
appreciation (depreciation)                              1,104,264    1,065,749
--------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations                                          1,237,094    1,017,210
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease)
in net assets from
capital share transactions                               7,263,556    6,388,807
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                    8,500,650    7,406,017
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                      9,612,321    2,206,304
--------------------------------------------------------------------------------
End of period                                          $18,112,971   $9,612,321
================================================================================

------
12

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing in medium-sized and smaller companies that the investment advisor believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of
Class II shares commenced on April 29, 2005.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by

                                                                    (continued)

------
13

Notes to Financial Statements

DECEMBER 31, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The effective annual management fee for each class of the fund for the year ended December 31, 2005 was 1.00% and 0.90%
for Class I and Class II, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2005, are detailed in the Statement of
Operations.

                                                                   (continued)

------
14

Notes to Financial Statements

DECEMBER 31, 2005

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
December 31, 2005, were as follows:
--------------------------------------------------------------------------------
Purchases                                                           $42,206,138
--------------------------------------------------------------------------------
Proceeds from sales                                                 $35,085,958
--------------------------------------------------------------------------------

As of December 31, 2005, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                    $15,570,301
================================================================================
Gross tax appreciation of investments                               $2,674,036
--------------------------------------------------------------------
Gross tax depreciation of investments                                 (109,112)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                  $2,564,924
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                                    (continued)

------
15

Notes to Financial Statements

DECEMBER 31, 2005

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                                           SHARES      AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                       50,000,000
================================================================================
Sold                                                       646,473   $8,800,416
--------------------------------------------
Redeemed                                                  (200,246)  (2,732,247)
--------------------------------------------------------------------------------
Net increase (decrease)                                    446,227   $6,068,169
================================================================================
YEAR ENDED DECEMBER 31, 2004
SHARES AUTHORIZED                                       50,000,000
================================================================================
Sold                                                       569,739   $6,910,277
--------------------------------------------
Redeemed                                                   (42,782)    (521,470)
--------------------------------------------------------------------------------
Net increase (decrease)                                    526,957   $6,388,807
================================================================================
CLASS II
--------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2005(1)
SHARES AUTHORIZED                                       50,000,000
================================================================================
Sold                                                       120,349   $1,670,376
--------------------------------------------
Redeemed                                                   (34,063)    (474,989)
--------------------------------------------------------------------------------
Net increase (decrease)                                     86,286   $1,195,387
================================================================================

(1) April 29, 2005 (commencement of sale) through December 31, 2005.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from $575,000,000 effective December 14, 2005. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2005.

------
16

VP Vista - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted
--------------------------------------------------------------------------------
                                               CLASS I
--------------------------------------------------------------------------------
                         2005         2004        2003     2002         2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period    $13.40       $11.59       $8.15    $10.15        $10.00
--------------------------------------------------------------------------------
Income From
Investment
Operations
-------------------
   Net Investment
   Income (Loss)        (0.05)(2)    (0.01)(2)   (0.05)    (0.02)        (0.01)
-------------------
   Net Realized
   and Unrealized
   Gain (Loss)           1.14         1.82        3.49     (1.98)         0.16
--------------------------------------------------------------------------------
   Total From
   Investment
   Operations            1.09         1.81        3.44     (2.00)         0.15
--------------------------------------------------------------------------------
Net Asset Value,
End of Period          $14.49       $13.40      $11.59     $8.15        $10.15
================================================================================
   TOTAL RETURN(3)       8.13%       15.62%      42.21%   (19.70)%        1.50%
--------------------------------------------------------------------------------
RATIOS/
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to
Average Net Assets       1.01%        1.00%       1.00%      1.00%     1.00%(4)
-------------------
Ratio of Net
Investment
Income (Loss)
to Average
Net Assets             (0.40)%      (0.05)%     (0.58)%    (0.29)%   (0.32)%(4)
-------------------
Portfolio
Turnover Rate             276%         252%        262%       294%          50%
-------------------
Net Assets,
End of Period
(in thousands)         $16,863       $9,612      $2,206     $1,164       $1,072
--------------------------------------------------------------------------------

(1) October 5, 2001 (fund inception) through December 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
17

VP Vista - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                    CLASS II
--------------------------------------------------------------------------------
                                                                     2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $12.56
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------
   Net Investment Income (Loss)(2)                                    (0.05)
-----------------------------------------------------
   Net Realized and Unrealized Gain (Loss)                             1.97
--------------------------------------------------------------------------------
   Total From Investment Operations                                    1.92
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $14.48
================================================================================
   TOTAL RETURN(3)                                                    15.29%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                               1.16%(4)
-----------------------------------------------------
Ratio of Net Investment
Income (Loss) to Average Net Assets                               (0.55)%(4)
-----------------------------------------------------
Portfolio Turnover Rate                                              276%(5)
-----------------------------------------------------
Net Assets, End of Period (in thousands)                              $1,250
--------------------------------------------------------------------------------

(1) April 29, 2005 (commencement of sale) through December 31, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2005.

------
18

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders,

American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Vista Fund (the "Fund"), one of the mutual funds comprising American Century Variable Portfolios, Inc., as of December 31,
2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Vista Fund as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2006

------
19

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly owned subsidiaries, including
ACGIM, ACIM, ACIS, and ACS. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

                                                                    (continued)

------
20

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS and
other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACS, ACIS, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                     (continued)

------
21

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS; Director, ACC, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS; Assistant
Treasurer, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS, ACIM
and ACGIM (March 2005 to present); Vice President, ACS (February 2000 to present); Assistant General Counsel, ACS (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); Controller-Fund Accounting, ACS (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS (April 1998 to present); Also serves as: Vice President, ACIM, ACGIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

------
22

Share Class Information

Two classes of shares are authorized for sale by the fund: Class I and Class II.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
23

Additional Information

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.tm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.tm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP(reg.tm) VALUE INDEX measures the performance of those Russell
Midcap companies with lower price-to-book ratios and lower forecasted growth values.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
24

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor
(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

0602
SH-ANN-47668

ITEM 2.  CODE OF ETHICS.

a.       The registrant has adopted a Code of Ethics for Senior Financial
         Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.       No response required.

c.       None.

d.       None.

e.       Not applicable.

f.       The registrant's Code of Ethics for Senior Financial Officers was
         filed as Exhibit 12 (a)(1) to American Century Asset Allocation
         Portfolios, Inc.'s Annual Certified Shareholder Report on Form N-CSR,
         File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)   The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)   D.D. (Del) Hock, Donald H. Pratt and Timothy Webster are the
         registrant's designated audit committee financial experts. They are
         "independent" as defined in Item 3 of Form N-CSR.

(a)(3)   Not applicable.

(b)      No response required.

(c)      No response required.

(d)      No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

         FY 2004:  $125,423
         FY 2005:  $152,519

(b)      Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

         For services rendered to the registrant:

         FY 2004:  $0
         FY 2005:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2004:  $0
         FY 2005:  $0

(c)      Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

         For services rendered to the registrant:

         FY 2004:  $17,539
         FY 2005:  $20,116

         These services included review of federal and state income tax forms and federal excise tax forms.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2004:  $0
         FY 2005:  $0

(d)      All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

         For services rendered to the registrant:

         FY 2004:  $0
         FY 2005:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2004:  $0
         FY 2005:  $0

(e)(1)   In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X, the registrant's audit committee also pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)   All services described in each of paragraphs (b) through (d) of this
         Item were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of
         Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)      The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

         FY 2004:  $311,672
         FY 2005:  $243,903

(h)      The registrant's investment adviser and accountant have notified the registrant's audit committee of all non-audit services that were rendered by the registrant's accountant to the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant's audit committee included sufficient details regarding such services to allow the registrant's audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company
         Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment
         Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation
         Portfolios, Inc.'s Certified Shareholder Report on Form N-CSR, File
         No. 811-21591, on September 29, 2005.

(a)(2)   Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
         Company Act of 1940, are filed and attached hereto as Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

By: /s/ William M. Lyons
    ----------------------------------------
    Name:  William M. Lyons
    Title: President

Date:  February 15, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William M. Lyons
    ----------------------------------------
    Name:  William M. Lyons
    Title: President
           (principal executive officer)

Date:  February 15, 2006

By: /s/ Maryanne L. Roepke
    ----------------------------------------
    Name:  Maryanne L. Roepke
    Title: Sr. Vice President, Treasurer, and
           Chief Financial Officer
           (principal financial officer)

Date:  February 15, 2006